As filed with the Securities and Exchange Commission on January 26, 1998

                                                      Registration Nos. 33-19423
                                                                        811-5436

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933
                                                                             [X]
                           Pre-Effective Amendment No.                       [ ]

                        Post-Effective Amendment No. 22                      [X]

                                    and/or

                             REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 24                             [X]

                        (Check appropriate box or boxes)

                                 -------------
                          Phoenix Multi-Portfolio Fund
              (Exact Name of Registrant as Specified in Charter)

                                 -------------
       101 Munson Street, Greenfield, Massachusetts                01301
     (Address of Principal Executive Offices)                   (Zip Code)

                c/o Phoenix Equity Planning Shareholder Services


                                 (800) 243-1574
             (Registrant's Telephone Number, including Area Code)


                                 -------------

                              Thomas N. Steenburg

                     Vice President, Counsel and Secretary
                       Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)


                                 -------------
             It is proposed that this filing will become effective (check appropriate box)


             [ ] immediately upon filing pursuant to paragraph (b)

             [ ] on ------------- pursuant to paragraph (b)

             [X] 60 days after filing pursuant to paragraph (a)(i)

             [ ] on ------------- pursuant to paragraph (a)(i)

             [ ] 75 days after filing pursuant to paragraph (a)(ii)

             [ ] on ------------- pursuant to paragraph (a)(ii) of Rule 485. If appropriate, check the following box:

             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                         PHOENIX MULTI-PORTFOLIO FUND




Cross Reference Sheet
Required by Rule 495(a)




                                    PART A




 Form N-1A Item No.                                                                  Prospectus Caption
--------------------                                                ---------------------------------------------------
          1.      Cover Page ....................................   Cover Page
          2.      Synopsis ......................................   Introduction; Fund Expenses
          3.      Condensed Financial Information ...............   Financial Highlights
          4.      General Description of Registrant .............   Introduction; Investment Objectives and Policies;
                                                                    Investment Techniques and Related Risks; Portfolio
                                                                    Turnover; Description of Shares
          5.      Management of the Fund ........................   Introduction; Management of the Trust
          6.      Capital Stock and Other Securities ............   Introduction; Description of Shares; Dividends and
                                                                    Distributions; Taxes
          7.      Purchase of Securities Being Offered ..........   Plans of Distribution; How to Buy Shares; Investor
                                                                    Account Services
          8.      Redemption or Repurchase ......................   How to Redeem Shares
          9.      Legal Proceedings .............................   Not applicable


                                     PART B




 Form N-1A Item No.                                                       Statement of Additional Information Caption
--------------------                                                   ------------------------------------------------
        10.      Cover Page ........................................   Cover Page
        11.      Table of Contents .................................   Table of Contents
        12.      General Information and History ...................   The Fund
        13.      Investment Objectives and Policies ................   Investment Objectives and Policies; Investment
                                                                       Restrictions; Portfolio Turnover
        14.      Management of the Fund ............................   Trustees and Officers
        15.      Control Persons and Principal Holders of
                 Securities ........................................   Trustees and Officers
        16.      Investment Advisory and Other Services ............   The Investment Adviser; The Distributor
        17.      Brokerage Allocation and Other Practices ..........   Portfolio Transactions and Brokerage
        18.      Purchase, Redemption and Pricing of
                 Securities Being Offered ..........................   How to Buy Shares; Alternative Purchase
                                                                       Arrangements; Net Asset Value; Investor Account
                                                                       Services; How to Redeem Shares
        20.      Tax Status ........................................   Taxes
        21.      Underwriters ......................................   The Distributor
        22.      Calculations of Yield Quotations of Money
                 Market Funds ......................................   Not applicable
        23.      Financial Statements ..............................   Financial Statements


                                     PART C
     The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

[FRONT COVER]



                                 P H O E N I X
                                         FUNDS



Prospectus                                   March 27, 1997


                                             o    PHOENIX TAX-EXEMPT
                                                  BOND PORTFOLIO

                                             o    PHOENIX MID CAP
                                                  PORTFOLIO

                                             o    PHOENIX INTERNATIONAL
                                                  PORTFOLIO

                                             o    PHOENIX REAL ESTATE
                                                  SECURITIES PORTFOLIO

                                             o    PHOENIX EMERGING MARKETS
                                                  BOND PORTFOLIO

                                             o    PHOENIX STRATEGIC INCOME FUND



[LOGOTYPE] PHOENIX
           DUFF & PHELPS

          PHOENIX TAX EXEMPT BOND PORTFOLIO PHOENIX MID CAP PORTFOLIO
                        PHOENIX INTERNATIONAL PORTFOLIO
                    PHOENIX REAL ESTATE SECURITIES PORTFOLIO
                    PHOENIX EMERGING MARKETS BOND PORTFOLIO
                         PHOENIX STRATEGIC INCOME FUND


                               101 Munson Street
                        Greenfield, Massachusetts 01301

                                   PROSPECTUS


                                 March 27, 1998

     Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio") seeks as its investment objective the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. It intends under normal conditions to invest at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation.

     Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio") seeks as its investment objective long-term appreciation of capital. Under normal circumstances, at least 65% of the total assets will be invested in the common stocks of medium capitalization companies considered to have appreciation potential.

     Phoenix International Portfolio (the "International Portfolio") seeks as its investment objective a high total return consistent with reasonable risk. It intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Investment Techniques and Related Risks"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.

     Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

     Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio") seeks as its primary investment objective high current income. The secondary objective of the Emerging Markets Portfolio is long term capital appreciation. It intends to invest primarily in High Yield-High Risk debt securities issued by governments and corporations in certain foreign countries known as "emerging markets." Debt securities issued by foreign issuers also entail greater risks of default, untimely interest and principal payments, and price volatility than higher rated securities and may present problems of liquidation and valuation. These debt securities are commonly referred to as "junk bonds" and are considered speculative with regard to the payment of interest and return of principal. Investors should carefully consider these risks before investing.

     Phoenix Strategic Income Fund (the "Income Portfolio"), formerly the "Diversified Income Portfolio" was previously known as the "Endowment Fixed Income Portfolio." The Fund seeks to maximize current income by investing in debt securities as its investment objective. Capital appreciation is a secondary objective. The Income Portfolio will invest principally in four market sectors: (1) debt securities of U.S. companies including lower-rated, high yield securities, (2) mortgage securities, (3) debt securities of foreign governments and companies including non-dollar denominated, and (4) U.S. Government securities. There can be no assurance that the Income Portfolio will achieve its objectives.

     One of the four principal market sectors in which the Income Portfolio intends to invest is High Yield-High Risk debt securities, commonly referred to as "junk bonds." These lower rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. High Yield-High Risk securities are regarded as predominantly speculative with regard to each issuer's continuing ability to make interest and principal payments. In addition, the secondary market for High Yield-High Risk securities may be less liquid than the market for investment grade securities. Investors should carefully assess the risks associated with an investment in the Fund. See "Investment Objective and Policies" and "Investment Techniques and Related Risks."

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

(continued from previous page)


     Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company whose shares are offered in six series. Each series represents an investment in a separate portfolio with its own investment objectives and policies. There can be no assurance that any portfolio will achieve its objectives.

     This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Trust is contained in a Statement of Additional Information, dated March 27, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.

     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.



                               TABLE OF CONTENTS



                                                                            Page
                                                                           -----
INTRODUCTION .............................................................   3
FUND EXPENSES ............................................................   5
FINANCIAL HIGHLIGHTS .....................................................   8
PERFORMANCE INFORMATION ..................................................  13
INVESTMENT OBJECTIVES AND POLICIES .......................................  14
 Tax Exempt Bond Portfolio ...............................................  14
 Mid Cap Portfolio .......................................................  15
 International Portfolio .................................................  16
 Emerging Markets Bond Portfolio .........................................  19
 Real Estate Portfolio ...................................................  20
 Income Portfolio ........................................................  22
INVESTMENT TECHNIQUES AND RELATED RISKS ..................................  23
INVESTMENT RESTRICTIONS ..................................................  29
PORTFOLIO TURNOVER .......................................................  29
MANAGEMENT OF THE TRUST ..................................................  30
DISTRIBUTION PLANS .......................................................  32
HOW TO BUY SHARES ........................................................  33
INVESTOR ACCOUNT SERVICES ................................................  37
NET ASSET VALUE ..........................................................  38
HOW TO REDEEM SHARES .....................................................  38
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................  40
ADDITIONAL INFORMATION ...................................................  41
APPENDIX .................................................................  42

                                 INTRODUCTION


     This Prospectus describes the shares offered by and the operations of Phoenix Multi-Portfolio Fund (the "Trust"). The Trust is an open-end management investment company established in 1987 as a Massachusetts business trust. Shares of the Trust are divided into six series or "Portfolios." Each Portfolio has a different investment objective and is designed to meet different investment needs. The Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio"), the Phoenix International Portfolio (the "International Portfolio"), the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio"), the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio"), the Phoenix Strategic Income Fund (the "Income Portfolio"), are the six portfolios currently offered by the Trust (each a "Portfolio," and, together, the "Portfolios").



The Investment Advisers


     The investment adviser for the Bond Portfolio, Mid Cap Portfolio, International Portfolio, Emerging Markets Portfolio and Income Portfolio is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). PIC is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The investment adviser for the Real Estate Portfolio at its inception was Phoenix Realty Securities, Inc. ("PRS" or the "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Duff & Phelps Corporation and an indirect majority owned subsidiary of Phoenix Home
Life, for which DPIM is paid a fee by PRS. On March   , 1998, DPIM purchased
the management rights for the Portfolio from PRS and PRS' contract was assigned to DPIM.


     See "Management of the Trust" for a description of the Investment Advisory Contracts, management fees and each investment adviser's undertaking to reimburse the Trust for certain expenses.



Distributor and Distribution Plans


     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Trust's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Trust's transfer agent. See "The Custodian and Transfer Agent."


     The Trust has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") for all classes of all Portfolios. Pursuant to the distribution plan adopted for Class A Shares, the Trust will pay the Distributor an amount equal to 0.25% annually of the Trust's average daily Class A Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Portfolio and for furnishing shareholder services ("Service Fee"). Pursuant to the distribution plan adopted for Class B Shares of a Portfolio, the Trust shall reimburse the Distributor up to a maximum annual rate of 0.75% of the Trust's average daily Class B Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Portfolio and 0.25% for a Service Fee. Pursuant to the distribution plan adopted for Class C Shares and Class M Shares, the Emerging Markets Portfolio and the Income Portfolio shall reimburse the Distributor up to a maximum annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Emerging Markets Portfolio and the Income Portfolio for distribution expenses incurred in connection with the sale and promotion of each class of shares and 0.25% for a Service Fee. See "Distribution Plans."



Purchase of Shares

     The Trust offers two classes of shares of each Portfolio and two additional classes of shares of the Emerging Markets Portfolio and the Income Portfolio which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares" and "Class M Shares") or (ii) on a contingent deferred basis (the "Class B Shares" and "Class C Shares"). An additional class of shares of the Income Portfolio (Class X Shares) is currently closed to new investors. Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Class A and M Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank") plus a sales charge. The maximum initial sales charge is 4.75% and 3.50%, respectively, of the offering price on single purchases of less than $50,000. The sales charges are reduced on a graduated scale on single purchases of $50,000 or more.

     Class B and C Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. Class C Shares redeemed within one year of purchase are subject to a 1% sales charge.

     Shares of each Class represent an identical interest in the investment portfolio of a Portfolio and have the same rights. For more information on fees and charges applicable for each Portfolio and Class, refer to "Fund Expenses" and "How to Buy Shares."



Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption of Shares

     Class A, M and X Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank. Class B and C shareholders redeeming shares within certain time periods of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."



Risk Factors

     There can be no assurance that any Portfolio will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which a Portfolio may invest. For example, although the Real Estate Portfolio does not invest directly in real property, it does invest primarily in securities concentrated in and directly related to the real estate industry and may therefore be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. The Real Estate Portfolio is non-diversified and as such there is no restriction on the percentage of its assets that may be invested in the securities of any one issuer. Accordingly, its value is potentially more susceptible to adverse developments affecting a single issuer.



     The Income Portfolio may invest in High Yield-High Risk securities, commonly referred to as "junk bonds." Investment in such securities is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates.

     The Emerging Markets Portfolio can invest entirely in High Yield-High Risk bonds (commonly referred to as "junk bonds") issued by governments and corporations in emerging market countries. It invests in lower quality securities of issuers which may have defaulted in the past on certain of their financial obligations. Investment in less-developed countries whose markets are still emerging generally presents greater risks than those presented by investment in domestic issuers or countries with developed securities markets and more advanced regulatory systems. It is also non-diversified and as such there is no restriction on the percentage of its assets that may be invested in securities of one issuer. Its share price can fluctuate widely in response to political events and currency and interest rate fluctuations. Its value is potentially more susceptible to adverse developments affecting a single issuer.


     To the extent that a Portfolio such as the Emerging Markets Portfolio invests in lower-rated securities, such an investment is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. Although the portfolio turnover rate cannot be accurately predicted, it is anticipated that the annual turnover rate of the Mid Cap Portfolio may be as high as 300% and the Emerging Markets Portfolio's annual turnover rate may be as high as 600%. Because of PIC's strict "sell" discipline, each portfolio's annual turnover rate will probably be substantially higher than that of other investment companies with similar investment objectives. A high rate of turnover involves a correspondingly greater amount of brokerage commissions and other costs which are paid directly by the Portfolio. It may also result in the realization of capital gains, which are taxable to the shareholders. See "Investment Objectives and Policies."

                                 FUND EXPENSES


     The following table illustrates all expenses and fees that a shareholder will incur. The expenses and fees set forth in the table are based on fiscal year ended November 30, 1997.



                                                    Bond                Bond                Mid Cap           Mid Cap
                                                  Portfolio           Portfolio            Portfolio         Portfolio
                                                  (Class A            (Class B             (Class A          (Class B
                                                   Shares)             Shares)              Shares)           Shares)
                                                   --------      --------------------       --------      ------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases            4.75%             None                   4.75%             None
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested           None              None                   None              None
 Dividends
Deferred Sales Load (as a percentage of original   None          5% during the              None         5% during the
 purchase price or redemption proceeds, as                       first year,                             first year,
 applicable)                                                     decreasing 1%                           decreasing 1%
                                                                 annually to 2%                          annually to 2%
                                                                 during the                              during the 4th &
                                                                 4th & 5th years;                        5th years;
                                                                 dropping from 2%                        dropping from 2%
                                                                 to 0% after the                         to 0% after the
                                                                 5th year                                5th year
Redemption Fee                                     None(a)           None                   None(a)           None
Exchange Fee                                       None              None                   None              None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                    0.45%              0.45%                 0.75%             0.75%
12b-1 Fees (b)                                     0.25%              1.00%                 0.25%             1.00%
Other Operating Expenses                           0.26%              0.26%                 0.33%             0.33%
                                                   ----               ----                  ------            ----
Total Fund Operating Expenses                      0.96%              1.71%                 1.33%             2.08%
                                                   ====               ====                  ======            ====

                                                International     International           Real Estate     Real Estate
                                                  Portfolio        Portfolio               Portfolio       Portfolio
                                                 (Class A           (Class B               (Class A        (Class B
                                                  Shares)            Shares)                Shares)         Shares)
                                                   ----               ---                   ---------         ----
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases            4.75%             None                   4.75%              None
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested           None              None                   None               None
 Dividends
Deferred Sales Load (as a percentage of original   None          5% during the              None         5% during the
 purchase price or redemption proceeds, as                       first year                              first year,
 applicable)                                                     decreasing 1%                           decreasing 1%
                                                                 annually to 2%                          annually to 2%
                                                                 during the 4th &                        during the 4th &
                                                                 5th years;                              5th years;
                                                                 dropping from 2%                        dropping from 2%
                                                                 to 0% after the                         to 0% after the
                                                                 5th year                                5th year
Redemption Fee                                     None(a)           None                   None(a)            None
Exchange Fee                                       None              None                   None               None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                    0.75%              0.75%                 0.75%             0.75%
12b-1 Fees (b)                                     0.25%              1.00%                 0.25%             1.00%
Other Operating Expenses (After Reimbursement)     0.56%              0.56%                 0.30%(c)          0.30%(c)
                                                   ----               ----                  -----             ----
Total Fund Operating Expenses                      1.56%              2.31%                 1.30%             2.05%
                                                   ====               ====                  =====             ====


-----------
     (a) The Trustees may, at their option, impose a redemption fee for Class A Shares not in excess of 1% of net asset value. No redemption fee is presently contemplated and shareholders will be given reasonable notice of any change in this intention.


     (b) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."

     (c) The Adviser has agreed to reimburse the Real Estate Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1998 exceed 1.30% and 2.05%, respectively, of the average net assets. Other operating expenses absent expense reimbursement equal approximately 0.54% and 0.54%, respectively, of average net assets. Total operating expenses absent expense reimbursement equal approximately 1.54% and 2.29%, respectively, of average net assets.

                                                                                   Emerging Markets Portfolio
                                                            --------------------------------------------------------------------
                                                               Class A            Class B               Class C        Class M
                                                               Shares              Shares              Shares (c)     Shares (c)
                                                            ------------   -------------------------  --------------------- -----
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                        4.75%               None                  None            3.50%
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested Dividends             None                None                  None            None
Deferred Sales Load (as a percentage of original purchase      None      5% during the first year,    1% during the      None
 price or redemption proceeds, as applicable)                            decreasing 1% annually       first year
                                                                         to 2% during the 4th & 5th
                                                                         years; dropping from
                                                                         2% to 0% after the 5th year
Redemption Fee                                                 None(a)             None                  None            None
Exchange Fee                                                   None                None                  None            None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                                0.75%               0.75%                 0.75%           0.75%
12b-1 Fees (b)                                                 0.25%               1.00%                 1.00%           0.50%
Other Operating Expenses                                       0.40%               0.40%                 0.38%           0.38%
                                                              -----                ----                  ----            -----
Total Fund Operating Expenses                                  1.40%               2.15%                 2.13%           1.63%
                                                              =====                ====                  ====            =====



-----------
     (a) The Trustees may, at their option, impose a redemption fee for Class A Shares not in excess of 1% of net asset value. No redemption fee is presently contemplated and shareholders will be given reasonable notice of any change in this intention.

     (b) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."

     (c) Prior to March 27, 1998 Class C and M Shares were not offered.




                                                                                          Income Portfolio
                                                            -----------------------------------------------------------------------
                                                             Class A          Class B            Class C       Class M     Class X
                                                            Shares (b)        Shares (b)         Shares (b)   Shares (b)  hares (d)
                                                            ----------  --------------------   ------------   ----------  ----------
                                                            Pro Forma)        (Pro Forma)        (Pro Forma)  (Pro Forma) Pro Forma)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                        4.75%            None               None          3.50%      None
 (as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested Dividends            None              None               None          None       None
Deferred Sales Load (as a percentage of original purchase     None      5% during the first    1% during the     None       None
 price or redemption proceeds, as applicable)                           year, decreasing 1%    first year
                                                                        annually to 2% during
                                                                        the fourth and fifth
                                                                        years; decreasing to
                                                                        0% after the fifth
                                                                        year
Redemption Fee                                                None              None               None          None       None
Exchange Fee                                                  None              None               None          None       None
Annual Fund Operating Expenses
 (as a percentage of average net assets for the period
 ended November 30, 1998)
Management Fees                                                0.55%            0.55%              0.55%         0.55%       0.55%
12b-1 Fees (a)                                                 0.25%            1.00%              1.00%         0.50%       0.00%
Other Operating Expenses (After Reimbursement) (c)             0.20%            0.20%              0.20%         0.20%       0.20%
                                                              -----             ----               ----          -----      -----
Total Fund Operating Expenses                                  1.00%            1.75%              1.75%         1.25%       0.75%
                                                              =====             ====               ====          =====      =====



     (a) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."


     (b) Prior to March 27, 1998, Class A, Class B, Class C and Class M Shares were not offered for the Income Portfolio.


     (c) The Adviser has agreed to reimburse the Income Portfolio for the amount by which other operating expenses for the fiscal year ended November 30, 1998 exceed 0.20% of the Fund's average net assets for Class A, Class B, Class C, Class M Shares and Class X Shares, respectively. Other operating expenses are estimated to be 1.79% for Class A, B, C, M and X Shares, respectively, absent such reimbursement. Total fund operating expenses are estimated to be 2.59%, 3.34%, 3.34%, 2.84% and [ ]% for Class A, B, C, M and X Shares, respectively, absent such reimbursement.


     (d) Effective March 27, 1998, Class X Shares are closed to new investors.

Example*                                                           1 year     3 years     5 years     10 years
---------------------------------------------------------------   --------   ---------   ---------   ---------
An investor would pay the following expenses on a hypothetical
 $1,000 investment, assuming (1) a 5% annual return and (2)
 redemption at the end of each time period:
 Bond Portfolio (Class A Shares)                                   $  57      $   77      $   98      $  160
Bond Portfolio (Class B Shares)                                       67          84         113         182
 Mid Cap Portfolio (Class A Shares)                                   60          88         117         200
Mid Cap Portfolio (Class B Shares)                                    71          95         132         222
 International Portfolio (Class A Shares)                             63          94         128         224
International Portfolio (Class B Shares)                              73         102         144         246
 Real Estate Portfolio (Class A Shares)                               60          87         115         197
Real Estate Portfolio (Class B Shares)                                71          94         130         219
 Emerging Markets Portfolio (Class A Shares)                          61          89         119         205
Emerging Markets Portfolio (Class B Shares)                           72          97         134         227
 Emerging Markets Portfolio (Class C Shares)                          32          67         114         246
Emerging Markets Portfolio (Class M Shares)                           51          85         121         222
 Income Portfolio Class A Shares                                      57          78         100         164
Income Portfolio Class B Shares                                       68          85         115         186
 Income Portfolio Class C Shares                                      28          55          95         206
Income Portfolio Class M Shares                                       47          73         101         181
 Income Portfolio Class X Shares                                       8          24          42          93
An investor would pay the following expenses on the same
 $1,000 investment assuming (1) 5% annual return and (2) no
 redemption at the end of each time period:
 Bond Portfolio (Class A Shares)                                   $  57      $   77      $   98      $  160
Bond Portfolio (Class B Shares)                                       17          54          93         182
 Mid Cap Portfolio (Class A Shares)                                   60          88         117         200
Mid Cap Portfolio (Class B Shares)                                    21          65         112         222
 International Portfolio (Class A Shares)                             63          94         128         224
International Portfolio (Class B Shares)                              23          72         124         246
 Real Estate Portfolio (Class A Shares)                               60          87         115         197
Real Estate Portfolio (Class B Shares)                                21          64         110         219
 Emerging Markets Portfolio (Class A Shares)                          61          89         119         205
Emerging Markets Portfolio (Class B Shares)                           22          67         114         227
 Emerging Markets Portfolio (Class C Shares)                          22          67         114         246
Emerging Markets Portfolio (Class M Shares)                           51          85         121         222
 Income Portfolio Class A Shares                                      57          78         100         164
Income Portfolio Class B Shares                                       18          55          95         186
 Income Portfolio Class C Shares                                      18          55          95         206
Income Portfolio Class M Shares                                       47          73         101         181
 Income Portfolio Class X Shares                                       8          24          42          93


      *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How To Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following tables set forth certain financial information for the respective fiscal years of the Portfolios. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Trust's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Trust's most recent Annual Report (containing the report of Independent Accountants and additional information relating to each Portfolio's performance) are available at no charge upon request by calling (800) 243-4361.





                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                           TAX-EXEMPT BOND PORTFOLIO




                                                                        Class A
                              -----------------------------------------------------------------------------------------------------
                                                                  Year Ended November 30,
                              -----------------------------------------------------------------------------------------------------
                                 1997       1996        1995       1994       1993        1992       1991      1990       1989
                                 ----       ----        ----       ----       ----        ----       ----      ----       ----
Net asset value,
 beginning of period........  $ 11.28      $11.40      $10.09     $11.58     $11.10      $10.66     $10.37     $10.68     $10.18
Income from
 investment
 operations
 Net investment
  income ...................     0.59        0.60        0.61       0.65       0.60 (1)    0.66 (1)   0.65 (1)   0.65 (1)   0.68 (1)
 Net realized and
  unrealized gain
  (loss) ...................     0.05      ( 0.12)       1.34      (1.49)      0.76        0.57       0.29         --       0.52
                               ------      -------     ------      ------    -------     -------    -------    -------    -------
  Total from investment
   operations ..............     0.64        0.48        1.95      (0.84)      1.36        1.23       0.94       0.65       1.20
                               ------      -------     ------      -----     -------     -------    -------    -------    -------
Less distributions
 Dividends from net
  investment
  income ...................   ( 0.59)     ( 0.60)     ( 0.61)     (0.65)     (0.60)      (0.66)     (0.65)     (0.65)     (0.68)
 Dividends from net
  realized gains ...........   ( 0.16)         --      ( 0.03)        --      (0.28)      (0.13)        --      (0.31)     (0.02)
                               ------      ------      ------     ------     -------     -------    -------    -------    ------
  Total distributions          ( 0.75)     ( 0.60)     ( 0.64)     (0.65)     (0.88)      (0.79)     (0.65)     (0.96)     (0.70)
                               ------      ------      ------     ------     -------     -------    -------    ------     ------
Change in net asset
 value .....................   ( 0.11)     ( 0.12)      1.31       (1.49)      0.48        0.44       0.29      (0.31)      0.50
                               ------      ------      ------     ------     -------     -------    -------   -------     ------
Net asset value, end
 of period .................  $11.17       $11.28      $11.40     $10.09     $11.58      $11.10     $10.66     $10.37     $10.68
                               ======      ======      ======     ======     =======     =======    =======   =======     ======
Total return(2) ............    6.04%        4.30%      19.87%     -7.55%     12.79%      11.92%      9.32%      6.49%     12.13%
Ratios/supplemental data:
Net assets, end of
 period (thousands) ........ $122,763    $136,558    $147,821   $141,623   $171,272     $35,625    $27,093    $20,240    $17,590
Ratio to average net
 assets of:
 Operating expenses.........    0.96%        0.94%       0.97%      0.96%     0.75%       0.78%      0.94%      1.00%      1.00%
 Net investment
  income ...................    5.36%        5.42%       5.65%      5.65%     5.33%       5.92%      6.17%      6.29%      6.55%
Portfolio turnover .........      15%          27%         25%        54%       62%        145%        99%       130%       161%


                                  Class A                             Class B
                              ---------------  -------------------------------------------
                                    From                 Year Ended               From
                                  Inception             November 30,            Inception
                                 7/15/88 to    ------------------------------   3/16/94 to
                                  11/30/88       1997    1996        1995        11/30/94
                              --------------   ------- --------    --------     ----------
Net asset value,
 beginning of period.........     $10.00       $11.32    $11.44      $10.12      $11.21
Income from
 investment
 operations
 Net investment
  income ....................       0.24 (1)     0.50      0.52        0.53        0.39
 Net realized and
  unrealized gain
  (loss) ....................       0.18         0.06     (0.12)       1.35       (1.09)
                                  -------      ------    -------    -------      -------
  Total from investment
   operations ...............       0.42         0.56      0.40        1.88       (0.70)
                                  -------      ------    -------    -------      -------
Less distributions
 Dividends from net
  investment
  income ....................      (0.24)       (0.50)    (0.52)      (0.53)      (0.39)
 Dividends from net
  realized gains ............         --        (0.16)       --       (0.03)         --
                                  -------      -------   -------    --------     -------
  Total distributions              (0.24)       (0.66)    (0.52)      (0.56)      (0.39)
                                  -------      -------   -------    --------     -------
Change in net asset
 value ......................       0.18        (0.10)    (0.12)       1.32       (1.09)
                                  -------      -------   -------    --------     -------
Net asset value, end
 of period ..................     $10.18       $11.22    $11.32      $11.44      $10.12
                                  =======      =======   =======    ========     =======
Total return(2) .............      11.06%(3)     5.13%     3.60%      19.07%      -6.42%(4)
Ratios/supplemental data:
Net assets, end of
 period (thousands) .........    $12,226        $5,797   $ 4,762     $3,142      $1,147
Ratio to average net
 assets of:
 Operating expenses..........       1.00%(3)      1.71%     1.69%      1.72%       1.54%(3)
 Net investment
  income ....................       6.26%(3)      4.60%     4.68%      4.90%       5.07%(3)
Portfolio turnover ..........         33%(3)        15%       27%        25%         54%


-----------
(1) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.04, $0.02, $0.02, $0.09 and $0.05, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.

(4) Not annualized.

                            INTERNATIONAL PORTFOLIO




                                                                         Class A
                           ---------------------------------------------------------------------------------------------------
                                                                 Year Ended November 30,
                           ---------------------------------------------------------------------------------------------------
                                 1997             1996             1995           1994         1993        1992        1991
                           ---------------- ---------------- ---------------- ------------ ----------- ----------- -----------
Net asset value,
 beginning of period......    $14.48          $12.20             $12.63        $11.16      $8.96     $10.90      $10.27
Income from
 investment
 operations(5)
 Net investment
  income (loss) ..........      0.03(1)         0.04(1)            0.03 (1)     (0.01)        --       0.11        0.15
 Net realized and
  unrealized gain
  (loss)                        1.01            2.28               0.42          1.48       2.20      (1.10)       0.69
                               -----            -----            ------         -----     -------     ------     -------
  Total from
   investment
   operations ............      1.04            2.32               0.45          1.47       2.20      (0.99)       0.84
                               -----           ------            ------         -----     -------     ------     -------
Less distributions
 Dividends from net
  investment
  income .................     (0.29)             --                 --           --          --      (0.12)      (0.21)
 Dividends from net
  realized gains .........     (1.34)          (0.04)             (0.88)          --          --      (0.64)         --
 Distribution in
  excess of
  accumulated net
  investment
  income .................        --              --                 --           --          --      (0.19)         --
                               ------          ------             -----         -----     -------     ------     -------
  Total distributions          (1.63)          (0.04)             (0.88)          --          --      (0.95)      (0.21)
                               ------          ------             -----         -----     -------     ------     -------
Change in net asset
 value ...................     (0.59)           2.28              (0.43)        1.47        2.20      (1.94)       0.63
                               ------          ------             ------       ------     -------     ------     -------
Net asset value, end
 of period ...............    $13.89           $14.48            $12.20       $12.63      $11.16      $8.96      $10.90
                               ======           =====            =======      ======      ======      ======     =======
Total return(2) ..........      8.21%           19.03%             4.12%       13.17%      24.55%     -9.91%       8.26%
Ratios/supplemental data:
Net assets, end of
 period (thousands) ......   $131,338        $135,524          $129,352     $167,918     $91,196    $26,188     $21,427
Ratio to average net
 assets of:
 Operating expenses ......       1.56%           1.57%             1.70%        1.47%       1.78%      1.97%       2.09%
 Net investment
 income (loss) ...........       0.22%           0.33%             0.23%        0.20%      (0.04)%     0.85%       1.29%
Portfolio turnover .......        167%            151%              236%         186%        191%        82%        128%
Average commission
 rate paid(7) ............    $0.0177         $0.0205               N/A           N/A        N/A        N/A        N/A



                                       Class A                                             Class B
                                -----------------------    -----------------------------------------------------------
                                                From                           Year Ended                    From
                                              Inception                       November 30,                 Inception
                                             11/1/89 to    ------------------------------------------      7/15/94 to
                                 1990         11/30/89         1997            1996             1995        11/30/94
                               ---------    ------------   ------------      ---------        --------      --------
Net asset value,
 beginning of period......       $10.44        $10.00         $14.22           $12.07          $12.60        $12.80
Income from
 investment
 operations(5)
 Net investment
  income (loss) ..........         0.15(6)      0.02(6)        (0.08)(1)        (0.05)(1)       (0.07)(1)     (0.01)
 Net realized and
  unrealized gain
  (loss)                          (0.22)         0.42           1.00             2.24            0.42         (0.19)
                                 -------       -------        ------            -----           ------        ------
  Total from
   investment
   operations ............        (0.07)         0.44           0.92             2.19            0.35         (0.20)
                                 -------       -------        ------            -----           ------        ------
Less distributions
 Dividends from net
  investment
  income .................        (0.10)           --          (0.24)              --              --            --
 Dividends from net
  realized gains .........           --            --          (1.34)           (0.04)          (0.88)           --
 Distribution in
  excess of
  accumulated net
  investment
  income .................           --            --             --               --              --            --
                                 -------       -------         ------           ------          -------       ------
  Total distributions             (0.10)           --          (1.58)           (0.04)          (0.88)           --
                                 -------       -------         ------           ------          -------       ------
Change in net asset
 value ...................        (0.17)         0.44          (0.66)            2.15           (0.53)        (0.20)
                                 -------       -------         ------           ------          -------       ------
Net asset value, end
 of period ...............       $10.27        $10.44         $13.56           $14.22          $12.07        $12.60
                                 =======       =======        ======            =====          =======        ======
Total return(2) ..........        -0.75%        53.53%(3)       7.37%           18.16%           3.28%        -1.56%(4)
Ratios/supplemental data:
Net assets, end of
 period (thousands) ......      $16,583        $1,593        $10,159           $6,955          $3,261        $1,991
Ratio to average net
 assets of:
 Operating expenses ......         1.50%         1.50%(3)       2.31%            2.31%          2.50%
 Net investment
 income (loss) ...........         1.48%         3.24%(3)      (0.55)%          (0.39)%        (0.61)%
Portfolio turnover .......           99%           --            167%             151%           236%          186%
Average commission
 rate paid(7) ............          N/A           N/A        $0.0177          $0.0205             N/A          N/A


-----------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) Net of reimbursement by Investment Adviser of $0.06 and $3.54, respectively.

(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                               MID CAP PORTFOLIO




                                                                  Class A
                            ------------------------------------------------------------------------------------------
                                                          Year Ended November 30,
                            ------------------------------------------------------------------------------------------
                              1997          1996           1995          1994         1993         1992         1991
                            ---------    ----------      ---------     --------     --------     --------     --------
Net asset value,
 beginning
 of period ..............    $21.65        $22.03         $18.03        $18.70       $17.95       $16.61       $11.95
Income from
 investment
 operations(5)
 Net investment
  income (loss) .........     (0.02)(1)     (0.03)(1)       0.05 (1)      0.11         0.11         0.15         0.19
 Net realized and
  unrealized gain........      1.52          2.53           4.74          0.10         1.44         2.41         4.64
                             -------       -------         ------        -----       ------       ------        -----
 Total from
  investment
  operations ............      1.50          2.50           4.79          0.21         1.55         2.56         4.83
                             -------       -------         ------        -----       ------       ------        -----
Less distributions
 Dividends from net
  investment
  income ................        --            --          (0.06)        (0.10)       (0.13)       (0.21)      ( 0.17)
 Dividends from net
  realized gains ........     (2.51)       (2.88)          (0.73)        (0.78)       (0.67)       (1.01)          --
                             -------       -------         ------        -----       ------       ------        -----
 Total distributions.....     (2.51)       (2.88)          (0.79)        (0.88)       (0.80)       (1.22)      ( 0.17)
                             -------       -------         ------        -----       ------       ------        -----
Change in net asset
 value ..................     (1.01)       (0.38)           4.00         (0.67)        0.75         1.34         4.66
                             -------       -------         ------        -----       ------       ------        -----
Net asset value, end
 of period ..............    $20.64       $21.65          $22.03        $18.03       $18.70       $17.95      $ 16.61
                             ======       ======          =======       ======       ======       ======       ======
Total return(2) .........      8.12%       13.52%          27.87%         1.03%        8.94%       16.44%       40.78%
Ratios/supplemental
 data:
Net assets, end of
 period
 (thousands)               $360,053      $451,474       $487,674      $419,760     $426,027     $234,472     $119,870
Ratio to average net
 assets of:
 Operating
 expenses ...............      1.33%         1.35%          1.42%         1.36%        1.34%        1.40%        1.24%
 Net investment
  income (loss) .........     (0.08)%       (0.17)%         0.28%         0.59%        0.64%        0.93%        1.94%
Portfolio turnover ......       161%          242%           218%          227%         174%         287%         458%
Average commission
 rate paid(7) ...........   $0.0542       $0.0504            N/A           N/A          N/A          N/A          N/A


                                     Class A                                    Class B
                             ---------------------       --------------------------------------------------------
                                            From                                                       From
                                          Inception                 Year Ended November 30,           Inception
                                         11/1/89 to      -----------------------------------------    7/18/94 to
                                1990      11/30/89         1997            1996          1995         11/30/94
                             ---------   ----------      --------        --------      ---------     ------------
Net asset value,
 beginning
 of period ..............     $10.29     $10.00           $21.30         $21.85         $17.97          $17.68
Income from
 investment
 operations(5)
 Net investment
  income (loss) .........       0.18 (6    0.03 (6)        (0.16)(1)      (0.18)(1)     (0.12)(1)        (0.01)
 Net realized and
  unrealized gain........       1.59       0.26             1.47           2.51          4.75             0.30
                              -------    -------         -------         -------        ------           ------
 Total from
  investment
  operations ............       1.77       0.29             1.31           2.33          4.63             0.29
                              -------    -------          ------         -------        ------           ------
Less distributions
 Dividends from net
  investment
  income ................      (0.11)        --              --              --         (0.02)              --
 Dividends from net
  realized gains ........         --         --           (2.50)          (2.88)        (0.73)              --
                              -------    -------          ------         -------        ------           -----
 Total distributions.....      (0.11)        --           (2.50)          (2.88)        (0.75)              --
                              -------    -------          ------         -------        ------           -----
Change in net asset
 value ..................       1.66       0.29           (1.19)          (0.55)         3.88             0.29
                              -------    -------          ------         -------        ------           -----
Net asset value, end
 of period ..............     $11.95     $10.29          $20.11          $21.30        $21.85           $17.97
                              =======    =======          =====          ======         ======          =======
Total return(2) .........      17.26%     35.28%(3)        7.27%          12.75%        26.92%
Ratios/supplemental
 data:
Net assets, end of
 period
 (thousands)                 $15,840     $1,568         $18,583         $17,599        $10,908          $1,519
Ratio to average net
 assets of:
 Operating
 expenses ...............       1.50%      1.50%(3)        2.08%           2.11%         2.18%
 Net investment
  income (loss) .........       2.22%      4.68%(3)       (0.85)%         (0.92)%       (0.58)%
Portfolio turnover ......        454%         5%(3)         161%            242%          218%             227%
Average commission
 rate paid(7) ...........       N/A        N/A           $0.0542         $0.0504            N/A             N/A


-----------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) Includes reimbursement by Investment Adviser of $0.01 and $0.23, respectively.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                       REAL ESTATE SECURITIES PORTFOLIO


                                                                  Class A                                 Class B
                                              ------------------------------------------   -----------------------------------------
                                                     Year Ended                                    Year Ended
                                                    November 30,                                   November 30,
                                              -----------------------                      ---------------------
                                                                         From Inception                             From Inception
                                                1997           1996    3/1/95 to 11/30/95     1997         1996   3/1/95 to 11/30/95
                                              ---------      --------  ------------------  ---------    --------  -----------------
Net asset value, beginning of period ......    $13.14        $10.72      $ 10.00           $ 13.10       $10.68      $10.00
Income from investment operations
 Net investment income ....................      0.49 (1)(5)   0.53(1)      0.43 (1)(5)       0.38(1)(5)   0.46(1)     0.36(1)(5)
 Net realized and unrealized gain .........      3.52          2.50         0.55              3.50         2.47        0.56
                                               -------       ------      ----------         ------      -------      -------
  Total from investment operations ........      4.01          3.03         0.98              3.88         2.93        0.92
                                               -------       ------      ----------         ------      -------      -------
Less distributions
 Dividends from net investment income .....     (0.51)       ( 0.59)       (0.26)            (0.41)       (0.49)      (0.24)
 Dividends from net realized gains ........     (0.25)       ( 0.02)          --             (0.25)       (0.02)         --
                                               -------       -------     ----------         -------     -------      -------
  Total distributions .....................     (0.76)       ( 0.61)       (0.26)            (0.66)       (0.51)      (0.24)
                                               -------       -------     ----------         ------      -------      -------
Change in net asset value .................      3.25          2.42         0.72              3.22         2.42        0.68
                                               -------       -------     ----------         ------      -------      -------
Net asset value, end of period ............    $16.39       $ 13.14      $ 10.72           $ 16.32       $13.10      $10.68
                                              ========      ========     ==========        =======      =======      =======
Total return(2) ...........................     31.44%        29.20%        9.87%(4)         30.44%       28.25%       9.21%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) .....    $36,336      $22,872      $13,842           $23,091       $8,259      $2,239
Ratio to average net assets of:
 Operating expenses .......................       1.30%        1.30%        1.30%(3)          2.05%        2.05%       2.05%(3)
 Net investment income ....................       3.34%        4.55%        5.79%(3)          2.55%        3.95%       5.03%(3)
Portfolio turnover ........................         54%          24%           9%(4)            54%          24%          9%(4)
Average commission rate paid(6) ...........    $ 0.0493     $0.0478          N/A           $0.0493      $0.0478         N/A


-----------

(1) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.12, respectively.

(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                        EMERGING MARKETS BOND PORTFOLIO


                                                                  Class A                                Class B
                                            -----------------------------------------   -----------------------------------------
                                                  Year Ended                                 Year Ended
                                                 November 30,                                November 30,
                                            ---------------------                       ----------------------
                                                                    From Inception                             From Inception
                                              1997         1996    9/5/95 to 11/30/95    1997         1996     9/5/95 to 11/30/95
                                            ---------    --------  ------------------   -------   ----------  --------------------
Net asset value, beginning of period .....   $14.80       $10.18      $ 10.00            $14.78      $10.18          $10.00
Income from investment operations
 Net investment income ...................     1.38 (5)     1.26 (1)     0.25 (1)(5)       1.26 (5)    1.19 (1)        0.22 (1)(5)
 Net realized and unrealized gain ........     0.17         4.56         0.18              0.18        4.53            0.20
                                            ----------   ----------   ----------         -------     -------         --------
  Total from investment operations .......     1.55         5.82         0.43              1.44        5.72            0.42
                                            ----------   ----------   ----------         -------     -------         --------
Less distributions
 Dividends from net investment income ....    (1.28)       (1.20)       (0.25)            (1.22)      (1.12)          (0.24)
                                            ----------   ----------   ----------         -------     -------         --------
 Dividends from net realized gains .......    (2.23)          --           --             (2.23)         --              --
  Total distributions ....................    (3.51)       (1.20)       (0.25)            (3.45)      (1.12)          (0.24)
                                            ----------   ----------   ----------         -------     -------         --------
Change in net asset value ................    (1.96)        4.62         0.18             (2.01)       4.60            0.18
                                            ----------   ----------   ----------         -------     -------         --------
Net asset value, end of period ...........   $12.84       $14.80       $10.18            $12.77      $14.78          $10.18
                                            ==========   ==========   ==========         =======     =======         ========
Total return(2) ..........................    11.91%       60.18%        4.40%(4)         11.07%      58.94%           4.22%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) ....  $67,875      $29,661      $12,149           $38,673      $9,713            $596
Ratio to average net assets of:
 Operating expenses ......................     1.40%        1.50%        1.50%(3)          2.15%       2.25%           2.25%(3)
 Net investment income ...................     9.90%       10.41%       10.48%(3)          9.14%       9.79%          10.29%(3)
Portfolio turnover .......................      614%         378%          38%(4)           614%        378%          38%(4)


-----------
(1) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized

(5) Computed using average shares outstanding.

                               INCOME PORTFOLIO





                                                                            Class X Shares
                                                      -------------------------------------------------
                                                                        Year Ended November 30,                From Inception
                                                         1997         1996          1995         1994        4/1/93 to 11/30/93
                                                      -------      ---------     ---------     --------      --------------
Net asset value, beginning of period .............   $10.03        $ 9.45        $ 8.97        $10.12            $10.00
Income from investment operations
 Net investment income ...........................     0.74 (1)(4)   0.78 (1)      0.91 (1)      0.63 (1)          0.40 (1)
 Net realized and unrealized gain (loss) .........     0.09          0.59          0.51         (1.13)             0.12
                                                     ---------     ---------     ---------     ---------         ---------
  Total from investment operations ...............     0.83          1.37          1.42         (0.50)             0.52
                                                     ---------     ---------     ---------     ---------         ---------
Less distributions
 Dividends from net investment income ............    (0.75)        (0.79)        (0.94)        (0.59)            (0.40)
 Distributions from net realized gains ...........    (0.12)           --            --         (0.06)               --
                                                     ---------     ---------     ---------     ---------         ---------
  Total distributions ............................    (0.87)        (0.79)        (0.94)        (0.65)            (0.40)
                                                     ---------     ---------     ---------     ---------         ---------
Change in net asset value ........................    (0.04)         0.58          0.48         (1.15)             0.12
                                                     ---------     ---------     ---------     ---------         ---------
Net asset value, end of period ...................    $9.99        $10.03        $ 9.45        $ 8.97            $10.12
                                                     =========     =========     =========     =========         =========
Total return .....................................                  15.32%        16.65%        -5.26%             5.35%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) ............   $6,480        $5,967        $5,170        $1,780            $1,989
Ratio to average net assets of:
 Operating expenses ..............................     0.65%         0.65%         0.65%         0.65%             0.65%(2)
 Net investment income ...........................     7.45%         8.11%         7.60%         6.64%             6.13%(2)
Portfolio turnover ...............................      194%          231%          618%          124%              183%(2)



-----------
(1) Includes reimbursement of operating expenses by Adviser of $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                            PERFORMANCE INFORMATION


     The Trust may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for each class of shares of each Portfolio in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.


     The yield of each Portfolio will be computed by dividing the Portfolio's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Portfolio's yield.


     The Trust may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt.

     Standardized quotations of average annual total return for each class of shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such class of shares of each Portfolio over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses of such Portfolio (on an annual basis), deduction of the maximum initial sales load in the case of Class A and M Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid. Performance data quoted for Class B, C and M Shares covering periods prior to the inception of such classes of shares will reflect historical performance of Class A Shares of a Portfolio as adjusted for the higher operating expenses applicable to such class of shares. The Trust may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Trust may from time to time, publish material citing historical volatility for shares of the Trust.

     The Trust may from time to time include advertisements containing total return and the ranking of these performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Trust may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Personal Investor and Realty Stock Review. The Trust may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Trust against certain widely acknowledged outside standards or indices for stock and bond market performance, such as Standard & Poor's 500 Composite Stock Price Index (the S&P 500), Standard & Poor's 400 Mid Cap Index (S&P 400), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index, Lehman Brothers T-Bond Index, Lehman Brothers Municipal Bond Index, J.P. Morgan Emerging Markets Bond Index, Russell 2000, Wilshire Real Estate Securities Index, NAREIT Combined Index, NAREIT Equity Index, NCREIF Property Index and the National Real Estate Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System. The NCREIF Index is produced by the National Council of Real Estate Investment Fiduciaries (NCREIF) and measures the historical performance of income-producing properties owned by commingled funds on behalf of qualified pension and profit-sharing trusts, or owned directly by these trusts and managed on a separate account basis. Properties in the NCREIF Index are unleveraged and the figures represent gross returns before management fees. The National Real Estate Index is published by Ernst & Young and Liquidity Fund. The National Real Estate Index is a transaction-based data service that reports property prices, rental rates and capitalization rates in the largest real estate markets in the United States. The NAREIT Combined Index and NAREIT Equity Index are published by the National Association of Real Estate Investment Trusts (NAREIT). The NAREIT Combined Index is comprised of all publicly-traded equity, mortgage or hybrid REITs. The NAREIT Equity Index is comprised of all publicly-traded Equity REITs. The Wilshire Securities Index measures the investment characteristics of publicly traded real estate securities such as REITs, real estate operating companies and partnerships.




     Advertisements, sales literature and other communications may contain information about the Trust or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time, the Trust may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital components; or cite separately as a return figure the equity or bond portion of a Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500, S&P 400, Dow Jones Industrial Average, NAREIT Equity Index, Europe Australia Far East Index (EAFE), Lehman Brothers Municipal Bond Index, J. P. Morgan Emerging Markets Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

     Performance information for a Portfolio reflects only the performance of a hypothetical investment in Class A, Class B, Class C or Class M Shares of that Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Portfolio, see the Statement of Additional Information.

     The Trust's Annual Report, available upon request and without charge, contains a discussion of the performance of each Portfolio and a comparison of that performance to a securities market index.



                             INVESTMENT OBJECTIVES
                                 AND POLICIES


     Each Portfolio has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the six Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The investment objective of each Portfolio is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Portfolio. Except as noted below, a Portfolio's investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Portfolio will achieve its investment objective.


Tax-Exempt Bond Portfolio
     The investment objective of the Bond Portfolio is the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital.

     The Bond Portfolio will attempt to achieve its objective by investing at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation. As used in this Prospectus, the term "municipal securities" means obligations, including municipal bonds and notes and tax- exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation. In addition, municipal securities include certain types of industrial development bonds which have been or may be issued by or on behalf of public authorities to finance privately operated facilities. As used herein, the term "bonds" generally refers to municipal bonds and industrial development bonds as described above.

     The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income taxation, (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income taxation under section 103 of the Internal Revenue Code, is included in the calculation of the federal alternative minimum tax, and (3) "private activity" (private purpose) bonds, the income of which is not exempt from federal income taxation. Under normal market conditions, and as a matter of fundamental policy, the Bond Portfolio will invest at least 65% of its total assets in municipal bonds, the income of which is fully exempt from federal income taxation, and at least 80% of its net assets in municipal bonds and other municipal securities, the income of which is fully exempt from federal income taxation. The Bond Portfolio will not invest in "private activity" (private purpose) bonds, but may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations.


     The Bond Portfolio invests in municipal securities only if, at the date of the investment, they are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PIC to be of equivalent quality to municipal securities so rated. (See the Appendix for a description of these ratings.) Purchasing unrated municipal securities, which may be less liquid than comparable rated municipal securities, may involve somewhat greater risk and consequently the Bond Portfolio may not invest more than 20% of its total assets in unrated municipal securities. The Bond Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Risk Considerations" below and "Investment Techniques and Related Risks."


     Up to 20% of the Bond Portfolio's assets under normal conditions, and up to 100% of its assets for temporary defensive purposes, may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities; (2) corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by S&P; (3) commercial paper which at the date of the investment is rated P-1 by Moody's or A-1 by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and (5) repurchase agreements with respect to any of the foregoing obligations with commercial banks, brokers and dealers considered by the Trust to be credit-worthy. Under normal conditions, however, at least 80% of the net assets of the Bond Portfolio will be invested in municipal securities, the income of which is fully exempt from federal income taxation.

     Yields on municipal securities vary depending on a number of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. Normally, increases in interest rates cause a decrease in the market value of interest-bearing securities and decreases in rates cause an increase in such market value. Although subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors, municipal securities with longer maturities generally produce higher current yields than municipal securities with shorter maturities. Lower-rated municipal securities generally produce higher yields than higher-rated municipal securities since the ability of the issuer of a lower-rated municipal security to pay interest and principal is perceived as entailing a greater degree of risk and therefore must reflect a commensurately greater return. Maturities and ratings, as well as market conditions, are given due weight by PIC in determining whether, in its judgment, particular municipal securities will provide a high level of current income and/or potential for capital appreciation.


     The table below shows the dollar weighted average of total investments, for the year ended November 30, 1997, listed by S&P rating categories, or comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO"). The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.




   S&P Rating        Rated      Not Rated
---------------   ----------   ----------
       AAA            38.5%        0.8%
        AA            12.7         0.0
        A             16.7         0.5
       BBB             9.8        18.0
        BB             0.8         0.0
        B              0.0         0.3
       CCC             0.0         0.0
        CC             0.0         0.0
        C              0.0         0.0
        D              0.0         0.0
                      ----        ----
      Total           78.5%       19.6%


Tax-Free versus Taxable Yield


     Before investing in the Bond Portfolio, an investor may want to determine which investment--tax free or taxable--will provide a higher after-tax return. First determine the taxable equivalent yield by simply dividing the yield from the tax-free investment by (1 minus your marginal tax rate). For example, if your marginal tax rate is 28% and you want to know what a taxable investment would have to yield to equal a 6% tax-free investment, the computation would be: 6% / (1--.28 tax rate), or 6% / .72 = 8.33% Taxable Yield.


     In this example, an investor's after-tax yield will be higher from the 6% tax-free investment if taxable yields are below 8.33%, and, conversely, an investor will get a higher yield from the taxable investment when taxable rates exceed this figure. (The foregoing analysis assumes that the investor is not subject to the alternative minimum tax).



Risk Considerations


     The risk inherent in investing in the Bond Portfolio is that risk common to any security, that the value of its shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by the Portfolio. However, municipal securities rated in the lowest investment grade category (BBB by Standard & Poor's or Baa by Moody's) and unrated municipal securities of equivalent quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Trust does not have a policy requiring the sale of a municipal security whose rating drops below investment grade.



     The Bond Portfolio's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held by the Portfolio. A moratorium, default or other nonpayment of interest or principal when due on any municipal security could, in addition to affecting the market value and liquidity of that particular security, affect the market value and liquidity of other municipal securities held by the Portfolio. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio. Accordingly, while the Portfolio may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, such as "public purpose" bonds issued for like public purposes, it will attempt to minimize risk by diversifying its investments broadly, by investing no more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government) and by investing no more than 25% of its total assets in the municipal securities issued by any one state or territory. Each political subdivision, agency or instrumentality and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining the diversification of the Portfolio.


Mid Cap Portfolio

     The Mid Cap Portfolio's investment objective is to seek long-term appreciation of capital. Since income is not an objective, any income generated by the investment of the Portfolio's assets will be incidental to its objective.

     Under normal circumstances, at least 65% of the total assets of the Mid Cap Portfolio will be invested in the common stock of medium capitalization companies considered by PIC to have appreciation potential. The Mid Cap Portfolio defines mid-cap companies as companies with individual market capitalization at the time of acquisition that place them in the mid-range of market capitalization of companies as measured by the Wilshire 5,000 Index or a comparable index or indicies selected by PIC. Up to one third of the assets of the Mid Cap Portfolio may be invested in foreign securities. See "International Portfolio" and "Risk Considerations" below for relevant information about investing in foreign securities. Unlike the International Portfolio, whose assets will be invested for a combination of growth and income, the Mid Cap Portfolio will invest in foreign securities with the objective of capital appreciation.


     Since no one class or type of security at all times necessarily affords the greatest promise for capital appreciation, the Mid Cap Portfolio may invest any amount or proportion of its assets in any class or type of security as described in this prospectus and believed by the Adviser to offer potential for capital appreciation over both the intermediate and the long term. Normally its investments will consist largely of common stocks. However, the Mid Cap Portfolio may also invest in preferred stocks, bonds, convertible preferred stocks and convertible debentures if, in the judgment of PIC, such investment will further its investment objective. The Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade (such bonds are commonly referred to as "junk bonds") but which are not in default at the time of investment, and rated C by Moody's (or CC by Standard & Poor's) or higher (see Appendix), which may subject the Portfolio to risks attendant to such bonds. The Mid Cap Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks." Each security held in the Portfolio will be continuously monitored to ascertain whether it continues to contribute to the attainment of the Portfolio's basic investment objective of long-term appreciation of capital.


     While PIC intends that, under normal conditions, the Portfolio will invest at least 65% of its total assets in the common stock of companies with appreciation potential, for temporary defensive purposes (as when market conditions for growth stocks are adverse), other types of investments that appear advantageous on the basis of combined considerations of risk and the protection of capital values may be made in fixed income securities with or without warrants or conversion features. In an effort to protect its assets against major market declines and for other temporary defensive purposes, the Mid Cap Portfolio may actively pursue a policy whereby it will retain cash or invest part or all of its assets in cash equivalents.


     Diversification is an important consideration in selecting the Mid Cap Portfolio's investments, and the Portfolio will comply with the diversification requirements of the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code of 1986. See "Investment Restrictions." Thus the Portfolio's assets will be invested so that no more than 5% of the value of its total assets will be in the securities of any one issuer, other than the U.S. Government and, under certain circumstances, foreign governments (see the Statement of Additional Information), and the amount invested will not represent more than 10% of the issuer's outstanding voting securities. Within these limitations, however, greater emphasis will be placed upon careful selection of securities believed to have good potential for appreciation than upon wide diversification.


Risk Considerations
     Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial condition of the companies in whose securities the Portfolio is invested and PIC's ability to anticipate those changes.

Since investments normally will consist primarily of mid-cap securities considered to have appreciation potential, the assets of the Mid Cap Portfolio may be considered to be subject to greater risks than would be involved if the Portfolio invested in a broader range of securities which do not have such potential.


     Since the Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds," the Portfolio may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.


     As set forth above, the Mid Cap Portfolio may invest up to one third of its assets in foreign securities. Investing in foreign securities involves different risks from those involved in investing in securities of U.S. issuers. See "International Portfolio--Risk Considerations" below.

International Portfolio

     The International Portfolio seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. See "Investment Techniques and Related Risks." Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.


     There is no limitation on the percentage or amount of the International Portfolio's assets which may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Portfolio will be invested for capital growth or income, PIC will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Portfolio will invest primarily in non-United States issuers, and under normal circumstances more than 80% of the International Portfolio's total assets will be invested in non-United States issuers located in not less than three foreign countries.


     In pursuing its objective, the International Portfolio will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Portfolio invest exclusively in common stocks or other equity securities. The International Portfolio may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Portfolio may invest up to 20% of its total assets in High Yield-High Risk fixed income bonds (commonly referred to as "junk bonds") which are not in default at the time of investment. Lower rated and non-rated convertible securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in lower rated and non-rated convertible fixed- income securities normally involves a greater degree of market and credit risk than does investment in securities having higher ratings. The price of these fixed income securities will generally move in inverse proportion to interest rates. In addition, non-rated securities are often less marketable than rated securities. To the extent that the Portfolio holds any lower rated or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility and lack of liquidity. Such bonds may subject the Portfolio to risks attendant to such bonds. When PIC believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Portfolio may substantially increase its holdings in debt securities. The International Portfolio may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The International Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks."



     The International Portfolio may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may only be made by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Shareholders should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

     The International Portfolio makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Portfolio's investments. The International Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of PIC poses no unique investment risk. The International Portfolio may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Portfolio may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Portfolio may also invest its reserves in domestic short-term money-market instruments as described above.

     In determining the appropriate distribution of investments among various countries and geographic regions, PIC ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

     Shareholders should be aware that the International Portfolio may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. PIC believes that these characteristics can be expected to continue in the future.

     Generally, the Portfolio will not trade in securities for short- term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

Risk Considerations
     There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

     Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than that in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

     There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Portfolio in some foreign countries. The International Portfolio is not aware of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described, although this could change at any time.

     Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.

     For many foreign securities, there are U.S. dollar- denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, the International Portfolio may also invest in ADRs which are not sponsored by domestic banks; these present the risks of foreign investments noted above. The International Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

     The dividends and interest payable on certain of the International Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Portfolio's shareholders. Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher. There can be no assurance that the International Portfolio's investment policy will be successful or that its investment objective will be attained.


     Since the International Portfolio may invest up to 20% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds," it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.


Emerging Markets Bond Portfolio

     The Emerging Markets Portfolio has a primary investment objective of high current income and a secondary objective of long term capital appreciation. In seeking high current income and, secondarily, long-term capital appreciation, the Emerging Markets Portfolio normally invests at least 65% of its total assets in debt securities issued by governments, government- related entities and corporations in emerging markets, or the return from which is derived principally from emerging markets. The Adviser considers "emerging markets" to be any country that is defined as an emerging or developing economy by an International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.


     Although the Portfolio may invest in any emerging market, the Adviser may weight its investments toward countries in a region such as Latin America. In addition to Latin America, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily former Soviet Union countries and Eastern Europe. The Portfolio will deem an issuer to be located in an emerging market if:

   [bullet] the issuer is organized under the laws of an emerging market country;

   [bullet] the issuer's principal securities trading market is in an emerging market country; or

   [bullet] at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years has been derived from emerging market country activities.

     Under normal conditions at least 50% of the Portfolio's assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government-owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bank.


     The Portfolio may also purchase debt securities issued by commercial banks and companies in emerging markets. Debt instruments held by the Portfolio may be fixed or floating rate issues and may take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests. The Portfolio may purchase "Brady Bonds," which are debt securities issued under the Brady Plan to enable debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds. To reduce currency risk, the Portfolio will invest at least 65% of its assets in U.S. dollar-denominated debt securities.


     While the Portfolio is not "diversified," it will invest in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

     The Portfolio will be investing predominantly in debt securities that are rated below investment grade, or unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repayment of principal and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Portfolio may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Portfolio's bond holdings may trade at substantial discounts from face value.


     The table below shows the dollar weighted average of total investments, for the year ended November 30, 1997, listed by Moody's rating categories, or comparable rating by another NRSRO. The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.




 Moody's Rating      Rated      Not Rated
----------------   ---------   ----------
        Aaa            0.0%        0.0%
        Aa             0.0         0.0
         A             0.0         4.0
        Baa            1.1         0.2
        Ba            14.0         6.0
         B            35.9        30.3
        Caa            1.3         3.8
        Ca             0.0         0.0
         C             0.0         0.0
         D             0.0         0.0
                      ----        ----
       Total          52.3%       44.3%


     Under normal conditions, the Portfolio may invest up to 35% of its total assets in securities other than emerging markets debt obligations such as debt securities and money market instruments issued by corporations and governments based in developed markets. However, for temporary defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities.

     The Portfolio may invest up to 10% of its total assets in shares of closed-end investment companies that invest primarily in emerging market debt securities and to the extent that it does so, shareholders will incur certain duplicative fees and expenses, including investment advisory fees. See International Portfolio.


Risk Considerations


     The risks of investing in foreign countries and companies are outlined in detail in the International Portfolio "Risk Considerations" section above. The risks outlined are greater with respect to emerging markets securities than they are with respect to developed countries securities.


     The Portfolio may invest up to 35% of its assets in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies. Some foreign countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Portfolio's emerging market currency risk through hedging. Any devaluations in the currencies in which the Portfolio's securities are denominated may decrease the Portfolio's net asset value.

     Certain emerging markets may require governmental approval for the release of investment income, capital or the proceeds of sales of securities to foreign investors such as the Portfolio. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on the release of foreign capital. Such delays could impact the Portfolio's performance as could any restrictions on investments.

     Throughout the last decade many emerging markets have experienced high rates of inflation, creating a negative interest rate environment and devaluing outstanding financial assets. Increases in inflation could have an adverse effect on the Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

     The Portfolio may invest in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial problems that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these securities especially in a market characterized by limited trading. Perceived credit quality can change suddenly and unexpectedly, and may not fully reflect the actual risk posed nor do credit ratings assigned to lower rated securities necessarily accurately reflect the true risks of investment. Lower rated securities are also subject to risks associated with payment expectations and are subject to the impact of new and proposed laws.

     Investment in foreign debt can involve a high degree of risk. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. Securities traded in emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of sufficient capital to expand business operations. Additionally, certain countries may own property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments would not be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of these countries, may adversely affect existing investment opportunities.


Real Estate Portfolio

     The Real Estate Portfolio seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. Under normal circumstances, the Portfolio intends to invest at least 75% of the value of its assets in these securities.

     The Portfolio's investment objective is a fundamental policy which may not be changed without shareholder approval. Policies and limitations are considered at the time of purchase and the sale of instruments is not required in the event of a change in circumstances. There can be no assurance that the Portfolio will achieve its objective.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Portfolio intends to emphasize investment in equity REITs.


     In determining whether an issuer is "principally engaged" in the real estate industry, the Adviser seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Portfolio will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.

     The Portfolio may also invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry, (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") (see "Investment Techniques and Related Risks"); or (c) short-term investments.


     The Portfolio invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by the Adviser to be of equivalent quality to debt securities so rated. (See Appendix for a description of these ratings.) Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Portfolio may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

     For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that the Adviser believes there are extraordinary risks associated with investment therein), the Portfolio may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Adviser at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.


Risk Considerations
     The Real Estate Portfolio is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Portfolio is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

     Although the Real Estate Portfolio does not invest directly in real estate, it does invest primarily in real estate securities and accordingly concentrates its investment in the real estate industry. Accordingly, the value of shares of the Real Estate Portfolio will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and, changes in interest rates. The Real Estate Portfolio may also invest in mortgage-backed securities as described above. The risks associated with such securities are described in the section "Mortgage-Backed Securities."


     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. As the Portfolio may invest in new or unseasoned REIT issuers, it may be difficult or impossible for the Adviser to necessarily ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio itself.


     REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.



Income Portfolio

     The Income Portfolio's investment objective is to maximize current income by investing in debt securities. Capital appreciation is a secondary objective.


     In seeking its investment objectives, it is anticipated that, under normal conditions, at least 65% of the value of the Portfolio's assets will be invested in debt securities. The Portfolio will invest principally in four market sectors: (1) debt securities of U.S. companies including lower-rated, high yield securities, (2) mortgage securities, (3) debt securities of foreign governments and companies including non-dollar denominated, and (4) U.S. Government securities.

     The table below shows the dollar weighted average of total investments for the fiscal year ended November 30, 1997, listed by Moody's Investors Service, Inc. ("Moody's") rating categories, or comparable rating by another NRSRO. The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.




 Moody's Rating       Rated      Not Rated
        Aaa            23.4%        0.0%
        Aa              9.8         0.0
         A              5.5         1.7
        Baa            13.2         3.1
        Ba             14.5         1.9
         B             16.8         5.0
        Caa             0.0         0.0
        Ca              0.0         0.0
         C              0.0         0.0
         D              0.0         0.0
                       ----        ----
        Total          83.2        11.7



     Investment Grade Securities of domestic issuers in which the Portfolio may invest are all types of long- or short-term debt obligations ("Debt Obligations"), such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, asset-backed securities, commercial and residential pass-through securities, collateralized mortgage obligations (including REMICs) issued by private issuers ("private label CMOs"), conditional sales contracts and commercial paper (including obligations secured by such instruments). The Investment Grade Securities that the Portfolio may purchase consist of securities rated in the top four rating categories by a NRSRO. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations, than is the case for higher grade securities.

     High Yield-High Risk Securities of domestic issuers in which the Portfolio may invest are preferred and preference stock and debt obligations. The High Yield-High Risk Securities that the Portfolio may purchase are securities in the lower rating categories of the NRSROs (BB through CCC and Ba through Caa), and unrated securities. (The fact that certain securities are unrated does not necessarily reflect the level of quality or risk that may be associated with such securities. Some issuers do not seek to have their securities rated.) These lower rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield-High Risk Securities often carry lower ratings.

     Up to 50% of the assets of the Income Portfolio may be invested in securities of foreign issuers. The foreign securities in which the Portfolio may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so-called emerging market countries. The Fund will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations.

     The U.S. Government Securities in which the Portfolio may invest are (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Portfolio may invest in U.S. Government Securities denominated in foreign currencies, such as U.S. Treasury obligations and securities issued by GNMA, FNMA, FHLMC and SLMA (each as defined below). An example of such an agency issue in which the Portfolio may invest is PERLS (Principal Exchange Rate Linked Securities), which are bonds whose principal repayment, while paid in U.S. dollars, is linked to the level of the exchange rate between the U.S. dollar and the currency of one or more countries.

     The Portfolio may also invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Risk Considerations
     Economic conditions can sometimes narrow the spreads between yields on lower rated (or comparable unrated) securities and yields on higher rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower rated or comparable unrated securities do not justify the higher risks associated with those securities, the Portfolio may invest in higher rated or comparable unrated securities. Investments in High Yield-High Risk pass-through securities are subject to prepayment and reinvestment risks similar to those described above.

     High Yield-High Risk Securities may also include increasing rate notes. Increasing rate notes are High Yielding, High Risk securities with maturities ranging from two to five years, whose interest rates increase under specified conditions. They are issued as temporary financing with the intent of being replaced in six months or less. Accordingly, investments in these securities can result in the Portfolio having a higher than normal portfolio turnover rate. See "Portfolio Turnover."

     Some High Yield-High Risk Securities are convertible into or exchangeable for equity securities or carry the right--in the form of a warrant or as part of a unit with the security--to acquire equity securities. The Portfolio would ordinarily purchase these securities for their yield characteristics rather than for the purpose of exercising the associated rights to obtain equity securities. However, if the Portfolio obtains equity securities, the Portfolio may hold these equity securities for such period of time as the Adviser deems prudent, provided that the value of such equity securities will not at any time exceed 2% of the Portfolio's assets.

     The Adviser evaluates the purchase of High Yield-High Risk Securities for the Portfolio primarily through the exercise of its own investment and credit analysis and on the ratings assigned by NRSROs. The Portfolio will not invest in High Yield Securities rated lower than CCC/Caa by a NRSRO. Such securities are regarded, on balance, as being of poor standing and predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a more complete description of ratings of High Yield-High Risk Securities, see the Appendix.

     Because of the additional risks associated with investments in these securities, an investor may wish to consider carefully the manner in which the Portfolio seeks its objective, and the investor's ability to assume these risks, before investing in the Fund.

     The risks of investing in foreign countries and companies are outlined above in the International Portfolio "Risk Considerations" section. Additional risk factors connected to investment in emerging markets securities are also described above in the Emerging Markets Bond Portfolio "Risk Considerations" section.

     Mortgage pass-through securities, CMOs and REMICs are sometimes referred to as "derivatives," as their value is derived from the performance or value of such underlying instruments. The value of these instruments can fluctuate to a greater degree than other debt securities in response to changes in interest rates and under some circumstances the market for these securities can be less liquid. Mortgage backed securities may also be subject to prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date.



                             INVESTMENT TECHNIQUES
                               AND RELATED RISKS


     In addition to the investment policies described above, the Trust may utilize the following investment practices or techniques.


     Securities and Index Options. All Portfolios (other than the Real Estate Portfolio) may enter into option transactions. These instruments are referred to as "derivatives" as their value is derived from the value of any underlying security or securities index. Securities and index options and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

     Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

     A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.


     The Mid Cap, Bond, International, Emerging Markets and Income Portfolios may write exchange-traded covered call options on its securities. Call options may be written on portfolio securities and on securities indices, and in addition, in the case of the Mid Cap, International, Emerging Markets and Income Portfolios, on foreign currencies. These Portfolios, may write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Portfolio utilizing this investment technique will own the underlying securities or other securities that are acceptable for a pledged account at all times during the option period. Pledged accounts will contain any asset, including equity securities and non- investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for a segregated account. No Portfolio utilizing this investment technique may write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.


     A Portfolio utilizing this investment technique will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

     During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Portfolio's ability to close out options it has written.

     During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.


     Purchasing Call and Put Options, Warrants and Stock Rights. The Bond Portfolio and the Income Portfolio may invest up to 5% of their total assets in exchange-traded call and put options on securities and, if appropriate, securities indices. The Mid Cap, International and Emerging Markets Portfolios each may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options by any Portfolio may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. A Portfolio utilizing this investment technique will invest in call and put options whenever, in the opinion of the Adviser, a hedging transaction is consistent with the investment objectives of a Portfolio. A Portfolio utilizing this investment technique may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that a Portfolio may lose the premium it paid plus transaction costs.

     Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Mid Cap, International, Emerging Markets and Income Portfolios may each invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange. The Bond Portfolio will not invest in warrants and stock rights except where they are acquired in units or attached to other securities.


     Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by PIC and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Mid Cap, International or Emerging Markets Portfolios may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Portfolio originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.


     The Trust understands the position of the staff of the Commission to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Trust has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolio. A brief description of these procedures and related limitations appears under "Investment Objectives and Policies--Over- the-Counter Options" in the Statement of Additional Information.

     Financial Futures and Related Options. The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

     Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions." A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts. The Mid Cap, International, Emerging Markets and Income Portfolios may enter into financial futures contracts on foreign currencies.

     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Portfolios will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of all pledged account assets committed with respect to the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that PIC could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case a Portfolio's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Portfolio may be unable to close its position. The risk in purchasing an option on a financial futures contract is that a Portfolio will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Portfolio while the purchase or sale of the contract would not have resulted in a loss.


     Repurchase Agreements. The Portfolios may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of a Portfolio's total assets (15% of the Income Portfolio's net assets) may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by a Portfolio will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Trust's account by the Trust's custodian bank until repurchased. Investors in the Bond Portfolio should be aware that investments in repurchase agreements do not generate income exempt from federal income taxation.


     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy.


     Lending Portfolio Securities. In order to increase the return on its investment, the Bond, Mid Cap, International and Emerging Markets Portfolios may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets. The Income Portfolio may similarly lend up to one-third of the market or other fair value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by PIC to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.



     Variable and Floating Rate Securities. The Bond Portfolio may invest in municipal securities which bear rates of interest that are adjusted periodically according to a formula intended to minimize fluctuations in the values of the instruments. These municipal securities are referred to as variable or floating rate instruments. See the Statement of Additional Information.



     When-Issued Securities. The Bond, Emerging Markets and Income Portfolios may commit to purchase new issues of securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Portfolio does not earn interest. Upon settlement, the security's market value may be more or less than the purchase price.


     Foreign Currency Transactions. The value of the assets of the Mid Cap, International, Emerging Markets and Income Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. Each Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


     When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Portfolio utilizing this investment technique may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio utilizing this investment technique to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If the Portfolio utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


     Mortgage-Backed Securities. The Income Portfolio will invest and the Real Estate Portfolio may also invest up to 25% of its total assets in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are derivative securities or "derivatives" and are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), the Federal National Mortgage Association, or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

     Each Portfolio may also invest in pass through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

     Each Portfolio may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Portfolios may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in each Portfolio's net asset value.


     A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but are usually lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.


     Zero Coupon Bonds. The Emerging Markets Portfolio and the Income Portfolio may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the Emerging Markets Portfolio and the Income Portfolio are required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Emerging Markets Portfolio and the Income Portfolio would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Emerging Markets Portfolio and the Income Portfolio might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

     High Yield-High Risk Securities. "High Yield-High Risk Securities" will ordinarily be in the lower rating categories of NRSROs or will be non-rated securities deemed by the Adviser to be substantially equivalent to securities in such lower rating categories. High Yield-High Risk Securities generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories and yields on these securities fluctuate over time.

     The risk of loss due to default by the issuer is significantly greater for the holders of High Yield-High Risk Securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of High Yield-High Risk Securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely impacting the market value of High Yield-High Risk Securities will adversely impact the Portfolio's net asset value to the extent the Portfolio's assets are invested in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Because the High Yield-High Risk Securities market is relatively new and its growth paralleled along economic expansion, it is not clear how this market may withstand a prolonged recession or economic downturn.

     A Portfolio may have difficulty disposing of certain High Yield-High Risk Securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all High Yield-High Risk Securities, there is no established retail secondary market for many of these securities, and it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for High Yield-High Risk Securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the Portfolio's asset value, and on the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or on the Portfolio's ability to respond to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. While all these considerations are generally relevant to many high yield securities, they may be particularly relevant to securities which represent, for example, the right to receive only the interest payments ("IOs") to be made on a particular security. The yield and value of IOs can be very sensitive to the rate of principal payments on the debt security as well as to various market factors. IOs issued by private issuers are generally considered illiquid. Government-issued IOs backed by fixed-rate mortgages may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield-High Risk Securities, especially in a thinly-traded market.


     From time to time, proposals have been discussed and new legislation adopted designed to limit the use of certain High Yield-High Risk Securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such laws, or proposals, if enacted into law, could reduce the market for such securities generally, and could negatively affect the financial condition of issuers of High Yield-High Risk Securities and the high yield market in general. For example, under a provision of the Internal Revenue Code ("Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).


     The market values of High Yield-High Risk Securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Accordingly, these lower rated securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa, ratings which are considered investment grade, possess some speculative characteristics.


     The Income Portfolio has no requirements regarding whether the securities it purchases must be rated. While credit ratings evaluate the safety of principal and interest payments, they do not evaluate market value risk of High Yield-High Risk Securities. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect subsequent events. Accordingly, use of lower rated securities places more importance on the ability of the Adviser than does investing in higher quality fixed income securities. The Adviser will base its investment decisions for the Portfolio on its own determination of reasonable investment risk and reward. The Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of (i) general economic and financial conditions; (ii) a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, and (e) fair market value of assets, and (iii) such other considerations as the Adviser may deem appropriate.

     Brady Bonds. The Emerging Markets and Income Portfolios may invest in Brady Bonds, which are securities created through the exchange of commercial bank loans to public and private entities in emerging markets for new bonds under a debt restructuring plan (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Brazil, Dominican Republic, Costa Rica, Argentina, Nigeria and the Philippines, among other countries.


     The interest and repayment of principal of Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated collateralized Brady Bonds, which may be fixed- or floating-rate bonds, are generally, but may not be, collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

     In light of the uncollateralized component of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be speculative.


     Loan Participations and Assignments. The Emerging Markets and Income Portfolios may also invest in fixed or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

     When investing in a loan participation, the Portfolios will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Portfolios will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Portfolios assume credit risk with respect to both the borrower and the lender.

     When the Portfolios purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Portfolios' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.



                            INVESTMENT RESTRICTIONS


     The investment restrictions to which each Portfolio is subject, together with the investment objectives of the Portfolio, are fundamental policies of the Trust which may not be changed as to any Portfolio without the approval of such Portfolio's shareholders. Among the more significant restrictions, each Portfolio (other than the Real Estate Portfolio and the Emerging Markets Portfolio) may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except the U.S. Government and its agencies or instrumentalities; and, in the case of each of the Mid Cap, Emerging Markets and International Portfolios, any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer. In addition no Portfolio may (i) purchase a restricted security or a security for which market quotations are not readily available or a repurchase agreement having a maturity longer than seven days if as a result of such purchase more than 10% of the Portfolio's total assets (15% of the Income Portfolio's net assets) would be invested in such securities; or (ii) borrow in excess of 10% of the market or other fair value of its total assets or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets (any borrowings are to be from banks and undertaken only as a temporary measure for administrative purposes).


     The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding. No such restriction exists with respect to the other Portfolios. Any investment gains made with monies borrowed in excess of interest paid will cause the net asset value of the Portfolio's shares to rise faster than would otherwise be the case. On the other hand, the risk of leveraging is that if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Portfolio, the net asset value of the Portfolio will decrease faster than would otherwise be the case.

     Within certain limitations (see the Statement of Additional Information) each Portfolio may invest up to 10% of its total assets in shares of other investment companies provided that immediately after any such investment not more than 3% of the voting stock of another investment company would be owned by the Portfolio. As a shareholder in another investment company a Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the advisory fee to the Adviser with respect to assets so invested.

     The Portfolios' investment restrictions are fully described in the Statement of Additional Information.


                              PORTFOLIO TURNOVER

     Each Portfolio pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.


     The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate. Portfolio turnover rates for the fiscal years for each Portfolio are shown in the section "Financial Highlights." The portfolio turnover rate for the Mid Cap Portfolio will probably be substantially higher than that of other investment companies with similar investment objectives because of the Adviser's strict sell discipline. If a security underperforms the Adviser's expectations it is generally sold. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Portfolio and by compliance with provisions of the Code relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed.



                            MANAGEMENT OF THE TRUST

     The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Massachusetts business trust law.


The Advisers

     The investment adviser to the Bond, Mid Cap, International, Emerging Markets and Income Portfolios is Phoenix Investment Counsel, Inc. (PIC), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Trust, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (except the Equity Opportunities Fund), Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series and the Aberdeen New Asia Series) and as sub-adviser to the SunAmerica Series Trust. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 1997, PIC had approximately $20.2 billion in assets under management.

     The investment adviser to the Real Estate Portfolio is Duff & Phelps Investment Management ("DPIM"). DPIM is a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves Portfolio and Core Equity Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As of September 30, 1997, DPIM had approximately $12.9 billion in assets under management on a discretionary basis.

     The investment advisers furnish investment programs for each Portfolio under their management and manage the investment and reinvestment of the assets of each Portfolio under their management subject at all times to the supervision of the Trustees. The investment advisers are responsible for monitoring the services provided to the Trust. The investment advisers, at their expense, furnish to the Trust adequate office space and facilities and certain administrative services, including the services of any member of their staffs who serves as an officer of the Trust.

     The Investment Advisory Agreements have been approved by the Trustees. The Investment Advisory Agreements between the Trust and the Advisers have been approved by relevant Shareholders.

     For managing, or directing the management of the investments of the Bond, Mid Cap, International, Emerging Markets and Income Portfolios, PIC is entitled to a fee, payable monthly, at the following annual rates:




                          1st          $1-2         $2+
     Portfolio        $1 Billion     Billion      Billion
------------------   ------------   ---------   ----------
Bond                      0.45%        0.40%        0.35%
Mid Cap                   0.75%        0.70%        0.65%
International             0.75%        0.70%        0.65%
Emerging Markets          0.75%        0.70%        0.65%
Income                    0.55%        0.50%        0.45%



     For managing, or directing the management of the investments of the Real Estate Portfolio, DPIM is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Portfolios is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Portfolios.

     For its services to the Bond, Mid Cap, International, Emerging Markets and Income Portfolios of the Trust during the fiscal year ended November 30, 1997, PIC received a fee of $5,292,155. For the fiscal year ended November 30, 1997, PRS received a fee of $355,100.

     The Adviser has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1998 exceed 1.30% and 2.05%, respectively, of the average net assets. PIC has agreed to reimburse the Income Portfolio for the amount by which its other operating expenses exceed 0.20% for each class of shares.

The Portfolio Managers


Bond Portfolio

     Mr. Timothy Heaney has served as portfolio manager of the Phoenix Tax-Exempt Bond Portfolio since September 4, 1997 and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Heaney is also the portfolio manager of Phoenix California Tax Exempt Bonds, Inc. and from March 1, 1996 to September 3, 1997, he served as co-manager. Mr. Heaney has been Vice President of the Fund and Director, Fixed Income Research of PIC and National Securities and Research Corporation since 1996. From 1995 to 1996, he was an Investment Analyst with PIC and from 1992 to 1994 he was an Investment Analyst with Phoenix Home Life.

Mid Cap Portfolio

     Mr. William J. Newman serves as Portfolio Manager of the Mid Cap Portfolio and as such is primarily responsible for the day to day management of the Portfolio. Mr. Newman also serves as Portfolio Manager of the Aggressive Growth Fund Series of Phoenix Series Fund and as Portfolio Manager of each of the four series of Phoenix Strategic Equity Series Fund. Mr. Newman is Chief Investment Strategist and Executive Vice President of the Adviser and National Securities & Research Corporation. Mr. Newman is also a Senior Vice President of the Fund, and of The Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix Income and Growth Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund, and Phoenix Duff & Phelps Institutional Mutual Funds. Prior to his current position Mr. Newman was Chief Investment Strategist and Managing Director of Phoenix Home Life Mutual Insurance Company from April through November, 1995, Chief Investment Strategist for Kidder Peabody in New York from May, 1993 to December, 1994, and Managing Director at Bankers Trust from March, 1991 to May, 1993.


International Portfolio


     Ms. Jeanne H. Dorey and Mr. David Lui are the co-portfolio managers of the Phoenix International Portfolio and as such are primarily responsible for the day-to-day management of the portfolio. Ms. Dorey is also Co-Portfolio Manager of the International Series of The Phoenix Edge Series Fund, also advised by PIC, and of Phoenix Worldwide Opportunities Fund. Ms. Dorey served as a Vice President of PIC between April 1993 and September 1996 and a Managing Director, Equities since 1996. Since 1993 she also served as a Vice President of the Fund, Phoenix Worldwide Opportunities Fund and The Phoenix Edge Series Fund. She has been Managing Director, Equities of National Securities & Research Corporation since 1996 and previously between May 1993 and September 1996 she served as Vice President. National Securities & Research Corporation is an affiliate of PIC. Mr. Lui is also Co-Portfolio Manager of Phoenix Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui since 1996 has served as a Vice President of the Fund, Phoenix Worldwide Opportunities Fund, and The Phoenix Edge Series Fund. He is also Portfolio Manager, Equities of PIC and the National Securities & Research Corporation since 1996. He was also a Vice President, Asian Equities, with Alliance Capital Management from 1993 to 1995.


Emerging Markets Portfolio


     Mr. Peter S. Lannigan is the portfolio manager of the Emerging Markets Portfolio and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Lannigan served as co-manager of the portfolio from April 1995 until November 14, 1996. Mr. Lannigan served as a Vice President of PIC between May 1995 and September 1996, a Director, Fixed Income Research between 1996-1997 and presently he is a Managing Director, Fixed Income. He has also been a Director, Fixed Income Research for National Securities & Research Corporation since 1996, an affiliate of PIC. From 1993 until 1995 he was a Director, Fixed Income Research for Phoenix Home Life Mutual Life Insurance Company and from 1989 to 1993, Mr. Lannigan was an Associate Director, Bond Rating Group with Standard & Poor's Corp.


Real Estate Portfolio

     Mr. Michael Schatt is responsible for managing the assets of the Real Estate Portfolio. Mr. Schatt is employed as Managing Director of PD&P and is a Senior Vice President of Phoenix Realty Securities, Inc., Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Duff & Phelps Utilities Income, Inc. and DPIM. His current responsibilities include serving as Portfolio Manager of the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.

Income Portfolio


     Mr. David L. Albrycht has been the Portfolio Manager of the Fund since August, 1993. As such, Mr. Albrycht is primarily responsible for the day to day management of the Fund. Since August of 1994, Mr. Albrycht has been a Vice President and Portfolio Manager of Phoenix Multi-Sector Fixed Income Fund, Inc. Since August 1993, Mr. Albrycht has also been the Portfolio Manager of Phoenix Multi-Sector Short Term Bond Fund. Mr. Albrycht has been Vice President of The Phoenix Edge Series Fund and Phoenix Series Fund since 1997. He also served as a Vice President of PIC between May 1995 and September 1996 and presently is a Managing Director, Fixed Income. He also was an Investment Officer with National Securities & Research Corporation from 1994 to 1996 and in 1996 he became a Director, Fixed Income. National Securities & Research Corporation is an affiliate of PIC. Until November 1995, Mr. Albrycht was a Portfolio Manager of Phoenix Home Life Mutual Life Insurance Company and has held various investment management positions with Phoenix Home Life during the last five years.

The Financial Agent

     Equity Planning also acts as financial agent of the Trust and, as such, performs bookkeeping and pricing services and certain other administrative functions for the Trust. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of each Portfolio of the Trust, at the following incremental annual rates:




 First $100 million                     .05%
 $100 million to $300 million           .04%
 $300 million through $500 million      .03%
 Greater than $500 million             .015%



(b) a minimum fee based on the predominant type of assets of each Portfolio; and (c) an annual fee of $12,000 for each class of shares beyond one. For its services during the Trust's fiscal year ended November 30, 1997, Equity Planning received $541,814, or 0.07% of average net assets.



The Custodians and Transfer Agent

     The custodian of the assets of the Bond Portfolio, Mid Cap Portfolio, Real Estate Portfolio, Emerging Markets Portfolio and Income Portfolio is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Portfolio of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Portfolio.

     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.



Brokerage Commissions
     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.


                              DISTRIBUTION PLANS


     The offices of Equity Planning, the National Distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Trust and a director and officer of Equity Planning. Michael E. Haylon, a director of Equity Planning, is an officer of the Trust. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Trust and officers of Equity Planning.

     Equity Planning and the Trust have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Trust has granted Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Trust.

     The sale of Trust shares through a securities broker affiliated with a particular bank is not expected to preclude the Trust from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.

     The Trustees have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Trust shares and the furnishing of shareholder services. Pursuant to the Plans, the Trust will pay the Distributor 0.25% annually of the average daily net assets of the Trust for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually for the average daily net assets of each Portfolio's Class B Shares. Under the Class C and M Plans, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% and 0.25% annually of the average daily net assets of the Emerging Markets and Income Portfolios' Class C and M Shares, respectively.

     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Trust; (iv) payment of expenses incurred in sales and promotional activities including advertising expenditures related to the Trust; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms.

     The Plans each require that at least quarterly the Trustees review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons.

     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Trust's shareholders; or services providing the Trust with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

     For the fiscal year ended November 30, 1997, the Trust paid $1,820,372 under the Class A Plan and $733,729 under the Class B Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $309,305 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Trust under the Class B Plan. Those expenses may be carried over and paid in future years. At November 30, 1997, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of
$          (equal to     % of the Fund's net assets) which have been carried
over into the present Class B Plan year. On a quarterly basis, the Trust's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made.


     The NASD regards certain distribution fees as asset- based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                               HOW TO BUY SHARES

How do you invest?
     You may open a fund account with an initial investment of $500. This amount is reduced to $25 for investments made under the "Investo-Matic" plan (see the New Account Application), individual retirement accounts or under the systematic exchange privilege described below. The initial investment requirement is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.

     You may make additional investments at any time with at least $25. The subsequent investment minimum is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.

     An application should be completed to open a new Phoenix Funds account. A check for the amount you wish to invest, made payable to the "Phoenix Funds," (along with the completed application if opening a new account), must be sent to: Phoenix Funds, c/o State Street Bank and Trust Company ("State Street Bank"), P.O. Box 8301, Boston, MA 02266-8301. You may also write to the Distributor at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200 or call (800) 243-1574.

     Shares are sold at the public offering price based on the net asset value for the class of shares bought next determined after State Street Bank receives your order. In most cases, in order to receive that day's public offering price, State Street Bank must receive your order before the close of trading on the New York Stock Exchange. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. See "Net Asset Value."

What are the classes and how do they differ?
     The Portfolios presently offer investors four classes of shares which bear sales and distribution charges in different amounts. Currently, only the Emerging Markets Portfolio and the Income Portfolio offer Class C and M Shares.


     Class A Shares. If you buy Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the Trust when they are sold. Class A Shares have lower Rule 12b-1 fees and pay higher dividends than any other class.

     Class B Shares. If you buy Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are bought, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares." This charge declines to zero over a period of 5 years and may be waived under certain conditions. Class B shares have higher Rule 12b-1 fees and pay lower dividends than Class A and M Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. The Distributor intends to limit investments in Class B Shares to: (a) $250,000 for any person; (b) $1 million for any unallocated employer sponsored plan; and
(c) $250,000 for each participant in any allocated qualified employer sponsored plan, including 401(k) plans, provided such plan uses an approved participant tracking system. Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, such entity has assets of over $10 million or more than 200 participant employees. Class B Shares will not be sold to anyone who is over 85 years old.

     Class C Shares. If you buy Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are bought, you will pay a sales charge of 1% of your shares' value. See "Deferred Sales Charge Alternative--Class C Shares." Class C Shares have the same Rule 12b-1 fees and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the Trust. Class C Shares are not currently offered for all Phoenix Funds.

     Class M Shares. If you buy Class M Shares, you will pay a sales charge at the time of purchase equal to 3.50% of the offering price (3.63% of the amount invested). Class M Shares are not subject to any charges by the Trust when they are sold. Class M Shares have lower Rule 12b-1 fees and pay higher dividends than Class B and C Shares. Class M Shares do not convert to any other class of shares of the Trust. Class M Shares are not currently offered for all Phoenix Funds.

     Class X Shares. Class X Shares are currently closed to new investors.


What arrangement is best for you?
     The alternative purchase arrangement permits you to choose the method of buying shares that is most beneficial to you given the amount of the purchase, the length of time you expect to hold the shares, whether you wish to receive distributions in cash or to reinvest them in additional shares, and other circumstances. You should consider whether, during the anticipated term of your investment, the accumulated continuing distribution and service fees and contingent deferred sales charges of one class would be more than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. See "Distribution Plans" and "Fund Expenses."


Initial Sales Charge Alternative--Class A and M Shares
     The public offering price of Class A and M Shares is the net asset value plus a sales charge that varies depending on the size of any "person's" (see "How To Obtain Reduced Initial Sales Charges--Class A and M Shares: Combination Purchase Privilege") purchase. Shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor as shown on the following tables.


Class A Shares





                                 Sales Charge as
                                 a percentage of
                        ---------------------------------
      Amount of                                 Net            Dealer Discount
     Transaction            Offering           Amount           Percentage of
  at Offering Price          Price            Invested         Offering Price
---------------------   ---------------   ---------------   --------------------
Under $50,000                 4.75%             4.99%                4.25%
$50,000 but under
$     100,000                 4.50              4.71                 4.00
$100,000 but under
$     250,000                 3.50              3.63                 3.00
$250,000 but under
$     500,000                 3.00              3.09                 2.75
$500,000 but under
$   1,000,000                 2.00              2.04                 1.75
$1,000,000 or more           None              None                 None



Class M Shares
(Emerging Markets Portfolio and Income Portfolio Only)




                                 Sales Charge as
                                 a percentage of
                        ---------------------------------
      Amount of                                 Net            Dealer Discount
     Transaction            Offering           Amount           Percentage of
  at Offering Price          Price            Invested         Offering Price
---------------------   ---------------   ---------------   --------------------
Under $50,000                 3.50%             3.63%                3.00%
$50,000 but under
$    100,000                  2.50              2.56                 2.00
$100,000 but under
$    250,000                  1.50              1.52                 1.00
$250,000 but under
$    500,000                  1.00              1.01                 1.00
$500,000 or more             None              None                 None



Deferred Sales Charge Alternative--
Class B and C Shares

     Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (the "CDSC") at the rates set forth below. The charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value. In addition, shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. To minimize the CDSC, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The Distributor will add up all shares bought in any month and use the last day of the preceding month in calculating the amount of shares owned and time period held for Class B Shares. The trade date will be used for purposes of aging Class C Share investments.

Deferred Sales charge you may pay to sell Class B Shares





 Year      1      2      3      4      5     6+
------   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     2%     2%     0%



Deferred Sales charge you may pay to sell Class C Shares (Emerging Markets Portfolio and Income Portfolio Only)





 Year      1     2+
------   ----   ----
CDSC     1%     0%




Dealer Concessions
     In addition to the dealer discount on purchases of Class A and M Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

How To Obtain Reduced Initial Sales Charges--Class A and M Shares
     Investors choosing Class A or M Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A or M Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through
(15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A or M Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the

Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


     Right of Accumulation. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


How To Obtain Reduced Deferred Sales Charges--
Class B and C Shares

     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES

     The Portfolios mail periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Portfolio reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Funds' Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. Each Portfolio currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Portfolio at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Portfolio worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the same time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

     Tax Sheltered Retirement Plans. Shares of the Portfolios are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.

Exchange Privileges
     You may exchange shares of one Phoenix Fund for shares of another Phoenix Fund or any other Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Phoenix Funds or any other Affiliated Phoenix Fund, provided the following conditions are met:
(1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Fund has different investment objectives and policies. You should read the prospectus of the Phoenix Fund or any other Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.


     Market Timer Restrictions. Because excessive trading can hurt Portfolio performance and harm shareholders, the Trust reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.


     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Trust and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).


                                NET ASSET VALUE


     The net asset value per share of each Portfolio is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     The Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Fund. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES

     You have the right to have the Trust buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B and C Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Trust does not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

How can I sell my Shares?




[phone]          [bullet]   Sales up to $50,000
 By Phone        [bullet]   Not available on most retirement accounts
(800) 243-1574   [bullet]   Requests received after 4PM will be
                            executed on the following business day

[letter]         [bullet]   Letter of instruction from the registered
In Writing                  owner including the fund and account
                            number and the number of shares or dollar amount you wish to sell
                 [bullet]   No signature guarantee is required if your
                            shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
                            Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record

[hand]           [bullet]   Select checkwriting on your New Account
By Check                    Application
                 [bullet]   Bond Portfolio, Emerging Markets Portfolio
                            and Income Portfolio only
                 [bullet]   $500 or more per check
                 [bullet]   Cannot be used to close an account



     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.

Telephone Redemptions
     The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Trust and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.


Written Redemptions
     If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


Redemption in Kind
     To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Portfolio. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


Account Reinstatement Privilege
     You have a one time privilege of using redemption proceeds from Class A, B, C and M Shares to purchase Class A Shares of any Phoenix Fund or any other Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.


Redemption of Small Accounts
     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Trust redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

     All dividends and distributions with respect to the shares of any class of a Portfolio will be payable in shares of such class of Portfolio at net asset value or, at the option of the shareholder, in cash.

     The net income of the Bond Portfolio will be declared as dividends daily. Dividends will be invested or distributed in cash monthly after the payment date with checks or confirmations mailed to shareholders on the second business day. The net income of the Bond Portfolio for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day. The Bond Portfolio will distribute net realized capital gains, if any, to its shareholders on an annual basis.

     The Real Estate Portfolio will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually.

     The Mid Cap Portfolio and the International Portfolio each will distribute its net investment income to its shareholders semi-annually and net realized capital gains, if any, to its shareholders at least annually.


     The Emerging Markets Portfolio and the Income Portfolio will distribute their net investment income to its shareholders monthly and net realized capital gains, if any, to their shareholders annually.


     Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under the provisions of Subchapter M of the Code. The Portfolios so qualified for the most recent fiscal year. (To remain qualified, each Portfolio will be required to satisfy various income, distribution and diversification requirements.) As such, each Portfolio will not be subject to federal income tax liability on its net investment income and net capital gains that are currently distributed (or are deemed to be distributed) to its shareholders. Each Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year (or for the fiscal year, if the Portfolio so elects).


     The Bond Portfolio expects that under normal conditions at least 80% of its net assets will be invested in state, municipal and other obligations, the interest on which is excluded from gross income for Federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. Such dividends may be fully (for corporations) or partially includable in a shareholder's alternative minimum taxable income. Dividends received by shareholders of the Mid Cap Portfolio, International Portfolio, Emerging Markets Portfolio and the Income Portfolio and any non-exempt dividends received by shareholders of the Bond Portfolio, as well as any short-term capital gain distributions, whether received by shareholders in shares or in cash, will be taxable to them as ordinary income for Federal income tax purposes. Certain distributions of the Mid Cap Portfolio (and, possibly, the International Portfolio) may qualify for the corporate dividends-received deduction.

     Although the Real Estate and Emerging Markets Portfolios may be a non-diversified portfolio, the Trust intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Portfolio will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer. The Emerging Markets Portfolio will invest in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.


     In addition, if the Real Estate Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


     Distributions which are designated by the Portfolios as long- term capital gains, whether received in shares or in cash, will be taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder) and will not be eligible for the corporate dividends-received deduction. Each Portfolio will be taxed on its undistributed net capital gain, if any, at regular corporate income tax rates, and, to the extent of the amount of such capital gain designated by the Portfolio in a notice mailed to shareholders not later than 60 days after the close of the year, will be treated as having been distributed to shareholders. Consequently, any undistributed net capital gain so designated (although not actually received by the shareholders) will be taxed to shareholders as capital gain, and shareholders will be entitled to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income taxes.

     The International Portfolio intends to qualify for, and may make the election permitted under, Section 853 of the Code. Accordingly, shareholders may be able to claim a credit or deduction on their income tax returns for, and may be required to include in income, their pro rata share of the income taxes paid by these Portfolios to foreign countries.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for Federal income tax purposes to the extent of the portion of the interest expense allocable to exempt interest dividends. Also, any loss from the sale of shares in the Bond Portfolio held for 6 months or less may be non- deductible, in whole or in part.

     An individual's miscellaneous itemized deductions, including his or her investment expenses, are deductible only to the extent that they exceed 2% of the individual's adjusted gross income. Under current law, such limitation does not apply to expenses incurred in connection with an investment in a publicly-offered mutual fund, such as the Portfolios.

     Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the exempt portion (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), foreign tax credits (if applicable), and cumulative return of capital (if any). The Portfolios may be required to withhold Federal income tax at a rate of 31% on reportable dividends, distributions and redemption payments paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolio or who, to the Portfolio's knowledge, have furnished an incorrect number. Under existing provisions of the Code, non-resident alien individuals, foreign partnerships and foreign corporations may be subject to Federal income tax withholding at the applicable rate on income, dividends and distributions (other than exempt-interest dividends and certain capital gain dividends). Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Portfolios and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Portfolios, there may be foreign, state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. In particular, dividends declared by the Bond Portfolio may be subject to state and local taxes even though exempt for Federal income tax purposes. Additional information about taxes is set forth in the Statement of Additional Information. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Trust may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Trust reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Trust sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.


     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                            ADDITIONAL INFORMATION

Organization of the Trust
     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or "Portfolios" and different classes of those Portfolios. Holders of shares of a Portfolio are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Portfolio participate equally in dividends and distributions paid with respect to such Portfolio and in such Portfolio's net assets on liquidation, except that Class B and C Shares of any Portfolio which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A and M Shares of the same Portfolio. Shareholders of all Portfolios vote on the election of Trustees. On matters affecting an individual Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Portfolio or Class is required. Shares of a Portfolio are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

     The assets received by the Trust for the issue or sale of shares of a Portfolio and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Portfolio and Class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Portfolio or Class. Any underlying assets of a Portfolio are required to be segregated on the books of account and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Portfolio or Class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.


     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the

Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Additional Inquiries
     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi- Annual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Registration Statement
     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.



                                   APPENDIX

A-1 and P-1 Commercial Paper Ratings
     The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Moody's Investors Service, Inc., Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

A:       Bonds which are rated A possess many
         favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:       Bonds which are rated B generally lack
         characteristics of the desirable investment.
         Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:     Bonds which are rated Caa are of poor
         standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard and Poor's Corporation's Corporate Bond Ratings

AAA:         This is the highest rating assigned by Standard
             & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,       Bonds rated BB, B, CCC and CC are regarded,
CCC, CC:     on balance, as predominantly speculative with
             respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type        Give Social Security Number or Tax Identification Number
      of:

Individual                            Individual
Joint (or Joint Tenant)               Owner who will be paying tax
Uniform Gifts to Minors               Minor
Legal Guardian                        Ward, Minor or Incompetent
Sole Proprietor                       Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
Broker/Nominee                        Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.


Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
      [bullet] A corporation
      [bullet] Financial institution
      [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
               Plan, 403(b), Keogh)
      [bullet] United States or any agency or instrumentality thereof
      [bullet] A State, the District of Columbia, a possession of the United
               States, or any subdivision or instrumentality thereof
      [bullet] International organization or any agency or instrumentality thereof
      [bullet] Registered dealer in securities or commodities registered in the
               U.S. or a possession of the U.S.
      [bullet] Real estate investment trust
      [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
      [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.


Step 2. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.



-----------

This Prospectus sets forth concisely the information about the Phoenix Multi-Portfolio Fund (the "Trust") which you should know before investing. Please read it carefully and retain it for future reference.

The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information about the Trust, dated March 27, 1998. The Statement contains more detailed information about the Trust and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Trust c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended November 30, 1997 and is incorporated into the Statement of Additional Information by reference.




             [RECYLCLE] Printed on recycled paper using soybean ink

[BACK COVER]


Phoenix Funds                                                  -----------------
PO Box 2200                                                     BULK RATE MAIL
Enfield CT 06083-2200                                            U.S. POSTAGE
                                                                    PAID
                                                                SPRINGFIELD, MA
                                                                PERMIT NO. 444
                                                               ----------------



[LOGOTYPE] PHOENIX
           DUFF & PHELPS








PDP 467(3/98)

                         PHOENIX MULTI-PORTFOLIO FUND


                               101 Munson Street
                        Greenfield, Massachusetts 01301



                      Statement of Additional Information

                                March 27, 1998


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 27, 1998, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                               TABLE OF CONTENTS



                       PAGE
THE TRUST ..................................     1
INVESTMENT OBJECTIVES AND POLICIES .........     1
INVESTMENT RESTRICTIONS ....................    12
PERFORMANCE ................................    14
PERFORMANCE COMPARISONS ....................    15
PORTFOLIO TURNOVER .........................    16
TRUSTEES AND OFFICERS ......................    16
PRINCIPAL SHAREHOLDERS .....................    22
THE INVESTMENT ADVISERS ....................    23
PORTFOLIO TRANSACTIONS .....................    24
DETERMINATION OF NET ASSET VALUE ...........    25
HOW TO BUY SHARES ..........................    26
ALTERNATIVE PURCHASE ARRANGEMENTS ..........    26
INVESTOR ACCOUNT SERVICES ..................    27
HOW TO REDEEM SHARES .......................    28
TAX SHELTERED RETIREMENT PLANS .............    29
DIVIDENDS, DISTRIBUTIONS AND TAXES .........    29
THE DISTRIBUTOR ............................    32
PLANS OF DISTRIBUTION ......................    33
ADDITIONAL INFORMATION .....................    34


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361

                       Telephone Orders: (800) 367-5877
                Telecommunication Device (TTY): (800) 243-1926










PDP468 (3/98)

                                   THE TRUST

     Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.

     The Trust's Prospectus describes the investment objectives of the Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio") the Phoenix International Portfolio (the "International Portfolio") the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio"), the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") and the Phoenix Strategic Income Fund (the "Income Portfolio") (each, a "Portfolio" and, together, the "Portfolios"), the six Portfolios currently offered by the Trust, and summarizes the investment policies and investment techniques each Portfolio will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Portfolios' investment policies and investment techniques in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Portfolio without the approval of such Portfolio's shareholders.

Municipal Securities
     As described more fully in the Prospectus, the Bond Portfolio intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Portfolio or any of the investment restrictions to which the Bond Portfolio is subject, the Bond Portfolio may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc., ("PIC"), the investment adviser to the Bond, Mid Cap and International Portfolios will contribute to the attainment of the Bond Portfolio's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.

     Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

     General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

     Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

     Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.


     In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.


Risks Relating to Municipal Securities

     There can be no assurance that the Bond Portfolio will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.


     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Variable and Floating Rate Securities
     Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

     Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Portfolio paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Taxable Securities
     The Mid Cap Portfolio and the International Portfolio are expected to invest primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income.

     The Bond Portfolio may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

     Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Portfolio are restricted to:

     U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

     Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

     Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

     Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.


     Repurchase Agreements--repurchase agreements with respect to any of the foregoing, as described in the Trust's Prospectus.


     The Bond Portfolio also has the right to hold cash reserves as the Adviser deems necessary. For example, a Portfolio may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

Ratings

     If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Portfolio should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Portfolios will invest in securities which are deemed by the Portfolio's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Portfolio.


Risks of High Yield Bonds

     The Mid Cap and International Portfolios may invest up to 10% and 20% respectively of their total assets in bonds considered to be less than investment grade, commonly known as "junk" bonds. The Emerging Markets Portfolio and the Income Portfolio may invest up to 100% of their total assets in these bonds. The Mid Cap and International Portfolios did not invest in any bonds considered less than investment grade for the fiscal year ended November 30, 1997.


     While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Portfolios will not normally affect cash income from such securities but will be reflected in the Portfolio's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Portfolio seeking recovery from the issuer. Also, to the extent that the Portfolio invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

Writing and Purchasing Options on Securities and Securities Indices

     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may engage in option transactions as described more fully in the Prospectus.


     Call options on securities and securities indices written by the Portfolios normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Portfolio utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     During the option period, a Portfolio utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Mid Cap and International Portfolios may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Portfolio, to prevent an underlying security from being called, or to enable the Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, the Portfolio will realize a gain in the amount of the premium on the option less the commission paid.


     The option activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


Over-the-Counter Options

     As indicated in the Prospectus (see "Investment Techniques and Related Risks"), the Mid Cap Portfolio, International and Emerging Markets Portfolios may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. As indicated in the Prospectus, the Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Portfolio. A brief description of such procedures is set forth below.

     The Mid Cap, International and Emerging Markets Portfolios will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Portfolios and PIC believe that the approved dealers present minimal credit risks to the Portfolios and, therefore, should be able to enter into closing transactions if necessary. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio (as described below) plus the amount invested by the Portfolio in other illiquid securities, would exceed 10% of the Portfolio's total assets. The "liquidity charge" referred to above is computed as described below.

     The Portfolios anticipate entering into agreements with dealers to which the Portfolios sell OTC options. Under these agreements the Portfolios would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolios to repurchase a specific OTC option written by the Portfolios, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


Limitations on Options on Securities and Securities Indices

     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may write call options only if they are covered and remain covered for as long as the Portfolio is obligated as a writer. Thus, if a Portfolio utilizing this investment technique writes a call option on an individual security, the Portfolio must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Portfolios will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.


     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

In the case of an index call option written by a Portfolio, the Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which the Portfolio has not written a call option and which has not been hedged by the Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, the Portfolio will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Portfolio's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


     Each Portfolio utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     In connection with a Portfolio's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Portfolio's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

Risks Relating to Options on Securities
     During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Portfolio utilizing this investment technique may lose the premium it paid plus transaction costs, if the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option.

     An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Portfolios utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.


     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Portfolios.


Risks of Options on Securities Indices
     Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Portfolio. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.


     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Portfolios will write call options only on indices which meet the interim described above.

     Price movements in securities held by a Portfolio utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio might not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Portfolio. It is also possible that the index might rise when the value of the securities held by the Portfolio does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

     Unless a Portfolio utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Portfolio will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell its securities. As with options on its securities, the Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

     If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


Financial Futures Contracts and Related Options


     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Mid Cap, International, Emerging Markets and Income Portfolios may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Portfolio utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

     The Bond, Mid Cap, International, Emerging Markets and Income Portfolios may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Portfolio utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Portfolio an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


     The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Portfolios utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

Limitations on Futures Contracts and Related Options

     The Portfolios utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Portfolio utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Portfolio to collateralize fully the position and thereby ensure that it is not leveraged.


     The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

Risks Relating to Futures Contracts and Related Options
     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Portfolio utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Portfolio's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Portfolio has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Portfolio or the currencies in which its foreign securities are denominated may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


Repurchase Agreements


     Repurchase agreements, as described in the Trust's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Trust to be credit-worthy. The Trustees of the Trust will monitor each Portfolio's repurchase agreement transactions periodically and, with the Portfolios' investment advisers will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Portfolio. No more than an aggregate of 10% of a Portfolio's total assets (15% of the Income Portfolio's net assets), at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Portfolio may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Portfolio and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.



Lending Portfolio Securities


     The Portfolios may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets (one-third of the Income Portfolio's total assets), provided that such loans are callable at any time by the Portfolio utilizing this investment technique and are at all times secured by collateral held by the Portfolio at least equal to the market value, determined daily, of the loaned securities. The Portfolio utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Portfolio or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Portfolio, and any gain or loss in the market price during the period of the loan would accrue to the Portfolio. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Portfolio may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.


     As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.



When-Issued Securities


     New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond, Emerging Market and Income Portfolios will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Portfolios may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond, Emerging Market and Income Portfolios purchase securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Securities purchased on a when-issued basis and the securities held in the Bond, Emerging Market and Income Portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond, Emerging Market and Income Portfolios remain substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Portfolios merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond, Emerging Market and Income Portfolios will meet their obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.



Foreign Currency Transactions


     The Mid Cap, International, Emerging Market and Income Portfolios (each a "Foreign Currency Portfolio") each may engage in foreign currency transactions, although the Mid Cap Portfolio has no present intention of doing so. The following is a description of these transactions.


     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


     No Portfolio will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. The Trust's custodian banks will segregate any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Portfolio's commitments with respect to such contracts. Generally, the Foreign Currency Portfolios do not enter into forward contracts with terms longer than one year.


     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Foreign Currency Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Portfolio will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

     To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Portfolio will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Portfolio plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Portfolio's total assets. Neither Foreign Currency Portfolio will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Portfolio holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker;
(2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


Emerging Market Securities

     The Emerging Markets Portfolio and the Income Portfolio may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Portfolio and the Income Portfolio may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.


     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of portfolio securities or, if the Portfolios have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolios could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolios of any restrictions on investments.

     Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Portfolios.


Additional Risk Factors

     As a result of its investments in foreign securities, the Emerging Markets Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Portfolio may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time.


     In addition, the Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or the Portfolio is unable to close out a forward contract. The Portfolio may hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, the Portfolio may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


     While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.



Real Estate Investment Trusts
     As described in the Prospectus, the Real Estate Portfolio intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

     REITs can generally be classified as follows:

     --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

     --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

     --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.


     REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Portfolio should realize that by investing in REITs indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of underlying REITs.



Risks of Investment in Real Estate Securities
     Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


     In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Portfolio to possibly fail to qualify as a regulated investment company.


Debt Securities


     Up to 25% of the Real Estate Portfolio's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Portfolio may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Portfolio, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Portfolio's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.


     The value of the Real Estate Portfolio's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.



                            INVESTMENT RESTRICTIONS



     The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Portfolios of the Trust are subject. The investment restrictions described below are fundamental policies and may not be changed as to any Portfolio without the approval of the lesser of (i) a majority of the Portfolio's outstanding shares or (ii) 67% of the Portfolio's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Portfolio's outstanding shares are present. No Portfolio of the Trust may:



 (1) Make short sales of securities, unless at the time of sale the Portfolio owns an equal amount of such securities.


 (2) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.



 (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolios may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Portfolios, other than the Bond Portfolio, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Portfolios, other than the Bond Portfolio and the Income Portfolio, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.


 (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.



  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter. The Mid Cap (with respect to up to one third of its assets), International, Emerging Markets and Income Portfolios may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States.



  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Portfolio may so concentrate its assets and the Bond Portfolio may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Portfolio may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options would not exceed 5% of the Portfolio's total assets, and (c) the Mid Cap, International, Emerging Markets and Income Portfolios may enter into foreign currency transactions.


  (8) Make loans, except that the Portfolio may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Portfolio's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities; however this limitation does not apply to the Income Portfolio, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.



  (9) Purchase securities of other investment companies, except that the Portfolio may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Portfolio's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Portfolio, or (b) as part of a merger, consolidation, or acquisition of assets.


 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Mid Cap, International and Emerging Markets Portfolios any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Portfolio and Emerging Markets Portfolio. With respect to 75% of its assets, a Portfolio which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Portfolio's total assets.



 (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.


 (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations; however this limitation does not apply to the Income Portfolio.



 (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Mid Cap, Real Estate, International and Emerging Markets Portfolios each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.




 (14) (a) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of each Portfolio's, excluding the Income Portfolio, total assets would be invested in the aggregate in such securities.


    (b) Purchase securities for which market quotations are not readily available, including but not limited to repurchase agreements having maturities of more than seven days, or which are not deemed liquid pursuant to procedures adopted by the Trustees if as a result of such purchase more than 15% of the Income Portfolio's net assets would be invested in the aggregate in such securities.



 (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

 (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Portfolio's assets will not be considered a violation of the restriction except as provided in (11) above.



                                  PERFORMANCE


     Performance information for each Portfolio (and Class of Portfolio) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Portfolio, Emerging Markets Portfolio, and the Income Portfolio and as "average annual total return" and "total return" of any of the other Portfolios.

     Quotations of the yield for the Bond Portfolio, Emerging Markets Portfolio, and the Income Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Portfolio or Class of Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio or Class on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)(6)-1]

     where a = dividends and interest earned during the period by the
          Portfolio.
     b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.

     For the thirty day period ended November 30, 1997, the yield for the Bond Portfolio Class A shares and Class B shares was 4.67% and 4.14%, respectively; the Emerging Markets Portfolio Class A shares and Class B shares was 10.68% and 11.38%; and the Income Portfolio Class X shares was 7.23%.


     A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

     Calculation of a Portfolio's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


     The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Portfolio for the 1, 5 and 10 year periods ended November 30, 1997.

              AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1997





                            PERIODS ENDED
                    -----------------------------
    PORTFOLIO           1 YEAR          5 YEAR      SINCE INCEPTION*
-----------------   -------------   -------------  ------------------
Bond
 Class A                  6.04%           5.67%            8.25%
 Class B                  5.13%          N/A               5.36%
Mid Cap
 Class A                  8.12%          11.55%           16.41%
 Class B                  7.27%          N/A              14.17%
International
 Class A                  8.21%          13.58%            8.34%
 Class B                  7.37%          N/A               7.82%
Real Estate
 Class A                 31.44%          N/A              25.42%
 Class B                 30.44%          N/A              24.47%
Emerging Markets
 Class A                 11.91%          N/A              29.63%
 Class B                 11.07%          N/A              30.48%
 Class C                 N/A             N/A              N/A
 Class M                 N/A             N/A              N/A
Income
 Class X                  8.58%          N/A               8.43%
 Class A                 N/A             N/A              N/A
 Class B                 N/A             N/A              N/A
 Class C                 N/A             N/A              N/A
 Class M                 N/A             N/A              N/A


-------------

*The Bond, Mid Cap, and International Portfolios Class A commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Portfolio Class B commenced operations on March 16, 1994. Mid Cap and International Portfolios Class B commenced operations on July 18, 1994 and July 15, 1994, respectively. The Real Estate and Emerging Markets Portfolios Class A, B, C and M commenced operations on March 1, 1995, September 5, 1995, March 27, 1998 and March 27, 1998, respectively. The Income Portfolio Class X commenced operations on April 1, 1993 and Class A, B, C and M commenced operations on March 27, 1998.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Portfolios, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.



                            PERFORMANCE COMPARISONS


     Each Portfolio or Class of Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Portfolios against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (S&P 400), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers

Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.



                              PORTFOLIO TURNOVER



     The Portfolios pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Portfolios will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.



                             TRUSTEES AND OFFICERS



     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.




                              Positions Held                             Principal Occupation(s)
Name, Address and Age         With the Trust                             During the Past 5 Years
--------------------------   ----------------   ------------------------------------------------------------------------
Robert Chesek (63)           Trustee            Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                          Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                Common Stock, Phoenix Home Life Mutual Insurance Company (1980-
                                                1994). Director/Trustee, the National Affiliated Investment Companies
                                                (until 1993).

E. Virgil Conway (68)        Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                              Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                            (1970-present), Pace University (1978-present), Atlantic Mutual
                                                Insurance Company (1974-present), HRE Properties (1989-present),
                                                Greater New York Councils, Boy Scouts of America (1985-present),
                                                Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                Securities Fund (Advisory Director) (1990-present), Centennial
                                                Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                (1975-present), The Harlem Youth Development Foundation (1987-
                                                present), Accuhealth (1994-present), Trism, Inc. (1994-present), Realty
                                                Foundation of New York (1972-present), New York Housing Partnership
                                                Development Corp. (Chairman) (1981-present) and Fund Directions
                                                (Advisory Director) (1993-present). Director/Trustee, Phoenix Funds
                                                (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                Committee of the City of New York (1981-1996). Advisory Director,
                                                Blackrock Fannie Mae Mortgage Securities Fund (1989-1996).
                                                Chairman, Financial Accounting Standards Advisory Council (1992-
                                                1995). Director/Trustee, the National Affiliated Investment Companies
                                                (until 1993).

Harry Dalzell-Payne (68)     Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                            Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                   Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                              Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                Director/Trustee, the National Affiliated Investment Companies (1983-
                                                1993). Formerly a Major General of the British Army.

                                Positions Held                              Principal Occupation(s)
Name, Address and Age          With the Trust                               During the Past 5 Years
----------------------------   ----------------   --------------------------------------------------------------------------
*Francis E. Jeffries (66)      Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                               Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                         Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                  (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-
                                                  present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                  (1993-present). Director, The Empire District Electric Company (1984-
                                                  present). Director (1989-1997), Chairman of the Board (1993-1997),
                                                  President (1989-1993), and Chief Executive Officer (1989-1995),
                                                  Phoenix Duff & Phelps Corporation.

Leroy Keith, Jr. (59)          Trustee            Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                 Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                            Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                      (1991-present) and Keystone International Fund, Inc. (1989-present).
Savannah, GA 30750                                Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                  Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                  Trust. President, Morehouse College (1987-1994). Chairman and Chief
                                                  Executive Officer, Keith Ventures (1992-1994). Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993). Director, Blue
                                                  Cross/Blue Shield (1989-1993) and First Union Bank of Georgia
                                                                                                     ( 1989-1993).
*Philip R. McLoughlin (50)     Trustee and        Chairman (1997-present), Vice Chairman (1995-1997) and
                               President          Chief Executive Officer (1995-present), Phoenix Duff & Phelps
                                                  Corporation. Director (1994-present) and Executive Vice President,
                                                  Investments (1988-present), Phoenix Home Life Mutual Insurance
                                                  Company. Director/Trustee and President, Phoenix Funds (1989-present).
                                                  Trustee and President, Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                  & Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                  Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                  Utility and Corporate Bond Trust Inc. (1995-present). Director (1983-
                                                  present) and Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                  Director (1984-present) and President (1990- present), Phoenix Equity
                                                  Planning Corporation. Director (1993-present), Chairman (1993-present)
                                                  and Chief Executive Officer (1993-1995), National Securities & Research
                                                  Corporation. Director, Phoenix Realty Group, Inc. (1994-present), Phoenix
                                                  Realty Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                  (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                  Corporation (Delaware) (1985-present), and World Trust Fund (1991-
                                                  present). Director and Executive Vice President, Phoenix Life and Annuity
                                                  Company (1996-present). Director and Executive Vice President, PHL
                                                  Variable Insurance Company (1995-present). Director, Phoenix Charter
                                                  Oak Trust Company (1996-present). Director and Vice President, PM
                                                  Holdings, Inc. (1985-present). Director and President, Phoenix Securities
                                                  Group, Inc. (1993-1995). Director (1992-present) and President (1992-
                                                  1994), W.S. Griffith & Co., Inc. Director (1992-present) and President
                                                  (1992-1994), Townsend Financial Advisers, Inc. Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).

Everett L. Morris (69)         Trustee            Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                    Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                              Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                  (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                  Inc. (1993-present). Director, Public Service Enterprise Group,
                                                  Incorporated (1986-1993). President and Chief Operating Officer,
                                                  Enterprise Diversified Holdings, Incorporated (1989-1993).

                                 Positions Held                            Principal Occupation(s)
Name, Address and Age           With the Trust                             During the Past 5 Years
-----------------------------   ----------------   -----------------------------------------------------------------------
*James M. Oates (51)            Trustee            Chairman, IBEX Capital Markets LLC (1997-present). Managing
Managing Director                                  Director, Wydown Group (1994-present). Director, Phoenix Duff &
The Wydown Group                                   Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
IBEX Capital Markets LLC                           (1987-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
60 State Street                                    Duff & Phelps Institutional Mutual Funds (1996-present). Director,
Suite 950                                          Govett Worldwide Opportunity Funds, Inc. (1991-present), Blue Cross
Boston, MA 02109                                   and Blue Shield of New Hampshire (1994-present), Investors Financial
                                                   Service Corporation (1995-present), Investors Bank & Trust Corporation
                                                   (1995-present), Plymouth Rubber Co. (1995-present), Stifel Financial
                                                   (1996-present) and Command Systems, Inc. (1998-present). Member,
                                                   Chief Executives Organization (1996-present). Director (1984-1994),
                                                   President (1984-1994) and Chief Executive Officer (1986-1994),
                                                   Neworld Bank. Director/Trustee, the National Affiliated Investment
                                                   Companies (until 1993).

*Calvin J. Pedersen (56)        Trustee            Director (1986-present), President (1993-present) and Executive Vice
Phoenix Duff & Phelps                              President (1992-1993), Phoenix Duff & Phelps Corporation. Director/
Corporation                                        Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
55 East Monroe Street                              Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Suite 3600                                         (1996-present). President and Chief Executive Officer, Duff & Phelps
Chicago, IL 60603                                  Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities
                                                   Income Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                   Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (68)          Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                    Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                       Funds (1996-present). Director, Boston Edison Company (1978-
Sherborn, MA 01770                                 present), Phoenix Home Life Mutual Insurance Company (1972-
                                                   present), Landauer, Inc. (medical services) (1970-present),Tech Ops./
                                                   Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                   Industries (diversified manufacturer) (1985-present). Director, Key
                                                   Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                   National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)        Trustee            Managing Director, Mullin Associates (1993-present). Director/Trustee,
102 Valley Road                                    Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund
New Canaan, CT 07840                               and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                   Vice President and General Manager, Coats & Clark, Inc. (previously
                                                   Tootal American, Inc.) (1991-1993). Director/Trustee, the National
                                                   Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (66)     Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                    Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Greenwich, CT 06830                                Funds (1996-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                   (1995-present), Duty Free International, Inc. (1997-present) and
                                                   Compuware (1996-present) and Burroughs Wellcome Fund (1996-
                                                   present). Visiting Professor, University of Virginia (1997-present).
                                                   Chairman, Dresing, Lierman, Weicker (1995-1996). Governor of the
                                                   State of Connecticut (1991-1995).

                            Positions Held                              Principal Occupation(s)
Name, Address and Age      With the Trust                               During the Past 5 Years
------------------------   ----------------   --------------------------------------------------------------------------
Michael E. Haylon (40)     Executive          Director and Executive Vice President--Investments, Phoenix Duff &
                           Vice               Phelps Corporation (1995-present). Executive Vice President, Phoenix
                           President          Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                              Executive Vice President (1997-present), Vice President (1996-1997),
                                              Phoenix Duff & Phelps Institutional Mutual Funds. Director (1994-
                                              present), President (1995-present), Executive Vice President (1994-1995),
                                              Vice President (1991-1994), Phoenix Investment Counsel, Inc. Director
                                              (1994-present), President (1996-present), Executive Vice President (1994-
                                              1996), Vice President (1993-1994), National Securities & Research
                                              Corporation. Director, Phoenix Equity Planning Corporation (1995-
                                              present). Senior Vice President, Securities Investments, Phoenix Home
                                              Life Mutual Insurance Company (1993-1995). Various other positions with
                                              Phoenix Home Life Mutual Insurance Company (1990-1993).

William J. Newman (59)     Senior Vice        Executive Vice President (1995-present) and Chief Investment
                           President          Strategist (1996-present), Phoenix Investment Counsel, Inc. Senior Vice
                                              President (1995-1996), Executive Vice President and Chief Investment
                                              Strategist (1996-present), National Securities & Research Corporation.
                                              Senior Vice President, Phoenix Equity Planning Corporation (1995-
                                              1996). Vice President, Common Stock and Chief Investment Strategist,
                                              Phoenix Home Life Insurance Company (April, 1995-November, 1995).
                                              Senior Vice President, Phoenix Strategic Equity Series Fund (1996-
                                              present), The Phoenix Edge Series Fund (1996-present), Phoenix
                                              Multi-Portfolio Fund (1995-present), Phoenix Income and Growth Fund
                                              (1996-present), Phoenix Series Fund (1995-present), Phoenix Strategic
                                              Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                              Fund (1996-present), Phoenix Duff & Phelps Institutional Funds
                                              (1996-present), and Phoenix-Aberdeen Series Fund (1996-present).
                                              Chief Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994).
                                              Managing Director, Equities, Bankers Trust Company (1991-1993).

James D. Wehr (40)         Senior Vice        Managing Director, Fixed Income (1996-present), Vice President
                           President          (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                              Fixed Income (1996-present), Vice President (1993-1996), National
                                              Securities & Research Corporation. Senior Vice President (1997-
                                              present), Vice President (1988-1997) Phoenix Multi-Portfolio Fund;
                                              Senior Vice President (1997-present), Vice President (1990-1997)
                                              Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                              President (1991-1997) The Phoenix Edge Series Fund; Senior Vice
                                              President (1997-present), Vice President (1993-1997) Phoenix
                                              California Tax Exempt Bonds, Inc., and Senior Vice President
                                              (1997-present), Vice President (1996-1997) Phoenix Duff & Phelps
                                              Institutional Mutual Funds. Senior Vice President (1997-present)
                                              Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector
                                              Short Term Bond Fund, Phoenix Income and Growth Fund and Phoenix
                                              Strategic Allocation Fund, Inc. Managing Director, Public Fixed
                                              Income, Phoenix Home Life Insurance Company (1991-1995).

David L. Albrycht (36)     Vice               Managing Director, Fixed Income (1996-present) and Vice President
                           President          (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                              Fixed Income (1996-present) and Investment Officer (1994-1996),
                                              National Securities & Securities Research Corporation. Vice President,
                                              Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector
                                              Short Term Bond Fund (1993-present), Phoenix Multi-Sector Fixed
                                              Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                              (1997-present) and Phoenix Series Fund (1997-present). Portfolio
                                              Manager, Phoenix Home Life Mutual Insurance Company (1995-1996).

                               Positions Held                            Principal Occupation(s)
Name, Address and Age         With the Trust                             During the Past 5 Years
---------------------------   ----------------   -----------------------------------------------------------------------
Jeanne H. Dorey (36)          Vice               Managing Director, Equities (1996-present) and Vice President (1993-
                              President          1996) Phoenix Investment Counsel, Inc. Managing Director, Equities
                                                 (1996-present) and Vice President (1993-1996), National Securities &
                                                 Research Corporation, Inc. Portfolio Manager, International (1992-
                                                 present) and Portfolio Manager, Common Stock (1993-1996), Phoenix
                                                 Home Life Mutual Insurance Company. Vice President, The Phoenix
                                                 Edge Series Fund (1993-present), Phoenix Multi-Portfolio Fund (1993-
                                                 present), and Phoenix Worldwide Opportunities Fund (1993-present).

Timothy M. Heaney (33)        Vice               Managing Director, Public Fixed Income (1997-present), Director,
                              President          Fixed Income Research (1996-1997), Investment Analyst (1995-1996),
                                                 Phoenix Investment Counsel, Inc. Managing Director, Public Fixed
                                                 Income (1997-present), Director, Fixed Income Research (1996-1997),
                                                 National Securities & Research Corporation. Investment Analyst,
                                                 Phoenix Home Life Mutual Insurance Company (1992-1994). Vice
                                                 President, Phoenix California Tax Exempt Bonds, Inc. (1996-present).

William E, Keen, III (34)     Vice               Assistant Vice President, Phoenix Equity Planning Corporation (1996-
100 Bright Meadow Blvd.       President          present). Vice President, Phoenix Funds, Phoenix Duff & Phelps
PO Box 2200                                      Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (1996-
Enfield, CT 06083-2200                           present). Assistant Vice President, USAffinity Investments LP (1994-
                                                 1995). Treasurer and Secretary, USAffinity Funds (1994-1995).
                                                 Manager, Fund Administration, SEI Corporation (1991-1994).

Peter S. Lannigan (38)        Vice               Director, Fixed Income Research (1996-present) and Vice President
                              President          (1995-1996), Phoenix Investment Counsel, Inc. Director, Fixed Income
                                                 Research (1996-present), National Securities & Research Corporation,
                                                 Inc. Vice President, Phoenix Multi-Portfolio Fund (1995-present).
                                                 Director, Public Fixed Income, Phoenix Home Life Mutual Insurance
                                                 Company (1993-1995). Various positions with Standard & Poor's
                                                 Corporation (1989-1993).

David Lui (38)                Vice               Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. (1996-
                              President          present) and Portfolio Manager, Equities, National Securities &
                                                 Research Corporation (1996-present). Associate Portfolio Manager,
                                                 International Portfolios, Phoenix Home Life Mutual Insurance Company
                                                 (1995-1996). Vice President, The Phoenix Edge Series Fund, (1996-
                                                 present), The Phoenix Edge Series Fund (1996-present), and Phoenix
                                                 Worldwide Opportunities Fund (1996-present). Vice President, Asian
                                                 Equities, Alliance Capital Management (1993-1995).

William R. Moyer (53)         Vice               Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.       President          Phelps Corporation (1995-present). Senior Vice President, Finance
PO Box 2200                                      (1990-present), Chief Financial Officer (1996-present), and Treasurer
Enfield, CT 06083-2200                           (1994-1996), Phoenix Equity Planning Corporation. Senior Vice
                                                 President (1990-present), Chief Financial Officer (1996-present) and
                                                 Treasurer (1994-present), Phoenix Investment Counsel, Inc. Senior Vice
                                                 President, Finance (1993-present), Chief Financial Officer (1996-
                                                 present), and Treasurer (1994-present), National Securities & Research
                                                 Corporation. Senior Vice President and Chief Financial Officer, Duff &
                                                 Phelps Investment Management Co. (1996-present). Vice President,
                                                 Phoenix Funds (1990-present), Phoenix-Duff & Phelps Institutional
                                                 Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                 (1996-present). Senior Vice President and Chief Financial Officer, W.
                                                 S. Griffith & Co., Inc. (1992-1995) and Townsend Financial Advisers,
                                                 Inc. (1993-1995). Vice President, the National Affiliated Investment
                                                 Companies (until 1993). Vice President, Investment Products Finance,
                                                 Phoenix Home Life Mutual Insurance Company (1990-1995).

                             Positions Held                             Principal Occupation(s)
Name, Address and Age       With the Trust                              During the Past 5 Years
-------------------------   ----------------   ------------------------------------------------------------------------
Leonard J. Saltiel (44)     Vice               Managing Director, Operations and Service (1996-present), Senior Vice
                            President          President, (1994-1996), Phoenix Equity Planning Corporation. Vice
                                               President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                               Series Fund (1996-present). Vice President, National Securities &
                                               Research Corporation (1994-1996). Vice President, Investment
                                               Operations, Phoenix Home Life Mutual Insurance Company (1994-
                                               1995). Various positions with Home Life Insurance Company and
                                               Phoenix Home Life Mutual Insurance Company (1987-1994).

Michael Schatt (50)         Vice               Managing Director, Phoenix Duff & Phelps Corporation (1994-present).
                            President          Senior Vice President, Phoenix Realty Securities, Inc. (1997-present).
                                               Vice President, Duff & Phelps Investment Management Co. (1997-
                                               present), Duff & Phelps Utilities Income, Inc. (1997-present), Phoenix
                                               Duff & Phelps Institutional Mutual Funds (1997-present), The Phoenix
                                               Edge Series Fund (1997-present), and Phoenix Multi-Portfolio Fund
                                               (1997-present). Director, Real Estate Advisory Practice, Coopers &
                                               Lybrand (1990-1994).

Nancy G. Curtiss (45)       Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer (1996-
                                               present), Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                               (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present). Second Vice
                                               President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                               Insurance Company (1994-1995). Various positions with Phoenix Home
                                               Life Insurance Company (1987-1994).

G. Jeffrey Bohne (50)       Secretary          Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                              Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                           Operations (1993-1996). Vice President, Mutual Fund Customer
                                               Service (1996-present), Phoenix Equity Planning Corporation, Secretary and/or Clerk, Phoenix Funds (1993-present), Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                               Series Fund (1996-present). Vice President, Home Life of New York
                                               Insurance Company (1984-1992).



-------------
 *Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Duff & Phelps Corporation.

     For services rendered to the Trust for the fiscal year ended November 30, 1997, the Trustees received an aggregate of $124,115. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Portfolios and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

     For the Trust's last fiscal year, the Trustees received the following compensation:





                                                                                        Total
                                                                                     Compensation
                                            Pension or                              From Fund and
                        Aggregate      Retirement Benefits        Estimated          Fund Complex
                      Compensation       Accrued as Part       Annual Benefits         13 Funds
   Name                 From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
--------------------  -------------   ---------------------   -----------------   -----------------
Robert Chesek           $  7,403                                                       $113,000
E. Virgil Conway+          9,623                                                        146,000
Harry Dalzell-Payne+       8,258                                                        127,500
Francis E. Jeffries        7,125*                                                       110,000
Leroy Keith, Jr.           7,403               None                  None               113,000
Philip R. McLoughlin+          0             for any               for any                    0
Everett L. Morris+         7,980*            Trustee               Trustee              126,000
James M. Oates+            7,980                                                        124,500
Calvin J. Pedersen             0                                                              0
Herbert Roth, Jr.+         9,900*                                                       149,500
Richard E. Segerson        8,355                                                        129,500
Lowell P. Weicker          7,875                                                        122,500


-------------

*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At November 30, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $59,194, $124,928 and $136,802, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor. +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of November 30, 1997 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially own 5% or more of any class of the Registrant's equity securities.





     Name of shareholder           Name of Portfolio       Number of Shares     Percent of Class
Phoenix Home Life               Emerging Markets              1,702,082.308           34.20%
One American Row                Class A
Hartford, CT 06115              Real Estate Class A             557,798.738           25.65%
                                Income Class X                  644,591.667          100.00%
MLPF&S for the sole benefit     Emerging Markets                655,116.000           22.26%
of its customers                Class B
ATTN: Fund Administration       Real Estate Class B              99,167.000            7.16%
4800 Deer Lake Dr E 3rd FL      International Class A           948,465.000           10.24%
Jacksonville, FL 32246-6484     International Class B            46,557.000            6.10%
                                Bond Class B                     51,031.000           10.10%
Theda M Schultz TOD             Bond Class B                     25,353.690            5.02%
Dale A Schultz
1100 W Western Reserve Rd
Apt 3
Youngstown, OH 44514
Donaldson Lufkin Jenrette       Bond Class B                     46,245.342            9.16%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303



At November 30, 1997, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

                            THE INVESTMENT ADVISERS


     The offices of Phoenix Investment Counsel, Inc., (PIC) are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. In addition to the Fund, the PIC also serves as investment adviser to The Phoenix Edge Series Fund (all Series other than Real Estate Securities Series and Aberdeen New Asia Series), Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (except Equity Opportunities Fund), Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and as subadviser to SunAmerica Series Trust among others.

     The offices of Duff & Phelps Investment Management Co., Inc. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM serves as investment adviser to the Core Equity Fund of the Phoenix Equity Series Fund, the Enhanced Reserves Portfolio and the Core Equity Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and three closed end funds:
Duff & Phelps Utilities Income, Inc., Duff & Phelps Utilities Tax-Free Income Inc., and Duff & Phelps Utility and Corporate Bond Trust, Inc. The investment adviser for the Real Estate Portfolio at its inception was Phoenix Realty Securities, Inc. ("PRS" or the "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Duff & Phelps Corporation and an indirect majority owned subsidiary of Phoenix Home Life, for which DPIM is paid a fee by PRS. On March
  , 1998, DPIM purchased the management rights for the Portfolio from PRS and PRS' contract was assigned to DPIM.

     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). DPIM is also a subsidiary of Phoenix Duff & Phelps. The majority shareholder of Phoenix Duff & Phelps is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06083-2200.

     David L. Albrycht, Jeanne H. Dorey, Michael E. Haylon, Timothy M. Heaney, Peter S. Lannigan, David Lui, William R. Moyer, William J. Newman and James D. Wehr, officers of the Trust, are officers of PIC. Michael Schatt is an officer of the Trust and also an officer of DPIM. Philip R. McLoughlin, President and Trustee of the Trust, is a director and officer of PIC. Michael E. Haylon is an officer of the Trust, a director of PIC and also an officer of DPIM.

     The investment advisory agreements provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or PRS or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Portfolios.

     For managing, or directing the management of the investments of each Portfolio, PIC is entitled to a fee for the Bond Portfolio, payable monthly, at the annual rate of 0.45% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.40% of such value between $1 billion and $2 billion; and 0.35% of such value in excess of $2 billion. PIC is entitled to a monthly fee for the Mid Cap Portfolio, Emerging Markets Portfolio and International Portfolio at the annual rate of 0.75% of the average of the aggregate daily net asset values of each Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. PIC is also entitled to a fee, payable monthly, for the Income Portfolio at the annual rate of 0.55% of the average of the aggregate daily net assets up to $1 billion; 0.50% of such value between $1 billion and $2 billion; and 0.45% of such value in excess of $2 billion. For managing or directing the investments of the Real Estate Portfolio, DPIM is entitled to a fee payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

     The investment advisory agreements provide that the applicable adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Portfolio (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Portfolio are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Portfolio of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

     For its services to the Bond, Mid Cap, International, Emerging Markets and Income Portfolios of the Trust during the fiscal year ended November 30, 1997, PIC received a fee of $5,292,155. For its services to the Real Estate Portfolio during the year ended November 30, 1997, PRS received a fee of $355,100. Of these totals, PIC received fees from each Portfolio as follows:





                         1995           1996           1997
Bond                  $  669,273     $  646,989     $  593,217
Mid Cap                3,394,485      3,579,657      3,027,757
International          1,112,314      1,071,572      1,062,391
Emerging Markets          19,244        177,790        577,472
Income                    12,581         27,273         31,318



     For the fiscal year ended November 30, 1995, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of $175,341; accordingly, the fee of $44,964 to which the Adviser would otherwise have been entitled was reduced to a loss of $130,377.

     For the fiscal year ended November 30, 1996, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of $189,883; accordingly, the fee of $48,133 to which the Adviser would otherwise have been entitled was reduced to a loss of $141,750.

     For the fiscal year ended November 30, 1997, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of
$[       ]; accordingly, the fee of $[      ] to which the Adviser would
otherwise have been entitled was reduced to a loss of $[      ].

     The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

     Provided it has been approved by a vote of the majority of the outstanding shares of a Portfolio of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Portfolio so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Portfolio and (2) the terms and any renewal of the agreement with respect to such Portfolio have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Portfolio by the Trustees or by the relevant adviser and may be terminated as to a Portfolio by a vote of the majority of the outstanding shares of such Portfolio. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.



                            PORTFOLIO TRANSACTIONS


     In effecting portfolio transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

     Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.


     If the securities in which a particular Portfolio of the Trust invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.


     As described in the Prospectus, some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.


     The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     For the fiscal years ended November 30, 1995, 1996 and 1997, brokerage commissions paid by the Trust on Portfolio transactions totaled $3,531,634,
$3,104,255, and $[         ], respectively. Brokerage commissions of
$[         ] paid during the fiscal year ended November 30, 1997, were paid on
portfolio transactions aggregating $[             ] executed by brokers who
provided research and other statistical and factual information.


     Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.



                       DETERMINATION OF NET ASSET VALUE



     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Portfolios' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Portfolios, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A or M Shares purchased at the same time. Note, only the Emerging Markets Portfolio and the Income Portfolio currently offer Class C and Class M Shares.

     Dividends paid by the Portfolio, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution services fee and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares
     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of 0.25% of the Portfolio's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Portfolios' current Prospectus for additional information.

Class B Shares
     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Portfolios' current Prospectus for additional information.

     Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Portfolios' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Portfolio account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Portfolio account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


Class C Shares--Emerging Markets Portfolio and Income Portfolio Only
     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C Shares. See the Portfolios' current Prospectus for more information.


Class M Shares--Emerging Markets Portfolio and Income Portfolio Only
     Class M Shares incur a sales charge at the time of purchase but are not subject to any sales charge when redeemed. Certain purchases of Class M Shares may qualify for reduced initial sales charges as described in the Portfolios' Prospectus. Class M Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 0.50% of the Portfolio's aggregate average daily net assets attributable to Class M Shares.


Class X Shares--Income Portfolio Only
     Class X Shares are currently closed to new investors.


Immediate Investment
     In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Portfolio may also be made by wiring Federal Trusts directly pursuant to the following instructions. (Federal Trusts are monies held in a bank account with a Federal Reserve Bank.)

 (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

 (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Portfolio of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

     An order for shares of a Portfolio purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

     Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.


                           INVESTOR ACCOUNT SERVICES

     The Portfolios offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Portfolios' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.


     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.


     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


     Invest-by-Phone. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.


     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


                              HOW TO REDEEM SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

     Each shareholder account in the Portfolios which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Portfolio's current Prospectus for more information.

By Mail
     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Portfolios' current Prospectus for more information.

Telephone Redemptions
     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Portfolios' current Prospectus for additional information.

By Check (Bond Portfolio, Emerging Markets Portfolio and Income Portfolio Only)
     Any shareholder of these Portfolios may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

Reinvestment Privilege
     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Portfolios' current Prospectus for more information and conditions attached to this privilege.

                        TAX-SHELTERED RETIREMENT PLANS

     Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company ("RIC")
     As stated in the Prospectus, each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended

(the "Code"). In each taxable year a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Portfolio fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Portfolio intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Portfolio so elects).


     The Code sets forth numerous criteria that must be satisfied in order for each Portfolio to qualify as a RIC. Among these requirements, each Portfolio must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Portfolio must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Portfolio must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Portfolio does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.


     In determining the Portfolio's gross income for purposes of the 30% test, any gain realized by the Portfolio on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Portfolios' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Portfolios from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale. This provision may limit the Portfolios' ability to engage in such transactions.

     In the case of the International and Emerging Markets Portfolios, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.

     Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.


     In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Portfolio will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Portfolio intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.


     Each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

     Each Portfolio intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Portfolio will so qualify and continue to maintain its status as a RIC. If a Portfolio were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.


Taxation of Shareholders

     The Bond Portfolio expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Portfolio will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes.) An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Portfolio with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Portfolio with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

     Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Portfolio's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Portfolio to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.


     Distributions by the Mid Cap, International, Real Estate, Emerging Markets and Income Portfolios from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Portfolios. Similarly, any portion of the Bond Portfolio's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Portfolio shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends- received deduction to the extent the Portfolios designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Portfolios will be qualifying dividend distributions. Distributions by a Portfolio that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


     Dividends declared by the Portfolios to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Portfolio prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Portfolio by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Portfolio on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

     Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Portfolio's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Portfolio as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

     Shareholders should be aware that the price of shares of a Portfolio that are purchased prior to a dividend or distribution by the Portfolio may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.


Foreign Tax Credit


     The International Portfolio may incur liability for foreign income and withholding taxes on investment income. The Portfolio intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Portfolio will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Portfolio to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Portfolio.) The shareholders may claim a deduction or credit by reason of the Portfolio's election subject to the limitations imposed under Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Portfolio. Although the International Portfolio intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.


Sale or Exchange of Portfolio Shares
     Gain or loss will be recognized by a shareholder upon the sale of his shares in a Portfolio or upon an exchange of his shares in a Portfolio for shares in another Portfolio. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Tax Information
     Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Backup Withholding
     The Portfolios may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolios or who, to a Portfolio's knowledge, have furnished an incorrect number.

Foreign Shareholders
     Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences
     In addition to the federal income tax consequences, described above, applicable to an investment in a Portfolio, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Portfolio may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Portfolio, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

     The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.


                                THE DISTRIBUTOR


     Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael
E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, William R. Moyer, and Leonard J. Saltiel, officers of the Trust, are officers of Equity Planning.

     The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Trust.


     For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares (see "How to Buy Shares" in the Prospectus) and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1995, 1996, and 1997. Equity Planning's gross commissions on sales of Trust shares totalled $1,655,136, $1,599,637 and $2,114,382, respectively. Of these amounts, $1,454,880, $1,340,721 and
$1,620,047, respectively, were paid to dealers with whom Equity Planning had sales agreements.



     Equity Planning also acts as Financial Agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Trust. As compensation for such services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Portfolio, at the following incremental annual rates:




  First $100 million                      .05%   plus a minimum fee
  $100 million to $300 million            .04%
  $300 million through $500 million       .03%
  Greater than $500 million              .015%


     A minimum fee applies to each Portfolio as follows:


  Mid Cap Portfolio                   $50,000
  Emerging Markets Portfolio          $70,000
  International Portfolio             $70,000
  Real Estate Securities Portfolio    $70,000
  Bond Portfolio                      $70,000
  Income Portfolio                    $70,000



     In addition, Equity Planning is paid $12,000 for each class of shares of each Portfolio beyond one. For services to the Trust during the fiscal years ended November 30, 1995, 1996, and 1997, the Financial Agent received fees of $227,721, $243,021 and $541,814, respectively.


                             PLANS OF DISTRIBUTION


     The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Portfolio of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Trust.


     Pursuant to the Plans, the Trust may reimburse the Distributor for actual expenses of the Distributor of 0.25% of the average daily net assets of the Trust's average daily net assets for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of each Portfolio's Class B Shares. Pursuant to the Class C and M Plans, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% and 0.25% annually of the average daily net assets of the Emerging Markets and Income Portfolios' Class C and M Shares, respectively.


     Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting fees and financing expenses incurred in connection with the payment of commissions);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust.

     Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

     For the fiscal year ended November 30, 1997 the Trust paid Rule 12b-1 Fees in the amount of $2,554,101, of which the Distributor received $876,201, unaffiliated broker-dealers received $1,368,595 and W.S. Griffith & Co., Inc., an affiliate, received $309,305. The Rule 12b-1 payments were used for (1)
compensating dealers $[   ], (2) compensating sales personnel $[   ], (3)
advertising $[   ], (4) printing and mailing of prospectuses to other than
current shareholders $[      ], (5) service costs $[     ] and (6) other
$[      ]. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.



                            ADDITIONAL INFORMATION


     The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W. Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

Financial Statements
     Financial information relating to the Trust is contained in the Annual Reports to Shareholders for the year ended November 30, 1997 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Reports are incorporated into this Statement of Additional Information by reference. A copy of the Annual Reports must precede or accompany this Statement of Additional Information.

Reports to Shareholders
     The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

Independent Accountants
     Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. Price Waterhouse LLP audits the Trust's annual financial statements and expresses an opinion thereon.

Custodians and Transfer Agent
     State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02105-8301, serves as the Trust's custodian for all Portfolios except the International Portfolio which is served by Brown Brothers Harriman & Company, 40 Water Street, Boston, MA 02109. Equity Planning serves as the Trust's transfer agent. As compensation, Equity Planning receives a fee equivalent to $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                            Consolidated Report For
                          Phoenix Multi-portfolio Fund
                  For The Fiscal Year Ended November 30, 1997

                          Table of Contents

                                                              Page

            Phoenix Tax-Exempt Bond Portfolio   ............  3
            Phoenix Mid Cap Portfolio  ..................... 10
            Phoenix International Portfolio  ............... 17
            Phoenix Real Estate Securities Portfolio  ...... 25
            Phoenix Emerging Markets Bond Portfolio   ...... 31
            Notes to Financial Statements .................. 38

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

                    Lehman Brothers Municipal           Phoenix Tax-Exempt Bond
                    Bond Index*                         Portfolio--Class A

7/15/88                 $10,000                                $ 9,525
11/30/88                $10,341                                $ 9,924
11/30/89                $11,479                                $11,128
11/30/90                $12,362                                $11,851
11/30/91                $13,632                                $12,956
11/30/92                $15,000                                $14,500
11/30/93                $16,661                                $16,354
11/30/94                $15,786                                $15,119
11/30/95                $18,770                                $18,124
11/30/96                $19,875                                $18,904
11/30/97                $21,301**                              $20,046



Average Annual Total Returns
for Periods Ending 11/30/97

                                                                  From Inception     From Inception
                                                                    7/15/88 to         3/16/94 to
                                           1 Year     5 Years        11/30/97           11/30/97
                                           --------   ---------   ----------------   ---------------
       Class A with 4.75% sales charge      1.02%        5.67%          7.70%               --
----------------------------------------------------------------------------------------------------
       Class A at net asset value           6.04%        6.69%          8.25%               --
----------------------------------------------------------------------------------------------------
       Class B with CDSC                    1.17%          --             --              4.89%
----------------------------------------------------------------------------------------------------
       Class B at net asset value           5.13%          --             --              5.36%
----------------------------------------------------------------------------------------------------
       Lehman Brothers
        Municipal Bond Index*               7.18%        7.27%          8.35%**           6.59%***
----------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/88 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 3/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

 **Index information from 6/30/88 to 11/30/97.

***Index information from 2/28/94 to 11/30/97.

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997


                                       STANDARD
                                       & POOR'S     PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)       VALUE
                                     ------------- --------  -------------
MUNICIPAL TAX-EXEMPT BONDS--95.5%
Alabama--0.7%
  Alabama Special Care Facility
    5%, 11/1/25   .................. AA+            $1,000    $    942,860
                                                              ------------
Alaska--1.0%
  Valdez Marine Terminal
    Revenue 7%, 12/1/25 (c)   ...... AA              1,125       1,239,851
                                                              ------------
Arizona--0.9%
  Pima County Pre-refunded
    6.75%, 7/1/15 (FGIC
    Insured)   ..................... AAA               460         502,532
  Pima County Unrefunded
    6.75%, 7/1/15 (FGIC
    Insured)   ..................... AAA               540         585,063
                                                              ------------
                                                                 1,087,595
                                                              ------------
Arkansas--1.4%
  Drew County Public Facilities
    Board 7.90%, 8/1/11
    (FNMA Collateralized)  ......... Aaa(b)            345         376,958
  Jacksonville Residential
    Housing 7.90%, 1/1/11
    (FNMA Collateralized)  ......... Aaa(b)            519         563,212
  Lonoke County Residential
    Housing 7.90%, 4/1/11
    (FNMA Collateralized)  ......... Aaa(b)            540         602,854
  Stuttgart Public Facilities
    Board 7.90%, 9/1/11
    (FNMA Collateralized)  ......... Aaa(b)            243         263,170
                                                              ------------
                                                                 1,806,194
                                                              ------------
California--5.9%
  California Housing Financing
    Agency Series A 7.75%,
    8/1/17 (FHA Insured)   ......... AA-               250         262,660
  Pittsburg Redevelopment
    Series A 4.625%, 8/1/21
    (AMBAC Insured)  ............... AAA             1,650       1,474,077
  Riverside County 8.625%,
    5/1/16 (GNMA
    Collateralized) (d) ............ AAA             4,300       5,782,812
                                                              ------------
                                                                 7,519,549
                                                              ------------
Colorado--3.4%
  Arapahoe County Highway
    Revenue 6.90%, 8/31/15 (c)  .... Aaa(b)          2,500       2,932,550
  Jefferson County School
    District 6.50%, 12/15/07
    (MBIA Insured)   ............... AAA             1,250       1,443,013
                                                              ------------
                                                                 4,375,563
                                                              ------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------- --------  -------------
Connecticut--3.1%
  Mashantucket Western Pequot
    Tribe 144A 5.60%,
    9/1/09 (e) ..................... NR             $1,000    $  1,028,160
  Mashantucket Western Pequot
    Tribe Pre-refunded 144A
    6.50%, 9/1/05 (e)   ............ BBB-              845         951,461
  Mashantucket Western Pequot
    Tribe Pre-refunded 144A
    6.50%, 9/1/06 (e)   ............ BBB-              483         548,791
  Mashantucket Western Pequot
    Tribe Unrefunded 144A
    6.50%, 9/1/05 (e)   ............ BBB-              855         938,816
  Mashantucket Western Pequot
    Tribe Unrefunded 144A
    6.50%, 9/1/06 (e)   ............ BBB-              517         568,783
                                                              ------------
                                                                 4,036,011
                                                              ------------
Florida--1.4%
  Martin County Industrial
    Cogeneration 7.875%,
    12/15/25   ..................... BBB-            1,500       1,739,325
                                                              ------------
Georgia--4.8%
  Atlanta Water and Sewer
    Revenue 4.50%, 1/1/18
    (FGIC Insured)   ............... AAA             2,250       1,995,682
  Cartersville Development
    Authority Revenue 5.625%,
    5/1/09  ........................ A+              2,000       2,135,640
  Georgia Electric Authority
    Series Z 5.50%, 1/1/20
    (FGIC Insured)   ............... AAA             2,000       2,081,000
                                                              ------------
                                                                 6,212,322
                                                              ------------
Illinois--6.6%
  Chicago Board of Education
    6%, 1/1/20 (MBIA Insured)        AAA               500         548,025
  Chicago Gas Supply Revenue
    7.50%, 3/1/15 (c)   ............ AA-             1,000       1,080,020
  Chicago O'Hare International
    Airport 8.85%, 5/1/18  ......... Baa(b)            875         989,161
  Illinois Development Finance
    Authority 7.60%, 9/1/13   ...... AA              2,000       2,175,920
  Illinois Health Facilities
    Authority 7%, 4/1/08 (FSA
    Insured)   ..................... AAA             1,100       1,297,714
  Illinois Housing Development
    Authority Residential 7%,
    8/1/17  ........................ Aa(b)             735         755,293
  Metropolitan Pier & Exposition
    Authority Pre-refunded
    6.50%, 6/15/07 (FGIC
    Insured)   ..................... Aaa(b)          1,470       1,643,225


                       See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)       VALUE
                                    ------------- --------  -------------
Illinois--continued
  Metropolitan Pier & Exposition
    Authority Unrefunded 6.50%,
    6/15/07 (FGIC Insured)   ...... Aaa(b)         $   30    $     33,294
                                                             ------------
                                                                8,522,652
                                                             ------------
Indiana--2.5%
  Indianapolis Public
    Improvement Series A 0%,
    2/1/05 ........................ Aa(b)           1,765       1,237,018
  Indianapolis Public
    Improvement Series C 0%,
    1/1/03 ........................ A(b)            2,500       1,968,575
                                                             ------------
                                                                3,205,593
                                                             ------------
Kentucky--2.2%
  Kentucky Turnpike Authority 0%,
    1/1/10 (FGIC Insured) ......... AAA             3,300       1,800,546
  Perry County Solid Waste
    Disposal Revenue 7%,
    6/1/24 ........................ NR              1,000       1,078,290
                                                             ------------
                                                                2,878,836
                                                             ------------
Louisiana--0.9%
  East Baton Rouge Parish
    Series ST-A 4.90%, 2/1/16
    (FGIC Insured)  ............... AAA             1,000         950,150
  St. Mary Public Authority
    7.625%, 3/25/12 ............... Aaa(b)            112         125,915
  St. Tammany Public Authority
    7%, 6/1/02 (FNMA
    Collateralized) ............... Aaa(b)            124         130,212
                                                             ------------
                                                                1,206,277
                                                             ------------
Maryland--0.5%
  Baltimore G.O. 7%, 10/15/09
    (MBIA Insured)  ............... AAA               500         604,045
                                                             ------------
Massachusetts--6.5%
  Massachusetts Bay
    Transportation Authority
    Series B 6.20%, 3/1/16   ...... A+              1,000       1,120,630
  Massachusetts Industrial
    Financing Agency 0%,
    8/1/05 ........................ A+              1,100         763,466
  Massachusetts State Health &
    Education Revenue 3.10%,
    7/1/13 (MBIA Insured) (c)   .   AAA             6,000       5,428,380
  Massachusetts State Turnpike
    Authority Series B 5.25%,
    1/1/17 (MBIA Insured) ......... AAA             1,000       1,000,370
                                                             ------------
                                                                8,312,846
                                                             ------------
Michigan--2.6%
  Western Townships Utilities
    Authority 8.20%, 1/1/18  ...... BBB+            1,500       1,584,615
  Williamston Community
    School 5.50%, 5/1/25
    (MBIA Insured)  ............... AAA             1,725       1,785,047
                                                             ------------
                                                                3,369,662
                                                             ------------


                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)        VALUE
                                    ------------- --------  -------------
Mississippi--1.4%
  Lowndes County Waste
    Disposal 6.80%, 4/1/22   ...... A              $1,450    $  1,745,713
                                                             ------------
Nebraska--1.2%
  Nebraska Higher Education
    6.70%, 12/1/02  ............... A(b)            1,500       1,600,035
                                                             ------------
Nevada--1.2%
  Clark County School District
    Series B 0%, 6/1/03 (MBIA
    Insured)  ..................... AAA             2,000       1,573,800
                                                             ------------
New Jersey--2.0%
  Atlantic City Improvement
    Authority Pre-refunded
    8.875%, 2/1/10  ............... NR              1,000       1,054,680
  Camden County Municipal
    Utilities Authority 0%,
    9/1/11 (FGIC Insured) ......... AAA             3,000       1,452,150
                                                             ------------
                                                                2,506,830
                                                             ------------
New York--10.8%
  Erie County Water Authority
    0%, 12/1/17 (AMBAC
    Insured)  ..................... AAA               550         131,175
  New York State Dormitory
    Authority 6.375%, 7/1/08 ...... BBB             1,000       1,076,260
  Niagara Falls Bridge
    Commission 5.25%, 10/1/15
    (FGIC Insured)  ............... AAA             4,000       4,111,760
  Port Authority Revenue
    6.75%, 10/1/11  ............... NR              3,000       3,261,720
  Port Authority Revenue
    6.125%, 6/1/94  ............... AA-             2,000       2,252,580
  Triborough Bridge & Tunnel
    Authority Series A 4.75%,
    1/1/14 ........................ Aa(b)           2,250       2,185,447
  Triborough Bridge & Tunnel
    Authority Series X 6.625%,
    1/1/12 ........................ Aa(b)             750         877,808
                                                             ------------
                                                               13,896,750
                                                             ------------
North Carolina--1.2%
  North Carolina Municipal
    Power Agency 6%, 1/1/09
    (AMBAC Insured) ............... AAA             1,385       1,529,733
                                                             ------------
Pennsylvania--11.2%
  Delaware Valley Finance
    Authority Series B 5.70%,
    7/1/27 (AMBAC Insured)   ...... AAA             2,000       2,157,120
  Pennsylvania Economic
    Development Financing
    Authority 6.40%, 1/1/09  ...... NR              5,000       5,217,850

                       See Notes to Financial Statements
                                                                              5

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------




                                       STANDARD
                                       & POOR'S     PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------- --------  -------------------
Pennsylvania--continued
  Pennsylvania Economic
    Development Financing
    Authority 9.25%, 1/1/22   ...... NR             $3,995     $    2,716,600
  Pennsylvania Finance
    Authority 6.60%, 11/1/09  ...... A               4,000          4,358,760
                                                               --------------
                                                                   14,450,330
                                                               --------------
Tennessee--1.3%
  Metropolitan Government Health
    & Educational Facilities Board
    6%, 12/1/16 (AMBAC
    Insured)   ..................... AAA             1,500          1,655,295
                                                               --------------
Texas--10.3%
  Alliance Airport Authority 7%,
    12/1/11 ........................ BBB-            1,100          1,279,377
  Austin Convention Center
    8.25%, 11/15/14  ............... Aaa(b)            955          1,047,110
  Brazos River Authority
    7.75%, 10/1/15   ............... A-                750            786,053
  Brazos River Authority
    7.625%, 5/1/19   ............... A-              1,000          1,069,320
  Colorado River Water District
    Pre-refunded 8.25%, 1/1/15 ..... NR                540            601,668
  Harris County Toll Road
    Multimode 8.125%, 8/15/17 ...... AAA               700            726,796
  La Vernia School District 5%,
    8/15/22 (PSFG Insured) ......... AAA             1,125          1,080,304
  San Antonio Electric & Gas
    5%, 2/1/12 ..................... AA              2,000          2,017,600
  Texas Public Finance Authority
    6.25%, 8/1/09 (MBIA Insured)     AAA             1,250          1,415,937
  Texas State Turnpike Authority
    5.25%, 1/1/23 (FGIC
    Insured)   ..................... AAA             2,300          2,265,454
  Texas Water Resources
    Finance Authority 7.625%,
    8/15/08 ........................ A                 945            977,007
                                                               --------------
                                                                   13,266,626
                                                               --------------
Virginia--5.0%
  Pittsylvania County Revenue
    Series A 7.30%, 1/1/04 ......... NR              1,000          1,072,290
  Pittsylvania County Revenue
    Series A 7.45%, 1/1/09 ......... NR              3,000          3,288,780
  Upper Occoquan Sewer
    Authority 5.15%, 7/1/20
    (MBIA Insured)   ............... AAA             2,000          2,002,720
                                                               --------------
                                                                    6,363,790
                                                               --------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)         VALUE
                                     ------------- --------  -------------------
West Virginia--2.5%
  Upshur Solid Waste Revenue
    7%, 7/15/25   .................. NR             $2,000     $    2,173,240
  West Virginia Housing
    Development 6.625%,
    7/1/20 (FHA Insured)   ......... AA              1,000          1,002,250
                                                               --------------
                                                                    3,175,490
                                                               --------------
Wisconsin--0.9%
  Wisconsin Clean Water
    Revenue 6.875%, 6/1/11 ......... AA+               750            887,498
  Wisconsin Housing &
    Economic Development
    Authority 7.375%, 9/1/17  ...... Aa(b)             305            313,665
                                                               --------------
                                                                    1,201,163
                                                               --------------
Wyoming--0.4%
  Wyoming Community
    Development Authority
    7.875%, 6/1/18 (FHA
    Insured)   ..................... AA                545            564,854
                                                               --------------
Other Territories--1.7%
  Puerto Rico Commonwealth
    Aqueduct & Sewer
    Authority 7.875%, 7/1/17  ...... AAA               500            521,735
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority 6.625%, 7/1/12  ...... A               1,500          1,643,685
                                                               --------------
                                                                    2,165,420
                                                               --------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
  (Identified cost $116,152,396)..............................    122,755,010
                                                               --------------
SHORT-TERM OBLIGATIONS--3.1%
Commercial Paper--3.1%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97 ............ A-1+              735            735,000
  Koch Industries, Inc. 5.62%,
    12/1/97 ........................ A-1+            3,295          3,295,000
                                                               --------------
                                                                    4,030,000
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,030,000)  ..............................      4,030,000
                                                               --------------
TOTAL INVESTMENTS--98.6%
  (Identified cost $120,182,396)..............................    126,785,010(a)
  Cash and receivables, less liabilities--1.4% ...............      1,774,686
                                                               --------------
NET ASSETS--100.0%  .......................................... $  128,559,696
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,822,558 and gross depreciation of $2,162,504 for federal income tax purposes. At November
    30, 1997, the aggregate cost of securities for federal income tax purposes was $120,124,956.
(b) As rated by Moody's, Fitch, or Duff & Phelp's.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) All or a portion segregated as collateral.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $4,036,011 or 3.1% of net assets.

    At November 30, 1997, 40.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 13.6%; and MBIA 12.3%.


                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $120,182,396)                            $126,785,010
Receivables
 Interest                                                      2,150,121
 Fund shares sold                                                 47,924
                                                            ------------
  Total assets                                               128,983,055
                                                            ------------
Liabilities
Payables
 Custodian                                                         1,459
 Dividend distributions                                          123,642
 Fund shares repurchased                                         136,111
 Investment advisory fee                                          47,382
 Distribution fee                                                 29,875
 Transfer agent fee                                               14,168
 Financial agent fee                                               6,740
 Trustees' fee                                                       292
Accrued expenses                                                  63,690
                                                            ------------
  Total liabilities                                              423,359
                                                            ------------
Net Assets                                                  $128,559,696
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $121,978,076
Distributions in excess of net investment income                (123,643)
Accumulated net realized gain                                    107,337
Net unrealized appreciation                                    6,597,926
                                                            ------------
Net Assets                                                  $128,559,696
                                                            ============

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $122,762,744)           10,986,249

Net asset value per share                                   $      11.17
Offering price per share
  $11.17/(1-4.75%)                                          $      11.73

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,796,952)                516,856

Net asset value and offering price per share                $      11.22


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Interest                                                    $8,324,902
                                                            ----------
   Total investment income                                   8,324,902
                                                            ----------
Expenses
Investment advisory fee                                        593,217
Distribution fee--Class A                                      316,781
Distribution fee--Class B                                       51,136
Financial agent fee                                             78,549
Transfer agent                                                 115,916
Professional                                                    42,301
Registration                                                    24,594
Trustees                                                        21,061
Printing                                                        20,122
Custodian                                                       15,032
Miscellaneous                                                   21,063
                                                            ----------
   Total expenses                                            1,299,772
                                                            ----------
Net investment income                                        7,025,130
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                199,858
Net realized loss on futures contracts                         (24,757)
Net change in unrealized appreciation (depreciation) on
  investments                                                  420,432
                                                            ----------
Net gain on investments                                        595,533
                                                            ----------
Net increase in net assets resulting from
  operations                                                $7,620,663
                                                            ==========


                       See Notes to Financial Statements
                                                                              7

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended            Year Ended
                                                                                     November 30, 1997     November 30, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                 $   7,025,130         $   7,756,296
 Net realized gain                                                                           175,101             1,670,133
 Net change in unrealized appreciation (depreciation)                                        420,432            (3,275,493)
                                                                                       -------------         -------------
 Increase in net assets resulting from operations                                          7,620,663             6,150,936
                                                                                       -------------         -------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (6,755,466)           (7,504,351)
 Net investment income--Class B                                                             (233,919)             (191,960)
 Net realized gains--Class A                                                              (1,898,761)                   --
 Net realized gains--Class B                                                                 (65,944)                   --
 In excess of net investment income--Class A                                                  (5,836)                   --
 In excess of net investment income--Class B                                                    (202)                   --
                                                                                       -------------         -------------
 Decrease in net assets from distributions to shareholders                                (8,960,128)           (7,696,311)
                                                                                       -------------         -------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,119,900 and 7,599,558 shares, respectively)             56,427,974            84,574,148
 Net asset value of shares issued from reinvestment of distributions (458,029 and
  371,771 shares, respectively)                                                            5,044,059             4,153,807
 Cost of shares repurchased (6,702,201 and 8,830,124 shares, respectively)               (73,960,582)          (98,463,997)
                                                                                       -------------         -------------
Total                                                                                    (12,488,549)           (9,736,042)
                                                                                       -------------         -------------
Class B
 Proceeds from sales of shares (200,165 and 197,502 shares, respectively)                  2,212,684             2,219,054
 Net asset value of shares issued from reinvestment of distributions (15,780 and
  10,179 shares, respectively)                                                               174,441               113,899
 Cost of shares repurchased (119,828 and 61,609 shares, respectively)                     (1,319,055)             (695,116)
                                                                                       -------------         -------------
Total                                                                                      1,068,070             1,637,837
                                                                                       -------------         -------------
 Decrease in net assets from share transactions                                          (11,420,479)           (8,098,205)
                                                                                       -------------         -------------
 Net decrease in net assets                                                              (12,759,944)           (9,643,580)
Net Assets
 Beginning of period                                                                     141,319,640           150,963,220
                                                                                       -------------         -------------
 End of period (including distributions in excess of net investment income
  of ($123,643) and ($117,605), respectively)                                          $ 128,559,696         $ 141,319,640
                                                                                       =============         =============


                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                             ----------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                                1997           1996           1995           1994            1993
                                             ------------   ------------   ------------   -------------   ---------------
Net asset value, beginning of period            $11.28         $11.40         $10.09          $11.58           $11.10
Income from investment operations
 Net investment income                            0.59           0.60           0.61            0.65             0.60(4)
 Net realized and unrealized gain (loss)          0.05          (0.12)          1.34           (1.49)            0.76
                                              --------       --------       --------        --------        -----------
  Total from investment operations                0.64           0.48           1.95           (0.84)            1.36
                                              --------       --------       --------        --------        -----------
Less distributions
 Dividends from net investment income            (0.59)         (0.60)         (0.61)          (0.65)           (0.60)
 Dividends from net realized gains               (0.16)            --          (0.03)             --            (0.28)
                                              --------       --------       --------        --------        -----------
  Total distributions                            (0.75)         (0.60)         (0.64)          (0.65)           (0.88)
                                              --------       --------       --------        --------        -----------
Change in net asset value                        (0.11)         (0.12)          1.31           (1.49)            0.48
                                              --------       --------       --------        --------        -----------
Net asset value, end of period                  $11.17         $11.28         $11.40          $10.09           $11.58
                                              ========       ========       ========        ========        ===========
Total return(1)                                   6.04%          4.30%         19.87%          (7.55)%          12.79%
Ratios/supplemental data:
Net assets, end of period (thousands)         $122,763       $136,558       $147,821        $141,623         $171,272
Ratio to average net assets of:
 Operating expenses                               0.96%          0.94%          0.97%           0.96%            0.75%
 Net investment income                            5.36%          5.42%          5.65%           5.65%            5.33%
Portfolio turnover                                  15%            27%            25%             54%              62%


                                                                        Class B
                                             -------------------------------------------------------------
                                                                                               From
                                                                                            Inception
                                                     Year Ended November 30,                3/16/94 to
                                                1997          1996          1995             11/30/94
                                             -----------   -----------   -----------   -------------------
Net asset value, beginning of period            $11.32         $11.44         $10.12          $11.21
Income from investment operations
 Net investment income                            0.50           0.52           0.53            0.39
 Net realized and unrealized gain (loss)          0.06          (0.12)          1.35           (1.09)
                                              --------       --------       --------      ----------
  Total from investment operations                0.56           0.40           1.88           (0.70)
                                              --------       --------       --------      ----------
Less distributions
 Dividends from net investment income            (0.50)         (0.52)        (0.53)           (0.39)
 Dividends from net realized gains               (0.16)            --         (0.03)              --
                                              --------       --------       --------      ----------
  Total distributions                            (0.66)         (0.52)        (0.56)           (0.39)
                                              --------      --------        --------        ----------
Change in net asset value                        (0.10)         (0.12)          1.32           (1.09)
                                              --------       --------       --------      ----------
Net asset value, end of period                  $11.22         $11.32         $11.44          $10.12
                                              ========       ========       ========      ==========
Total return(1)                                   5.13%          3.60%         19.07%          (6.42%)(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $5,797         $4,762         $3,142          $1,147
Ratio to average net assets of:
 Operating expenses                               1.71%          1.69%         1.72%            1.54%(2)
 Net investment income                            4.60%          4.68%         4.90%            5.07%(2)
Portfolio turnover                                  15%            27%           25%              54%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Includes reimbursement of operating expenses by investment adviser of $0.03.

                       See Notes to Financial Statements
                                                                              9

                           Phoenix Mid Cap Portfolio

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------




[Tabular representation of line chart]

                                                Phoenix MidCap
                        S&P MidCap 400*         Portfolio--Class A

11/1/89                    $10,000                  $ 9,525
11/30/89                   $10,221                  $ 9,800
11/30/90                   $ 9,493                  $11,491
11/30/91                   $13,482                  $16,178
11/30/92                   $16,324                  $18,838
11/30/93                   $18,373                  $20,522
11/30/94                   $18,369                  $20,733
11/30/95                   $24,335                  $26,512
11/30/96                   $28,903                  $30,095
11/30/97                   $36,842                  $32,540



      Average Annual Total Returns
      for Periods Ending 11/30/97

                                                                      From Inception     From Inception
                                                                        11/1/89 to         7/18/94 to
                                           1 Year       5 Years          11/30/97           11/30/97
                                           ----------   -----------   ----------------   ---------------
       Class A with 4.75% sales charge        2.99%        10.47%           15.72%               --
--------------------------------------------------------------------------------------------------------
       Class A at net asset value             8.12%        11.55%           16.41%               --
--------------------------------------------------------------------------------------------------------
       Class B with CDSC                      3.49%           --               --             13.69%
--------------------------------------------------------------------------------------------------------
       Class B at net asset value             7.27%           --               --             14.10%
--------------------------------------------------------------------------------------------------------
       S&P MidCap 400*                       27.47%        17.68%           17.50%            21.89%
--------------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/18/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion. Performance is calculated on a total return basis, as reported by Frank Russell Co. The S&P MidCap 400's performance does not reflect sales charges.

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                           INVESTMENTS AT NOVEMBER 30, 1997


                                              SHARES     VALUE
                                             --------- ------------
COMMON STOCKS--83.8%
Airlines--3.3%
  AMR Corp. (b)  ...........................   45,000   $ 5,453,438
  Alaska Air Group, Inc. (b) ...............   87,400     3,266,575
  Southwest Airlines Co.  ..................  150,000     3,665,625
                                                        -----------
                                                         12,385,638
                                                        -----------
Banks--4.5%
  Republic New York Corp. ..................   60,000     6,525,000
  Wachovia Corp. ...........................   45,000     3,465,000
  Washington Mutual, Inc. ..................  100,000     6,912,500
                                                        -----------
                                                         16,902,500
                                                        -----------
Beverages (Non-Alcoholic)--1.7%
  Coca-Cola Enterprises, Inc.   ............  210,000     6,418,125
                                                        -----------
Broadcasting (Television, Radio & Cable)--1.5%
  Heftel Broadcasting Corp. Class A (b)  ...   75,500     5,577,562
                                                        -----------
Communications Equipment--1.9%
  Ciena Corp. (b)   ........................  135,000     7,290,000
                                                        -----------
Computers (Peripherals)--1.0%
  EMC Corp. (b)  ...........................  120,000     3,637,500
                                                        -----------
Computers (Software & Services)--5.9%
  BMC Software, Inc. (b)  ..................  120,000     7,785,000
  Computer Associates International, Inc.     137,500     7,158,594
  Compuware Corp. (b)  .....................  105,000     3,668,437
  PeopleSoft, Inc. (b) .....................   59,000     3,860,813
                                                        -----------
                                                         22,472,844
                                                        -----------
Distributors (Food & Health)--3.0%
  Cardinal Health, Inc.   ..................  150,000    11,362,500
                                                        -----------
Electronics (Component Distributors)--1.9%
  Grainger (W.W.), Inc.   ..................   75,000     7,021,875
                                                        -----------
Electronics (Semiconductors)--0.7%
  Integrated Circuit Systems, Inc. (b)   ...   93,000     2,615,625
                                                        -----------
Entertainment--1.8%
  Liberty Media Group (b) ..................  200,000     6,750,000
                                                        -----------
Financial (Diversified)--4.7%
  Franklin Resources, Inc.   ...............   60,000     5,392,500
  Greenpoint Financial Corp. ...............   90,000     5,996,250
  Price (T. Rowe) Associates ...............  100,000     6,500,000
                                                        -----------
                                                         17,888,750
                                                        -----------
Foods--3.3%
  Interstate Bakeries Corp.  ...............  360,000    12,442,500
                                                        -----------
Health Care (Diversified)--1.0%
  Bristol-Myers Squibb Co.   ...............   40,000     3,745,000
                                                        -----------
Health Care (Drugs--Major Pharmaceuticals)--1.4%
  Lilly (Eli) & Co. ........................   80,000     5,045,000
  Viropharma, Inc. (b) .....................   20,000       362,500
                                                        -----------
                                                          5,407,500
                                                        -----------
Health Care (Hospital Management)--1.2%
  HBO & Co.   ..............................  100,000     4,487,500
                                                        -----------
Health Care (Long Term Care)--2.1%
  HEALTHSOUTH Corp. (b)   ..................  300,000     7,875,000
                                                        -----------


                                              SHARES      VALUE
                                             --------- ------------
Health Care (Medical Products & Supplies)--3.3%
  ATL Ultrasound, Inc. (b)   ...............   40,000   $ 1,720,000
  Guidant Corp.  ...........................   57,000     3,662,250
  Mentor Corp.   ...........................  100,000     3,400,000
  Sofamor Danek Group, Inc. (b) ............   55,000     3,870,625
                                                        -----------
                                                         12,652,875
                                                        -----------
Health Care (Specialized Services)--0.6%
  Covance, Inc. (b) ........................  120,000     2,175,000
                                                        -----------
Household Furn. & Appliances--0.3%
  Ethan Allen Interiors, Inc.   ............   30,300     1,166,550
                                                        -----------
Insurance (Life/Health)--3.2%
  Jefferson-Pilot Corp.   ..................  110,000     8,394,375
  Torchmark Corp.   ........................   92,000     3,772,000
                                                        -----------
                                                         12,166,375
                                                        -----------
Insurance (Multi-Line)--3.7%
  SunAmerica, Inc.  ........................  135,000     5,467,500
  TIG Holdings, Inc.   .....................  140,000     4,506,250
  Travelers Property Casualty Corp.
    Class A   ..............................  103,500     4,114,125
                                                        -----------
                                                         14,087,875
                                                        -----------
Insurance (Property-Casualty)--1.5%
  St. Paul Co., Inc.   .....................   72,000     5,760,000
                                                        -----------
Investment Banking/Brokerage--1.1%
  Charles Schwab Corp. .....................  105,000     4,049,062
                                                        -----------
Oil & Gas (Drilling & Equipment)--10.3%
  BJ Services Co. (b)  .....................  145,000    10,412,813
  Diamond Offshore Drilling, Inc.  .........  100,000     4,987,500
  Rowan Companies, Inc. (b)  ...............  250,000     8,500,000
  Smith International, Inc. (b) ............  115,000     7,360,000
  Transocean Offshore, Inc.  ...............  160,000     7,590,000
                                                        -----------
                                                         38,850,313
                                                        -----------
Oil & Gas (Exploration & Production)--1.5%
  Apache Corp.   ...........................  160,000     5,880,000
                                                        -----------
Retail (General Merchandise)--5.7%
  Borders Group, Inc. (b) ..................  300,000     8,568,750
  Kohl's Corp. (b)  ........................  180,000    13,027,500
                                                        -----------
                                                         21,596,250
                                                        -----------
Services (Advertising/Marketing)--2.3%
  Outdoor Systems, Inc. (b)  ...............  278,850     8,609,494
                                                        -----------
Services (Commercial & Consumer)--0.3%
  Galileo International, Inc.   ............   50,000     1,340,625
                                                        -----------
Telephone--2.6%
  Teleport Communications Group, Inc.
    Class A (b)  ...........................  200,000     9,800,000
                                                        -----------
Textiles (Apparel)--6.3%
  Jones Apparel Group, Inc. (b) ............  185,000     9,018,750
  Liz Claiborne, Inc.  .....................  130,000     6,532,500
  Nautica Enterprises, Inc. (b) ............  300,000     8,418,750
                                                        -----------
                                                         23,970,000
                                                        -----------


                        See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------


                                          SHARES      VALUE
                                          -------- -------------
Truckers--0.2%
  CNF Transportation, Inc.   ............ 20,000    $    870,000
                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $261,640,777) ...............     317,254,838
                                                    ------------
FOREIGN COMMON STOCKS--0.5%
Biotechnology--0.5%
  Elan PLC Sponsored ADR (Ireland) (b)    38,900       2,051,975
                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,047,821)..................       2,051,975
                                                    ------------
TOTAL LONG-TERM INVESTMENTS--84.3%
  (Identified cost $263,688,598) ...............     319,306,813
                                                    ------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--22.1%
Commercial Paper--21.0%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97   ...... A-1+           $2,600    2,600,000
  Koch Industries, Inc. 5.53%,
    12/1/97   .................. A-1+            4,765    4,765,000
  Koch Industries, Inc. 5.62%,
    12/1/97   .................. A-1+            1,930    1,930,000
  Pitney Bowes Credit Corp.
    5.56%, 12/1/97  ............ A-1+            1,345    1,345,000
  Vermont American Corp.
    5.70%, 12/1/97  ............ A-1+            8,517    8,517,000
  Deutsche Bank Financial
    5.53%, 12/2/97  ............ A-1+            2,480    2,479,619
  International Lease Finance
    Corp. 5.52%, 12/2/97  ...... A-1             6,570    6,568,993




                                  STANDARD
                                  & POOR'S     PAR
                                   RATING      VALUE
                                (Unaudited)    (000)         VALUE
                                ------------- ---------  --------------------
Commercial Paper--continued
  BellSouth Telecommunications,
    Inc. 5.53%, 12/3/97  ...... A-1+           $ 7,000     $    6,997,849
  Ameritech Corp. 5.57%,
    12/4/97  .................. A-1+             1,136          1,135,473
  Corporate Receivables Corp.
    5.60%, 12/4/97 ............ A-1                700            699,673
  BellSouth Telecommunications,
    Inc. 5.55%, 12/8/97  ...... A-1+             5,000          4,994,604
  Du Pont (E.I.) de Nemours &
    Co. 5.54%, 12/9/97   ...... A-1+             5,000          4,993,844
  Du Pont (E.I.) de Nemours &
    Co. 5.54%, 12/10/97  ...... A-1+             5,265          5,257,708
  Abbott Laboratories 5.48%,
    12/11/97 .................. A-1+             9,160          9,146,056
  Coca-Cola Co. 5.56%,
    12/11/97 .................. A-1+             3,485          3,479,618
  Abbott Laboratories 5.52%,
    12/12/97 .................. A-1+               455            454,233
  Deutsche Bank Financial
    5.56%, 12/17/97   ......... A-1+            10,000          9,975,289
  Private Export Funding Corp.
    5.67%, 1/20/98 ............ A-1+             4,000          3,968,500
                                                           --------------
                                                               79,308,459
                                                           --------------
Federal Agency Securities--1.1%
  FHLMC 5.63%, 12/1/97  ..................      4,190          4,190,000
                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $83,498,459)  .....................         83,498,459
                                                           --------------
TOTAL INVESTMENTS--106.4%
  (Identified cost $347,187,057) .....................        402,805,272(a)
  Cash and receivables, less liabilities--(6.4)%   ...        (24,169,022)
                                                           --------------
NET ASSETS--100.0%   .................................     $  378,636,250
                                                           ==============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $57,666,829 and gross depreciation of $2,130,922 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $347,269,365.
(b) Non-income producing.

                       See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $347,187,057)                            $402,805,272
Cash                                                               5,589
Receivables
 Investment securities sold                                    2,511,986
 Dividends and interest                                          124,587
 Fund shares sold                                                 72,753
                                                            ------------
  Total assets                                               405,520,187
                                                            ------------
Liabilities
Payables
 Investment securities purchased                              25,863,915
 Fund shares repurchased                                         421,222
 Investment advisory fee                                         235,746
 Transfer agent fee                                              137,861
 Distribution fee                                                 89,713
 Financial agent fee                                              13,704
 Trustees' fee                                                       292
Accrued expenses                                                 121,484
                                                            ------------
  Total liabilities                                           26,883,937
                                                            ------------
Net Assets                                                  $378,636,250
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $288,268,160
Accumulated net realized gain                                 34,749,875
Net unrealized appreciation                                   55,618,215
                                                            ------------
Net Assets                                                  $378,636,250
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $360,053,199)           17,444,849

Net asset value per share                                   $      20.64
Offering price per share
  $20.64/(1-4.75%)                                          $      21.67

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,583,051)               924,153

Net asset value and offering price per share                $      20.11


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Dividends                                                $ 2,465,050
Interest                                                   2,251,951
Security lending                                             320,180
                                                         -----------
   Total investment income                                 5,037,181
                                                         -----------
Expenses
Investment advisory fee                                    3,027,757
Distribution fee--Class A                                    966,258
Distribution fee--Class B                                    171,978
Financial agent fee                                          168,694
Transfer agent                                               893,293
Printing                                                      87,971
Registration                                                  39,983
Professional                                                  39,919
Custodian                                                     33,369
Trustees                                                      21,089
Miscellaneous                                                 37,701
                                                         -----------
   Total expenses                                          5,488,012
                                                         -----------
Net investment loss                                         (450,831)
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           36,321,860
Net change in unrealized appreciation (depreciation) on
  investments                                             (8,036,315)
                                                         -----------
Net gain on investments                                   28,285,545
                                                         -----------
Net increase in net assets resulting from
  operations                                             $27,834,714
                                                         ===========


                       See Notes to Financial Statements
14

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended            Year Ended
                                                                                       November 30, 1997     November 30, 1996
                                                                                       -------------------   ------------------
From Operations
 Net investment income (loss)                                                            $     (450,831)      $     (914,819)
 Net realized gain                                                                           36,321,860           53,975,757
 Net change in unrealized appreciation (depreciation)                                        (8,036,315)           7,327,088
                                                                                         --------------       --------------
 Increase in net assets resulting from operations                                            27,834,714           60,388,026
                                                                                         --------------       --------------
From Distributions to Shareholders
 Net realized gains--Class A                                                                (51,980,339)         (63,370,772)
 Net realized gains--Class B                                                                 (2,025,912)          (1,485,800)
                                                                                         --------------       --------------
 Decrease in net assets from distributions to shareholders                                  (54,006,251)         (64,856,572)
                                                                                         --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,046,000 and 4,975,113 shares, respectively)                41,010,257           98,337,401
 Net asset value of shares issued from reinvestment of distributions (2,624,028 and
  3,203,933 shares, respectively)                                                            49,101,364           59,432,948
 Cost of shares repurchased (8,074,195 and 9,465,735 shares, respectively)                 (156,230,117)        (189,179,115)
                                                                                         --------------       --------------
Total                                                                                       (66,118,496)         (31,408,766)
                                                                                         --------------       --------------
Class B
 Proceeds from sales of shares (229,655 and 391,167 shares, respectively)                     4,456,304            7,718,870
 Net asset value of shares issued from reinvestment of distributions (102,293 and
  74,668 shares, respectively)                                                                1,877,087            1,371,654
 Cost of shares repurchased (234,195 and 138,583 shares, respectively)                       (4,479,411)          (2,722,739)
                                                                                         --------------       --------------
Total                                                                                         1,853,980            6,367,785
                                                                                         --------------       --------------
 Decrease in net assets from share transactions                                             (64,264,516)         (25,040,981)
                                                                                         --------------       --------------
 Net decrease in net assets                                                                 (90,436,053)         (29,509,527)
Net Assets
 Beginning of period                                                                        469,072,303          498,581,830
                                                                                         --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $0, respectively)                                                                      $  378,636,250       $  469,072,303
                                                                                         ==============       ==============


                       See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                              Class A
                                        -----------------------------------------------------------------------------------
                                                                      Year Ended November 30,
                                              1997               1996             1995             1994            1993
                                        ------------------ ------------------ --------------- ----------------- -----------
Net asset value, beginning of period            $21.65             $22.03           $18.03        $18.70           $17.95
Income from investment operations(5)
 Net investment income (loss)                    (0.02)(1)          (0.03)(1)         0.05(1)       0.11             0.11
 Net realized and unrealized gain                 1.52               2.53             4.74          0.10             1.44
                                              --------          ---------         --------        ------         --------
  Total from investment operations                1.50               2.50             4.79          0.21             1.55
                                              --------          ---------         --------        ------         --------
Less distributions
 Dividends from net investment income               --                 --            (0.06)        (0.10)           (0.13)
 Dividends from net realized gains               (2.51)             (2.88)           (0.73)        (0.78)           (0.67)
                                              --------          ---------         --------        ------         --------
  Total distributions                            (2.51)             (2.88)           (0.79)        (0.88)           (0.80)
                                              --------          ---------         --------        ------         --------
Change in net asset value                        (1.01)             (0.38)            4.00         (0.67)            0.75
                                              --------          ---------         --------        ------         --------
Net asset value, end of period                  $20.64             $21.65           $22.03        $18.03           $18.70
                                            ==========          =========         ========        ======         ========
Total return(2)                                   8.12%             13.52%           27.87%         1.03%            8.94%
Ratios/supplemental data:
Net assets, end of period (thousands)         $360,053          $ 451,474         $487,674      $419,760         $426,027
Ratio to average net assets of:
 Operating expenses                               1.33%              1.35%            1.42%         1.36%            1.34%
 Net investment income (loss)                    (0.08)%            (0.17)%           0.28%         0.59%            0.64%
Portfolio turnover                                 161%               242%             218%          227%             174%
Average commission rate paid(6)                $0.0542            $0.0504              N/A           N/A              N/A


                                                                  Class B
                                        -----------------------------------------------------------------
                                                                                                  From
                                                   Year Ended November 30,                    Inception
                                                                                              7/18/94 to
                                            1997               1996               1995         11/30/94
                                        --------------     --------------     ------------    ------------
Net asset value, beginning of period            $21.30             $21.85           $17.97        $17.68
Income from investment operations(5)
 Net investment income (loss)                    (0.16)(1)          (0.18)(1)        (0.12)(1)     (0.01)
 Net realized and unrealized gain                 1.47               2.51             4.75          0.30
                                        --------------     --------------     ------------    ----------
  Total from investment operations                1.31               2.33             4.63          0.29
                                        --------------     --------------     ------------    ----------
Less distributions
 Dividends from net investment income               --                 --            (0.02)           --
 Dividends from net realized gains               (2.50)             (2.88)           (0.73)           --
                                        --------------     --------------     ------------    ----------
  Total distributions                            (2.50)             (2.88)           (0.75)           --
                                        --------------     --------------     ------------    ----------
Change in net asset value                        (1.19)             (0.55)            3.88          0.29
                                        --------------     --------------     ------------    ----------
Net asset value, end of period                  $20.11             $21.30           $21.85        $17.97
                                        ==============     ==============     ============    ==========
Total return(2)                                   7.27%             12.75%           26.92%         1.64%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)          $18,583            $17,599          $10,908        $1,519
Ratio to average net assets of:
 Operating expenses                               2.08%              2.11%            2.18%         2.05%(3)
 Net investment income (loss)                    (0.85)%            (0.92)%          (0.58)%       (0.23)%(3)
Portfolio turnover                                 161%               242%             218%          227%
Average commission rate paid(6)                $0.0542            $0.0504              N/A           N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements
16

                        PHOENIX INTERNATIONAL PORTFOLIO

Phoenix International Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

               MSCI EAFE        EAFE Excluding        Phoenix International
                Index*             Japan                Portfolio--Class A

11/1/89        $10,000            $10,000                    $ 9,525
11/30/89       $10,505            $10,493                    $ 9,943
11/30/90       $ 8,230            $11,221                    $ 9,869
11/30/91       $ 8,946            $11,982                    $10,685
11/30/92       $ 8,251            $12,209                    $ 9,626
11/30/93       $10,284            $15,583                    $11,989
11/30/94       $11,841            $16,977                    $13,569
11/30/95       $12,776            $19,853                    $14,127
11/30/96       $14,321            $24,498                    $16,816
11/30/97       $14,303**          $27,723**                  $18,195



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                                      From Inception     From Inception
                                                                        11/1/89 to         7/15/94 to
                                           1 Year       5 Years          11/30/97           11/30/97
                                           ----------   -----------   ----------------   ---------------
       Class A with 4.75% sales charge        3.08%        12.47%           7.69%               --
--------------------------------------------------------------------------------------------------------
       Class A at net asset value             8.21%        13.58%           8.34%               --
--------------------------------------------------------------------------------------------------------
       Class B with CDSC                      3.56%           --              --              7.33%
--------------------------------------------------------------------------------------------------------
       Class B at net asset value             7.37%           --              --              7.82%
--------------------------------------------------------------------------------------------------------
       The Morgan Stanley Capital
        International EAFE Index*            -0.13%        11.63%           4.53%**           5.23%***
--------------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

 **Index information from 10/31/89 to 11/30/97.

***Index information from 6/30/94 to 11/30/97.

Phoenix International Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997




                                                 SHARES     VALUE
                                                --------- ------------
FOREIGN COMMON STOCKS--80.4%
Australia--0.6%
  Westpac Banking Corporation Ltd.
    (Banks)   .................................  131,000   $   823,792
                                                           -----------
Canada--3.0%
  Bank of Montreal (Banks)   ..................   35,400     1,515,828
  Northern Telecom Ltd. (Communications
    Equipment)   ..............................   29,800     2,679,781
                                                           -----------
                                                             4,195,609
                                                           -----------
Finland--3.5%
  Nokia Oyj Class A (Communications
    Equipment)   ..............................   31,300     2,518,796
  Nokia Oyj Sponsored ADR
    (Communications Equipment) (c) ............    9,000       748,125
  Raisio Group PLC (Foods)   ..................   15,000     1,724,817
                                                           -----------
                                                             4,991,738
                                                           -----------
France--9.4%
  Alcatel Alsthom (Communications
    Equipment)   ..............................   19,600     2,456,889
  Axa-UAP (Insurance (Multi-Line)) ............   24,931     1,809,202
  Banque Nationale de Paris (Banks)   .........   30,500     1,487,956
  Bertrand Faure SA (Auto Parts &
    Equipment)   ..............................   29,300     1,995,223
  Grand Optical Photoservice (Retail) .........    4,300       745,147
  Rhone-Poulenc (Healthcare (Diversified)).....   31,100     1,398,167
  Total SA (Oil (Integrated))   ...............   32,800     3,444,795
                                                           -----------
                                                            13,337,379
                                                           -----------
Germany--2.6%
  Adidas AG (Textiles (Apparel))   ............   16,150     2,275,357
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Insurance
    (Reinsurance))  ...........................    4,400     1,374,533
                                                           -----------
                                                             3,649,890
                                                           -----------
Hong Kong--0.0%
  Henderson China Holding Ltd. (Real
    Estate)   .................................      780           691
                                                           -----------
Hungary--0.4%
  Matav Rt. Sponsored ADR (Utility-
    Telephone) (b)  ...........................   25,000       506,250
                                                           -----------
Italy--4.2%
  Banca Fideuram SPA (Financial
    (Diversified))  ...........................  173,100       721,229
  Ericsson SPA (Communications
    Equipment)   ..............................   30,000     1,163,161
  Mediolanum SPA (Financial (Diversified))  ...   61,000     1,028,992
  Telecom Italia Mobile SPA
    (Telecommunications
    (Cellular/Wireless))  .....................  365,000     1,477,489
  Telecom Italia SPA (Utility-Telephone) ......  255,000     1,589,277
                                                           -----------
                                                             5,980,148
                                                           -----------


                                                 SHARES      VALUE
                                                --------- ------------
Japan--1.1%
  Credit Saison Co. Ltd. (Consumer Credit)  ...   16,400   $   411,205
  Nintendo Co. Ltd. (Leisure Time
    (Products))  ..............................    7,000       723,996
  Sankyo Co. Ltd. (Health Care (Drugs-
    Major Pharmaceuticals))  ..................   13,000       414,574
                                                           -----------
                                                             1,549,775
                                                           -----------
Netherlands--9.5%
  Benckiser NV Class B (Cosmetics &
    Soaps) (b)   ..............................   21,000       737,361
  Getronics NV (Computers (Software &
    Services))   ..............................   68,700     2,360,385
  ING Groep NV (Financial (Diversified)) ......   32,500     1,320,992
  Oce NV (Office Equipment
    & Supplies)  ..............................   11,100     1,264,727
  Philips Electronics NV
    (Electrical/Electronics) ..................   40,600     2,681,614
  VNU-Verenigde Bezit (Publishing) ............   96,400     2,308,285
  Vendex International NV (Retail (General
    Merchandise))   ...........................   52,300     2,730,892
                                                           -----------
                                                            13,404,256
                                                           -----------
Norway--0.5%
  Smedvig ASA A Shares (Oil Service)  .........   28,600       755,593
                                                           -----------
Poland--0.5%
  Amica Wronki SA (Manufacturing
    (Consumer Durables)) (b) ..................   42,000       736,217
                                                           -----------
Portugal--3.0%
  Brisa-Auto Estradas de Portugal SA
    (Utility-Toll Road) (b)  ..................    3,100        95,162
  Portugal Telecom SA (Utility-Telephone)   ...   47,500     2,187,725
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications
    (Cellular/Wireless)) (b) ..................   21,300     1,950,225
                                                           -----------
                                                             4,233,112
                                                           -----------
Spain--5.4%
  Banco Santander SA (Banks) ..................   51,900     1,569,616
  Dragados & Construcciones SA
    (Construction)  ...........................   28,500       605,834
  Endesa SA (Utility-Electric)  ...............   68,000     1,279,061
  Tabacalera SA (Tobacco) .....................   24,000     1,834,702
  Telefonica de Espana (Utility-Telephone).....   79,200     2,283,722
                                                           -----------
                                                             7,572,935
                                                           -----------
Sweden--0.5%
  Biora AB (Health Care (Medical Products
    & Supplies)) (b)   ........................   38,200       390,861
  Biora AB Sponsored ADR (Health Care
    (Medical Products & Supplies)) (b)   ......   14,000       278,250
                                                           -----------
                                                               669,111
                                                           -----------

                       See Notes to Financial Statements

Phoenix International Portfolio

--------------------------------------------------------------------------------


                                                SHARES     VALUE
                                               --------- ------------
Switzerland--12.5%
  Ares-Serono Group Bearer Shares (Health
    Care (Diversified))  .....................    1,300   $ 2,256,944
  Ciba Specialty Chemicals AG Registered
    Shares (Chemicals (Specialty)) (b)  ......   16,100     1,713,787
  Credit Suisse Group Registered Shares
    (Financial (Diversified))  ...............   15,500     2,266,940
  Novartis AG Registered Shares (Health
    Care (Drugs-Major Pharmaceuticals)) ......    3,040     4,857,688
  Roche Holding AG (Health Care
    (Diversified)) ...........................      150     1,342,593
  Schweizerische Lebensversicherungs
    (Insurance (Life/Health))  ...............    2,900     1,928,451
  Zurich Versichierungs Registered Shares
    (Financial (Diversified))  ...............    7,710     3,244,950
                                                          -----------
                                                           17,611,353
                                                          -----------
United Kingdom--23.7%
  British Aerospace PLC
    (Aerospace/Defense)  .....................  140,500     3,835,046
  British Petroleum Co. PLC (Oil
    (Integrated))  ...........................  177,000     2,424,617
  British Petroleum Co. PLC Sponsored
    ADR (Oil (Integrated)) (c) ...............    6,500       539,500
  Compass Group PLC (Service (Catering))......  149,300     1,776,003
  GKN PLC (Engineering)  .....................   88,700     1,932,420
  Granada Group PLC (Leisure Time
    (Products)) ..............................   61,000       871,575
  Legal & General Group PLC (Insurance
    (Life))  .................................  188,000     1,585,409
  Lloyds TSB Group PLC (Financial
    (Diversified)) ...........................  354,500     4,067,641
  Misys PLC (Computers (Software &
    Services))  ..............................   40,600     1,142,410
  Next PLC (Retail (General Merchandise)).....  250,500     3,131,778
  Norwich Union PLC 144A (Insurance
    (Life/Health)) (b) (d)  ..................  140,000       845,661
  Rentokil Initial PLC (Service (Catering))     408,000     1,720,337
  Shell Transport & Trading Co. PLC (Oil
    (Integrated))  ...........................  378,000     2,587,405
  Siebe PLC (Electrical Equipment)   .........   89,000     1,616,546
  Vodafone Group PLC
    (Telecommunications
    (Cellular/Wireless)) .....................  255,000     1,692,839
  WPP Group PLC (Services
    (Advertising/Marketing))   ...............  552,000     2,469,351
  Williams PLC (Manufacturing (Fire
    Safety/Security Products)) ...............  243,000     1,334,760
                                                          -----------
                                                           33,573,298
                                                          -----------


                                        SHARES      VALUE
                                        -------- --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $95,390,345)...............    $ 113,591,147
                                                  -------------
PREFERRED STOCKS--2.6%
Germany--2.6%
  SAP AG-Vorzug Pfd. (Computers
    (Software & Services)) ............ 12,100        3,725,082
                                                  -------------
TOTAL PREFERRED STOCKS
  (Identified cost $2,944,141) ...............        3,725,082
                                                  -------------
WARRANTS--0.1%
France--0.1%
  Rhone-Poulenc Warrant (Personal Care)
    (b)  .............................. 51,700          191,793
                                                  -------------
TOTAL WARRANTS
  (Identified cost $170,026)..................          191,793
                                                  -------------
TOTAL LONG-TERM INVESTMENTS--83.1%
  (Identified cost $98,504,512)...............      117,508,022
                                                  -------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--17.6%
Commercial Paper--13.8%
  Donnelley (R.R.) & Sons Co.
    5.52%, 12/1/97  ............ A-1            $3,500          3,500,000
  Wal-Mart Stores, Inc. 5.55%,
    12/3/97   .................. A-1+            5,000          4,998,458
  Private Export Funding Corp.
    5.75%, 12/5/97  ............ A-1+            3,095          3,093,023
  Exxon Imperial U.S., Inc.
    5.52%, 12/11/97 ............ A-1+            1,315          1,312,984
  Du Pont (E.I.) de Nemours &
    Co. 5.57%, 12/12/97   ...... A-1+            3,680          3,673,737
  Heinz (H.J.) Co. 5.55%,
    12/22/97  .................. A-1             2,000          1,993,525
  Enterprise Funding Corp.
    5.73%, 2/25/98  ............ A-1+            1,000            986,520
                                                                ---------
                                                               19,558,247
                                                               ----------
Federal Agency Securities--3.8%
  FNMA 5.48%, 12/4/97 .....................     5,410          5,407,529
                                                              ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $24,965,567)  .....................         24,965,776
                                                               ----------
TOTAL INVESTMENTS--100.7%
  (Identified cost $123,470,079) .....................        142,473,798(a)
  Cash and receivables, less liabilities--(0.7%)   ...           (976,111)
                                                              -----------
NET ASSETS--100.0%   .................................     $  141,497,687
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,893,484 and gross depreciation of $1,889,765 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $123,470,079.
(b) Non-income producing.
(c) All or a portion segregated as collateral.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $845,661 or 0.6% of net assets.


                       See Notes to Financial Statements
20

Phoenix International Portfolio

--------------------------------------------------------------------------------


                               INDUSTRY DIVERSIFICATION
                 As a Percentage of Total Value of Long-Term Investments
                                      (Unaudited)

              Aerospace/Defense   .................................     3.3%
              Auto Parts & Equipment ..............................     1.7
              Banks   .............................................     4.6
              Chemicals (Specialty)  ..............................     1.5
              Communications Equipment  ...........................     8.1
              Computers (Software & Services) .....................     6.1
              Construction  .......................................     0.5
              Consumer Credit  ....................................     0.3
              Cosmetics & Soaps   .................................     0.6
              Electrical/Electronics ..............................     2.3
              Electrical Equipment   ..............................     1.4
              Engineering   .......................................     1.6
              Financial (Diversified)   ...........................    10.8
              Foods   .............................................     1.5
              Health Care (Diversified) ...........................     4.2
              Health Care (Drugs-Major Pharmaceuticals)   .........     4.5
              Health Care (Medical Products & Supplies)   .........     0.6
              Insurance (Life) ....................................     1.3
              Insurance (Life/Health)   ...........................     2.4
              Insurance (Multi-Line) ..............................     1.5
              Insurance (Reinsurance)   ...........................     1.2
              Leisure Time (Products)   ...........................     1.4
              Manufacturing (Consumer Durables)  ..................     0.6
              Manufacturing (Fire Safety/Security Products)  ......     1.1
              Office Equipment & Supplies  ........................     1.1
              Oil (Integrated) ....................................     7.6
              Oil Service   .......................................     0.6
              Personal Care .......................................     0.2
              Publishing ..........................................     2.0
              Real Estate   .......................................     0.0
              Retail  .............................................     0.6
              Retail (General Merchandise) ........................     5.0
              Service (Catering)  .................................     3.0
              Services (Advertising/Marketing)   ..................     2.1
              Telecommunications (Cellular/Wireless)   ............     4.4
              Textiles (Apparel)  .................................     1.9
              Tobacco .............................................     1.6
              Utility-Electric ....................................     1.1
              Utility-Telephone   .................................     5.6
              Utility-Toll Road   .................................     0.1
                                                                      -----
                                                                      100.0%
                                                                      =====

                       See Notes to Financial Statements

Phoenix International Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997


Assets
Investment securities at value
  (Identified cost $123,470,079)                            $142,473,798
Cash                                                               8,575
Foreign currency at value
  (Identified cost $6)                                                35
Receivables
 Investment securities sold                                      168,474
 Fund shares sold                                                155,734
 Dividends and interest                                          123,434
 Tax reclaim                                                      52,627
                                                            ------------
  Total assets                                               142,982,677
                                                            ------------
Liabilities
Payables
 Closed foreign currency contracts                               850,856
 Fund shares repurchased                                         180,638
 Investment securities purchased                                  72,774
 Transfer agent fee                                               92,887
 Investment advisory fee                                          87,011
 Distribution fee                                                 35,153
 Financial agent fee                                               6,740
 Trustees' fee                                                       292
Accrued expenses                                                 158,639
                                                            ------------
  Total liabilities                                            1,484,990
                                                            ------------
Net Assets                                                  $141,497,687
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $111,404,143
Distributions in excess of net investment income                (332,438)
Accumulated net realized gain                                 11,420,415
Net unrealized appreciation                                   19,005,567
                                                            ------------
Net Assets                                                  $141,497,687
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $131,338,284)            9,453,645

Net asset value per share                                   $      13.89
Offering price per share
  $13.89/(1-4.75%)                                          $      14.58

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,159,403)               749,072

Net asset value and offering price per share                $      13.56


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997


Investment income
Dividends                                                $ 2,012,556
Interest                                                     714,509
Foreign taxes withheld                                      (212,503)
                                                         -----------
   Total investment income                                 2,514,562
                                                         -----------
Expenses
Investment advisory fee                                    1,062,391
Distribution fee--Class A                                    329,978
Distribution fee--Class B                                     96,609
Financial agent fee                                           78,454
Transfer agent                                               370,722
Custodian                                                    189,272
Printing                                                      51,106
Professional                                                  36,637
Registration                                                  28,939
Trustees                                                      21,079
Miscellaneous                                                 14,549
                                                         -----------
   Total expenses                                          2,279,736
                                                         -----------
Net investment income                                        234,826
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           13,013,448
Net realized loss on foreign currency transactions        (1,570,339)
Net change in unrealized appreciation (depreciation)
  on investments                                            (180,231)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions        (442,095)
                                                         -----------
Net gain on investments                                   10,820,783
                                                         -----------
Net increase in net assets resulting from
  operations                                             $11,055,609
                                                         ===========


                        See Notes to Financial Statements
22

Phoenix International Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended            Year Ended
                                                                                       November 30, 1997     November 30, 1996
                                                                                       -------------------   ------------------
From Operations
 Net investment income                                                                    $    234,826          $    430,320
 Net realized gain                                                                          11,443,109            14,699,299
 Net change in unrealized appreciation (depreciation)                                         (622,326)            9,723,676
                                                                                         -------------        --------------
 Increase in net assets resulting from operations                                           11,055,609            24,853,295
                                                                                         -------------        --------------
From Distributions to Shareholders
 Net investment income--Class A                                                             (2,608,239)                   --
 Net investment income--Class B                                                               (129,259)                   --
 Net realized gains--Class A                                                               (12,021,547)             (365,795)
 Net realized gains--Class B                                                                  (658,133)               (9,318)
                                                                                         -------------        --------------
 Decrease in net assets from distributions to shareholders                                 (15,417,178)             (375,113)
                                                                                         -------------        --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,286,206 and 11,106,013 shares, respectively)              59,385,258           151,805,606
 Net asset value of shares issued from reinvestment of distributions (1,013,490 and
  27,365 shares, respectively)                                                              12,960,134               332,491
 Cost of shares repurchased (5,208,361 and 12,375,802 shares, respectively)                (72,329,439)         (169,679,302)
                                                                                         -------------        --------------
Total                                                                                           15,953           (17,541,205)
                                                                                         -------------        --------------
Class B
 Proceeds from sales of shares (728,032 and 357,180 shares, respectively)                    9,939,001             4,778,686
 Net asset value of shares issued from reinvestment of distributions (56,632 and
  673 shares, respectively)                                                                    713,037                 8,087
 Cost of shares repurchased (524,764 and 138,908 shares, respectively)                      (7,287,447)           (1,858,546)
                                                                                         -------------        --------------
Total                                                                                        3,364,591             2,928,227
                                                                                         -------------        --------------
 Increase (decrease) in net assets from share transactions                                   3,380,544           (14,612,978)
                                                                                         -------------        --------------
 Net increase (decrease) in net assets                                                        (981,025)            9,865,204
Net Assets
 Beginning of period                                                                       142,478,712           132,613,508
                                                                                         -------------        --------------
 End of period (including distributions in excess of net investment income and undistributed net investment income of
  ($332,438) and $2,213,316, respectively)                                                $141,497,687          $142,478,712
                                                                                         =============        ==============


                       See Notes to Financial Statements
                                                                             23

Phoenix International Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                          ----------------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                             1997              1996               1995             1994           1993
                                          ---------------   ---------------   ---------------   -------------   ------------
Net asset value, beginning of period             $14.48            $12.20           $12.63          $11.16        $8.96
Income from investment operations(5)
 Net investment income (loss)                      0.03(1)           0.04(1)          0.03(1)        (0.01)          --
 Net realized and unrealized gain                  1.01              2.28             0.42            1.48         2.20
                                            -----------       -----------       ----------       ---------      -------
  Total from investment operations                 1.04              2.32             0.45            1.47         2.20
                                            -----------       -----------       ----------       ---------      -------
Less distributions
 Dividends from net investment income             (0.29)               --               --              --           --
 Dividends from net realized gains                (1.34)            (0.04)           (0.88)             --           --
                                            -----------       -----------       ----------       ---------      -------
  Total distributions                             (1.63)            (0.04)           (0.88)             --           --
                                            -----------       -----------       ----------       ---------      -------
Change in net asset value                         (0.59)             2.28            (0.43)           1.47         2.20
                                            -----------       -----------       ----------       ---------      -------
Net asset value, end of period                   $13.89            $14.48           $12.20          $12.63       $11.16
                                           ============      ============       ==========       =========      =======
Total return(2)                                    8.21%            19.03%            4.12%          13.17%       24.55%
Ratios/supplemental data:
Net assets, end of period (thousands)          $131,338          $135,524         $129,352        $167,918      $91,196
Ratio to average net assets of:
 Operating expenses                                1.56%             1.57%            1.70%           1.47%        1.78%
 Net investment income (loss)                      0.22%             0.33%            0.23%           0.20%       (0.04)%
Portfolio turnover                                  167%              151%             236%            186%         191%
Average commission rate paid(6)                 $0.0177           $0.0205              N/A             N/A          N/A


                                                                            Class B
                                           --------------------------------------------------------------------------
                                                                                                 From Inception
                                                                    Year Ended November 30,        7/15/94 to
                                                  1997              1996              1995          11/30/94
                                           ----------------- ----------------- --------------------------------------
Net asset value, beginning of period             $14.22            $12.07           $12.60          $12.80
Income from investment operations(5)
 Net investment income (loss)                     (0.08)(1)         (0.05)(1)        (0.07)(1)       (0.01)
 Net realized and unrealized gain (loss)           1.00              2.24             0.42           (0.19)
                                                -------           -------        ---------     -----------
  Total from investment operations                 0.92              2.19             0.35           (0.20)
                                                -------           -------        ---------     -----------
Less distributions
 Dividends from net investment income             (0.24)               --               --              --
 Dividends from net realized gains                (1.34)            (0.04)           (0.88)             --
                                                -------           -------        ---------     -----------
  Total distributions                             (1.58)            (0.04)           (0.88)             --
                                                -------           -------        ---------     -----------
Change in net asset value                         (0.66)             2.15            (0.53)          (0.20)
                                                -------           -------        ---------     -----------
Net asset value, end of period                   $13.56            $14.22           $12.07          $12.60
                                                =======           =======        =========      ===========
Total return(2)                                    7.37%            18.16%            3.28%          (1.56)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)           $10,159            $6,955           $3,261          $1,991
Ratio to average net assets of:
 Operating expenses                                2.31%             2.31%            2.50%           1.93%(3)
 Net investment income (loss)                    (0.55)%            (0.39)%          (0.61)%          0.36%(3)
Portfolio turnover                                  167%              151%             236 %           186%
Average commission rate paid(6)                 $0.0177           $0.0205              N/A             N/A





(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

                    PHOENIX REAL ESTATE SECURITIES PORTFOLIO

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

                 Phoenix Real Estate      Phoenix Real Estate
                Securities Portfolio--   Securities Portfolio--
                      Class A                  Class B             NAREIT Index*

3/1/95                $ 9,525                  $10,000               $10,000
11/30/95              $10,463                  $10,921               $10,903
11/30/96              $13,519                  $14,006               $14,087
11/30/97              $17,769                  $17,970               $18,275



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                         From Inception
                                                           3/1/95 to
                                           1 Year           11/30/97
                                           -----------   ---------------
       Class A with 4.75% sales charge        25.15%          23.27%
------------------------------------------------------------------------
       Class A at net asset value             31.44%          25.42%
------------------------------------------------------------------------
       Class B with CDSC                      26.44%          23.78%
------------------------------------------------------------------------
       Class B at net asset value             30.44%          24.47%
------------------------------------------------------------------------
       NAREIT Index*                          29.73%          24.48%
------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 3/1/95 (inception of the Fund) for Class A and B shares.

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains.

The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997


                                          SHARES      VALUE
                                         --------- --------------
COMMON STOCKS--97.0%
REAL ESTATE INVESTMENT TRUSTS--96.1%
COMMERCIAL--32.1%
Office/Industrial--30.0%
  Beacon Properties Corp.   ............   28,700   $   1,291,500
  Boston Properties, Inc.   ............   62,200       2,029,275
  Cali Realty Corp.   ..................   57,900       2,297,906
  Duke Realty Investments, Inc.   ......   93,400       2,148,200
  First Industrial Realty Trust, Inc.      59,000       2,083,437
  Highwoods Properties, Inc.   .........   73,000       2,623,438
  Reckson Associates Realty Corp. ......   60,700       1,612,344
  Spieker Properties, Inc.  ............   62,900       2,555,313
  Weeks Corp.   ........................   37,300       1,193,600
                                                    -------------
                                                       17,835,013
                                                    -------------
Storage--2.1%
  Storage USA, Inc.   ..................   31,700       1,238,281
                                                    -------------
TOTAL COMMERCIAL  ..............................       19,073,294
                                                    -------------
DIVERSIFIED--14.2%
  Colonial Properties Trust ............   50,000       1,434,375
  Crescent Real Estate Equities Co.  ...   86,400       3,326,400
  Vornado Realty Trust   ...............   81,500       3,652,219
                                                    -------------
                                                        8,412,994
                                                    -------------
HEALTH CARE--3.1%
  Nationwide Health Properties, Inc. ...   56,400       1,332,450
  OMEGA Healthcare Investors, Inc.   ...   14,000         506,625
                                                    -------------
                                                        1,839,075
                                                    -------------
HOTELS--18.8%
  FelCor Suite Hotels, Inc. ............   48,300       1,753,894
  Patriot American Hospitality, Inc. ...  111,301       3,478,156
  Starwood Lodging Trust combined
    certificate ........................   72,600       3,893,175
  Sunstone Hotel Investors, Inc.  ......  118,200       2,075,888
                                                    -------------
                                                       11,201,113
                                                    -------------
NET LEASE--2.3%
  TriNet Corporate Realty Trust, Inc.      35,000       1,347,500
                                                    -------------
RESIDENTIAL--17.0%
Apartments--13.4%
  Bay Apartment Communities, Inc. ......   38,700       1,545,581
  Camden Property Trust  ...............   31,600       1,032,925
  Equity Residential Properties Trust      54,800       2,740,000
  Essex Property Trust, Inc.   .........   38,400       1,387,200
  Irvine Apartment Communities, Inc. ...   40,500       1,258,031
                                                    -------------
                                                        7,963,737
                                                    -------------
Manufactured Homes--3.6%
  Manufactured Home Communities, Inc.      41,500       1,130,875
  Sun Communities, Inc.  ...............   28,200       1,027,538
                                                    -------------
                                                        2,158,413
                                                    -------------
TOTAL RESIDENTIAL ..............................       10,122,150
                                                    -------------


                                          SHARES       VALUE
                                         --------- --------------
RETAIL--8.6%
Community/Neighborhood--2.3%
  Developers Diversified Realty Corp.      24,600   $     957,862
  Regency Realty Corp.   ...............   16,800         446,250
                                                    -------------
                                                        1,404,112
                                                    -------------
Factory Outlet--1.8%
  Chelsea GCA Realty, Inc.  ............   27,600       1,048,800
                                                    -------------
Regional Malls--4.5%
  Macerich Co. (The)  ..................   36,800         998,200
  Simon DeBartolo Group, Inc.  .........   22,208         725,924
  Urban Shopping Centers, Inc. .........   28,000         932,750
                                                    -------------
                                                        2,656,874
                                                    -------------
TOTAL RETAIL .......................................    5,109,786
                                                    -------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $46,093,545).....................   57,105,912
                                                    -------------
REAL ESTATE OPERATING COMPANIES--0.9%
Regional Malls--0.9%
  Rouse Co.  ...........................   16,500         519,750
                                                    -------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $412,555)........................      519,750
                                                    -------------
TOTAL COMMON STOCKS
  (Identified cost $46,506,100).....................   57,625,662
                                                    -------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97   ...... A-1+           $1,795         1,795,000
                                                               ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,795,000)........................         1,795,000
                                                               ---------
TOTAL INVESTMENTS--100.0%
  (Identified cost $48,301,100)  .....................        59,420,662(a)
  Cash and receivables, less liabilities--0.0%  ......             5,525
                                                              ----------
NET ASSETS--100.0%   .................................     $  59,426,187
                                                           =============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,246,387 and gross depreciation of $127,829 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $48,302,104.


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $48,301,100)                             $59,420,662
Cash                                                                 66
Receivables
 Fund shares sold                                               102,010
 Dividends and interest                                          53,134
                                                            -----------
  Total assets                                               59,575,872
                                                            -----------
Liabilities
Payables
 Fund shares repurchased                                         33,322
 Distribution fee                                                25,761
 Investment advisory fee                                         20,349
 Financial agent fee                                              6,740
 Trustees' fee                                                    6,292
 Transfer agent fee                                               5,611
Accrued expenses                                                 51,610
                                                            -----------
  Total liabilities                                             149,685
                                                            -----------
Net Assets                                                  $59,426,187
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $44,325,532
Undistributed net investment income                             212,484
Accumulated net realized gain                                 3,768,609
Net unrealized appreciation                                  11,119,562
                                                            -----------
Net Assets                                                  $59,426,187
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $36,335,668)            2,217,584

Net asset value per share                                   $     16.39
Offering price per share
  $16.39/(1-4.75%)                                          $     17.21

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $23,090,519)            1,414,714

Net asset value and offering price per share                $     16.32



                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Dividends                                                 $ 2,114,353
Interest                                                       74,560
                                                          -----------
   Total investment income                                  2,188,913
                                                          -----------
Expenses
Investment advisory fee                                       355,100
Distribution fee--Class A                                      77,163
Distribution fee--Class B                                     164,812
Financial agent fee                                            75,881
Transfer agent                                                 71,201
Professional                                                   35,119
Printing                                                       20,219
Trustees                                                       20,035
Registration                                                   17,608
Custodian                                                      10,691
Miscellaneous                                                   3,592
                                                          -----------
   Total expenses                                             851,421
   Less expenses borne by investment adviser                 (112,306)
                                                          -----------
   Net expenses                                               739,115
                                                          -----------
Net investment income                                       1,449,798
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             3,771,039
Net change in unrealized appreciation (depreciation) on
  investments                                               6,590,856
                                                          -----------
Net gain on investments                                    10,361,895
                                                          -----------
Net increase in net assets resulting from
  operations                                              $11,811,693
                                                          ===========


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       Year Ended            Year Ended
                                                                                    November 30, 1997     November 30, 1996
                                                                                    -------------------   ------------------
From Operations
 Net investment income                                                                $   1,449,798         $    993,652
 Net realized gain                                                                        3,771,039              605,112
 Net change in unrealized appreciation (depreciation)                                     6,590,856            4,233,859
                                                                                      -------------         ------------
 Increase in net assets resulting from operations                                        11,811,693            5,832,623
                                                                                      -------------         ------------
From Distributions to Shareholders
 Net investment income--Class A                                                          (1,017,253)            (861,331)
 Net investment income--Class B                                                            (412,660)            (163,427)
 Net realized gains--Class A                                                               (436,592)             (22,396)
 Net realized gains--Class B                                                               (164,397)              (3,977)
                                                                                      -------------         ------------
 Decrease in net assets from distributions to shareholders                               (2,030,902)          (1,051,131)
                                                                                      -------------         ------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,072,429 and 603,974 shares, respectively)              15,754,217            7,207,751
 Net asset value of shares issued from reinvestment of distributions (96,059 and
  73,246 shares, respectively)                                                            1,368,531              838,272
 Cost of shares repurchased (692,074 and 227,727 shares, respectively)                  (10,024,000)          (2,803,944)
                                                                                      -------------         ------------
Total                                                                                     7,098,748            5,242,079
                                                                                      -------------         ------------
Class B
 Proceeds from sales of shares (851,567 and 436,484 shares, respectively)                12,428,285            5,218,052
 Net asset value of shares issued from reinvestment of distributions (32,975 and
  12,304 shares, respectively)                                                              472,566              141,327
 Cost of shares repurchased (100,202 and 28,003 shares, respectively)                    (1,484,452)            (333,067)
                                                                                      -------------         ------------
Total                                                                                    11,416,399            5,026,312
                                                                                      -------------         ------------
 Increase in net assets from share transactions                                          18,515,147           10,268,391
                                                                                      -------------         ------------
 Net increase in net assets                                                              28,295,938           15,049,883
Net Assets
 Beginning of period                                                                     31,130,249           16,080,366
                                                                                      -------------         ------------
 End of period (including undistributed net investment income of
  $212,484 and $192,599, respectively)                                                $  59,426,187         $ 31,130,249
                                                                                      =============         ============


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                      Class A
                                          ---------------------------------------------------------------
                                                  Year Ended November 30,            From Inception
                                                                                        3/1/95
                                              1997                  1996              to 11/30/95
                                          ---------------------   ---------------   ---------------------
Net asset value, beginning of period                $13.14               $10.72           $10.00
Income from investment operations
 Net investment income                                0.49(4)(5)           0.53(5)          0.43(4)(5)
 Net realized and unrealized gain                     3.52                 2.50             0.55
                                              ------------          -----------       ----------
  Total from investment operations                    4.01                 3.03             0.98
                                              ------------          -----------       ----------
Less distributions
 Dividends from net investment income                (0.51)               (0.59)           (0.26)
 Dividends from net realized gains                   (0.25)               (0.02)              --
                                              ------------          -----------       ----------
  Total distributions                                (0.76)               (0.61)           (0.26)
                                              ------------          -----------       ----------
Change in net asset value                             3.25                 2.42             0.72
                                              ------------          -----------       ----------
Net asset value, end of period                      $16.39               $13.14           $10.72
                                            ==============         ============       ==========
Total return(1)                                      31.44%               29.20%            9.87%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)              $36,336              $22,872          $13,842
Ratio to average net assets of:
 Operating expenses                                   1.30%                1.30%            1.30%(2)
 Net investment income                                3.34%                4.55%            5.79%(2)
Portfolio turnover                                      54%                  24%               9%(3)
Average commission rate paid(7)                    $0.0493              $0.0478              N/A


                                                                      Class B
                                          ---------------------------------------------------------------
                                                  Year Ended November 30,            From Inception
                                                                                        3/1/95
                                              1997                  1996              to 11/30/95
                                          ---------------------   ---------------   ---------------------
Net asset value, beginning of period                $13.10               $10.68           $10.00
Income from investment operations
 Net investment income                                0.38(4)(6)           0.46(6)          0.36(4)(6)
 Net realized and unrealized gain                     3.50                 2.47             0.56
                                              ------------          -----------      -----------
  Total from investment operations                    3.88                 2.93             0.92
                                              ------------          -----------      -----------
Less distributions
 Dividends from net investment income                (0.41)               (0.49)           (0.24)
 Dividends from net realized gains                   (0.25)               (0.02)              --
                                              ------------          -----------      -----------
  Total distributions                                (0.66)               (0.51)           (0.24)
                                              ------------          -----------      -----------
Change in net asset value                             3.22                 2.42             0.68
                                              ------------          -----------      -----------
Net asset value, end of period                      $16.32               $13.10           $10.68
                                            ==============         ============      ===========
Total return(1)                                      30.44%               28.25%            9.21%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)              $23,091               $8,259           $2,239
Ratio to average net assets of:
 Operating expenses                                   2.05%                2.05%            2.05%(2)
 Net investment income                                2.55%                3.95%            5.03%(2)
Portfolio turnover                                      54%                  24%               9%(3)
Average commission rate paid(7)                    $0.0493              $0.0478              N/A

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.12, respectively.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                    PHOENIX EMERGING MARKETS BOND PORTFOLIO

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]


            Phoenix Emerging       Phoenix Emerging        J.P. Morgan Emerging
              Markets Bond           Markets Bond              Markets Bond
           Portfolio--Class A     Portfolio--Class B           Index Plus*

9/5/95          $ 9,525                $10,000                   $10,000
11/30/95        $ 9,943                $10,422                   $10,537
11/30/96        $15,926                $16,565                   $15,531
11/30/97        $17,824                $18,094                   $17,172



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                        From Inception
                                                          9/5/95 to
                                           1 Year          11/30/97
                                           ----------   ---------------
       Class A with 4.75% sales charge        6.58%          29.54%
-----------------------------------------------------------------------
       Class A at net asset value            11.91%          32.31%
-----------------------------------------------------------------------
       Class B with CDSC                      7.62%          30.44%
-----------------------------------------------------------------------
       Class B at net asset value            11.07%          31.31%
-----------------------------------------------------------------------
       JP Morgan Emerging Markets
        Bond Index Plus*                     10.57%          27.32%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/5/95 (inception of the Fund) for Class A and B shares.

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains.

The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The JP Morgan Emerging Markets Bond Index Plus tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-denominated Brady bonds, loans, Eurobonds, and local markets instruments. The index does not reflect sales charges.

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                       INVESTMENTS AT NOVEMBER 30, 1997


                                          MOODY'S
                                           BOND            PAR
                                          RATING          VALUE
                                        (Unaudited)       (000)              VALUE
                                       ------------- -------------------  -------------
NON-CONVERTIBLE BONDS--0.8%
United States--0.8%
  InterAmericas Communications
    Corp. Unit 144A 14%,
    10/27/07 (Telephone) (d) (h).....  NR             $          830       $    838,300
                                                                           ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $830,000) ..........................................         838,300
                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--87.9%
Algeria--6.9%
  Algeria Tranch 1 Unaffected
    Loans 7.375%, 3/4/00 (c) ......... NR                      4,091          3,354,545
  Algeria Tranch A Loans
    6.668%, 9/4/06 (c) ............... NR                      4,909          4,025,455
                                                                           ------------
                                                                              7,380,000
                                                                           ------------
Argentina--23.5%
  City of Buenos Aires 144A
    10.50%, 5/28/04 (d)   ............ B                       1,000(i)         886,500
  Republic of Argentina Bocon
    Pre3 Euro, PIK interest
    capitalization, 3.205%,
    9/1/02 (c)   ..................... B                       6,166(i)       4,898,722
  Republic of Argentina Bocon Pro1
    M1, PIK interest capitalization,
    3.205%, 4/1/07 (c) ............... B                       6,518(i)       4,628,387
  Republic of Argentina RegS
    8.75%, 7/10/02  .................. Ba                     12,000(i)      10,320,000
  Republic of Argentina RegS
    11.75%, 2/12/07 (e)   ............ Ba                      4,530(i)       4,258,200
                                                                           ------------
                                                                             24,991,809
                                                                           ------------
Brazil--14.4%
  Republic of Brazil C Bond,
    PIK interest capitalization,
    8%, 4/15/14 (c) .................. B                      18,216         13,616,201
  Republic of Brazil C Bond
    Registered, PIK interest
    capitalization, 8%,
    4/15/14 (c)  ..................... B                       2,281          1,704,689
                                                                           ------------
                                                                             15,320,890
                                                                           ------------
Bulgaria--7.8%
  Republic of Bulgaria FLIRB
    RegA 2.25%, 7/28/12 (c)  ......... NR                      1,250            740,625
  Republic of Bulgaria FLIRB
    Series A Bearer Euro
    2.25%, 7/28/12 (c) (e)   ......... B                      12,865          7,622,512
                                                                           ------------
                                                                              8,363,137
                                                                           ------------
Congo--0.3%
  Congo Loans (b)   .................. NR                      1,206            349,716
                                                                           ------------
Ecuador--2.8%
  Ecuador Bearer PDI Euro, PIK
    interest capitalization,
    6.688%, 2/27/15 (c) (e)  ......... B                       3,838          2,406,828
  Ecuador Registered PDI, PIK
    interest capitalization,
    6.688%, 2/27/15 (c)   ............ B                         875            548,565
                                                                           ------------
                                                                              2,955,393
                                                                           ------------


                                          MOODY'S
                                           BOND             PAR
                                          RATING           VALUE
                                        (Unaudited)        (000)              VALUE
                                       ------------- -------------------  -------------
Ivory Coast--2.6%
  Ivory Coast FLIRB WI 2% (c) (f)     .NR             $        5,500       $  1,870,000
  Ivory Coast FLIRB WI 2% (c) (f)     .NR                      7,250(j)         405,275
  Ivory Coast Non-Performing
    Loans 12/31/05 (b) ............... NR                      1,356(j)          98,767
  Ivory Coast PDI WI 2% (c) (f) ...... NR                      1,000            400,000
                                                                           ------------
                                                                              2,774,042
                                                                           ------------
Macedonia--1.5%
  Macedonia C Bond, PIK
    interest capitalization,
    6.884%, 7/2/12 (c) ............... NR                      2,500          1,575,000
                                                                           ------------
Panama--1.2%
  Republic of Panama 8.875%,
    9/30/27   ........................ Ba                      1,350          1,255,500
                                                                           ------------
Peru--1.5%
  Peru FLIRB 3.25%, 3/7/17 (c)  ...... NR                      1,500            862,500
  Peru PDI 4%, 3/7/17 (c) ............ NR                      1,211            756,875
                                                                           ------------
                                                                              1,619,375
                                                                           ------------
Russia--14.5%
  Russia Principal Loans WI
    6.719%, 12/15/20 (c) (f) ......... NR                     19,750         11,356,250
  Russian Federation OFZ
    Linked Notes 18.29%,
    9/3/99 (c)   ..................... NR                 28,528,000(k)       4,113,424
                                                                           ------------
                                                                             15,469,674
                                                                           ------------
Turkey--2.4%
  Turkey T-Bill 0%, 6/4/98   ......... NR                300,000,000(l)         980,037
  Turkey T-Bill 0%, 9/16/98  ......... NR                580,000,000(l)       1,533,578
                                                                           ------------
                                                                              2,513,615
                                                                           ------------
Ukraine--1.9%
  BT Trust Ukrainian Notes 0%,
    1/23/98 (n)  ..................... NR                      1,000            955,336
  ING Ukrainian Notes 0%,
    12/30/98 (o) ..................... NR                      3,587(m)       1,079,131
                                                                           ------------
                                                                              2,034,467
                                                                           ------------
Venezuela--6.6%
  Republic of Venezuela 9.25%,
    9/15/27 (e)  ..................... Ba                      8,000          7,050,000
                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $96,513,769) ..........................................   93,652,618
                                                                           ------------
FOREIGN NON-CONVERTIBLE BONDS--12.1%
Argentina--1.1%
  CEI Citicorp 144A 11.25%,
    2/14/07 (Banks (Money
    Center)) (d) ..................... NR                        500(i)         405,000
  CEI Citicorp RegS 11.25%,
    2/14/07 (Banks (Money
    Center))  ........................ NR                      1,000(i)         810,000
                                                                           ------------
                                                                              1,215,000
                                                                           ------------
Brazil--4.2%
  MRS Logistica SA RegS
    10.625%, 8/15/05
    (Railroads) (e) .................. B(g)                    1,000            920,000
  Paging Network Do Brasil
    13.50%, 6/6/05 (Industrial)       .NR                      1,000            890,000
  Tevecap SA 12.625%,
    11/26/04 (Industrial) ............ NR                      2,000          1,800,000

                       See Notes to Financial Statements
                                                                             33

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------


                                          MOODY'S
                                           BOND       PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)      VALUE
                                       ------------- --------  ------------
Brazil--continued
  TV Filme, Inc. 12.875%,
    12/15/04 (Publishing) ............ B              $1,000    $   912,500
                                                                -----------
                                                                  4,522,500
                                                                -----------
Mexico--3.3%
  Grupo Televisa SA 0%,
    5/15/08 (Broadcasting
    (Television, Radio, &
    Cable)) (c)  ..................... Ba              2,000      1,525,000
  Innova S de R.L. RegS
    12.875%, 4/1/07
    (Industrial) ..................... B-(g)           2,000      1,957,500
                                                                -----------
                                                                  3,482,500
                                                                -----------
Netherlands--0.6%
  Netia Holdings 144A 0%,
    11/1/07 (Telephone) (c) (d) ...... NR              1,000        600,000
                                                                -----------
Nigeria--1.3%
  Central Bank of Nigeria Par
    Series WW 6.25%,
    11/15/20 (Banks (Major
    Regional)) (c) (h) ............... NR              2,000      1,365,000
                                                                -----------
Russia--1.6%
  Unexim International Finance
    BV RegS 9.875%, 8/1/00
    (Financial (Diversified))   ...... Ba              2,000      1,680,000
                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $13,129,782)  ...........................     12,865,000
                                                                -----------
FOREIGN CONVERTIBLE BONDS--7.0%
Canada--1.5%
  Petersburg Long Cv. 144A 9%,
    6/1/06 (Telephone) (d)   ......... NR              1,267      1,580,583
                                                                -----------
Mexico--0.5%
  Consorcio Grupo Dina Cv. 8%,
    8/8/04 (Trucks & Parts) (e) ...... CCC(g)            700        570,500
                                                                -----------
Russia--5.0%
  Lukinter Finance BV Cv. RegS
    3.50%, 5/6/02 (Oil
    (International Integrated)) (e)    Ba              4,300      5,321,250
                                                                -----------



                                                                    VALUE
                                                             -------------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified Cost $8,267,700) ...........................     $    7,472,333
                                                               --------------
TOTAL LONG-TERM INVESTMENTS--107.8%
  (Identified cost $118,741,251)  ........................        114,828,251
                                                               --------------



                                                     NUMBER
                                                       OF
                                                   CONTRACTS
                                                 --------------
OPTIONS--0.0%
  Argentina Global Call Options 12/8/97
    $115 (Par subject to call $4,000,000)  ...   4                     4,000
  Brazil DCB Call Options 12/17/97
    $80.75 (Par subject to call
    $3,500,000) ..............................   3.5                   3,818
  Bulgaria IAB Call Options 1/12/98
    $78.50 (Par subject to call
    $3,000,000) ..............................   3                         0
  Peru PDI Call Options 1/12/98 $66
    (Par subject to call $3,000,000) .........   3                     4,413
  Venezuela DCB Call Options 12/8/97
    $91 (Par subject to call $5,000,000)......   5                    10,000
                                                              --------------
TOTAL OPTIONS
  (Identified cost $682,350)                                          22,231
                                                              --------------



                                     STANDARD
                                     & POOR'S        PAR
                                      RATING        VALUE
                                    (Unaudited)     (000)
                                     ----------    ------
SHORT-TERM OBLIGATIONS--6.4%
Commercial Paper--6.4%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97  ......... A-1+            $2,260           2,260,000
  Donnelley (R.R.) & Sons Co.
    5.52%, 12/1/97 ............... A-1              4,535           4,535,000
                                                                    6,795,000
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $6,795,000) ...........................          6,795,000
                                                               --------------
TOTAL INVESTMENTS--114.2%
  (Identified cost $126,218,601)  ........................        121,645,482(a)
  Cash and receivables, less liabilities--(14.2%).........        (15,097,404)
                                                               --------------
NET ASSETS--100.0% .......................................     $  106,548,078
                                                               ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,843,741 and gross depreciation of $7,773,916 for income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $127,575,657.
(b) Non-income producing.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $4,310,383 or 4.0% of net assets.
(e) All or a portion segregated as collateral.
(f) When issued.
(g) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(h) Warrants incorporated as a unit.
(i) Par value represents Argentine Pesos.
(j) Par value represents French Francs.
(k) Par value represents Russian Rubles.
(l) Par value represents Turkish Lira.
(m) Par value represents Ukrainian Hryvnas.
(n) Restricted as to public resale. At the date of Acquisition, this security was valued at cost of $709,827.
(o) Restricted as to public resale. At the date of Acquisition, this security was valued at a cost of $1,452,987.


                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $126,218,601)                            $121,645,482
Cash                                                           2,965,964
Receivables
 Investment securities sold                                   17,692,154
 Interest                                                      2,904,247
 Fund shares sold                                              1,173,695
                                                            ------------
  Total assets                                               146,381,542
                                                            ------------
Liabilities
Payables
 Investment securities purchased                              39,581,271
 Fund shares repurchased                                          72,617
 Investment advisory fee                                          63,871
 Distribution fee                                                 44,573
 Financial agent fee                                               6,740
 Transfer agent fee                                                5,679
 Trustees' fee                                                       292
Accrued expenses                                                  58,421
                                                            ------------
  Total liabilities                                           39,833,464
                                                            ------------
Net Assets                                                  $106,548,078
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $108,859,293
Undistributed net investment income                              362,088
Accumulated net realized gain                                  1,899,816
Net unrealized depreciation                                   (4,573,119)
                                                            ------------
Net Assets                                                  $106,548,078
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $67,875,459)             5,286,835
Net asset value per share                                   $      12.84
Offering price per share
  $12.84/(1-4.75%)                                          $      13.48
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $38,672,619)             3,027,576
Net asset value and offering price per share                $      12.77


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Interest                                                    $8,683,069
                                                            ----------
   Total investment income                                   8,683,069
                                                            ----------
Expenses
Investment advisory fee                                        577,472
Distribution fee--Class A                                      130,192
Distribution fee--Class B                                      249,194
Financial agent fee                                             76,030
Transfer agent                                                  74,351
Professional                                                    40,843
Registration                                                    27,140
Custodian                                                       41,388
Printing                                                        21,471
Trustees                                                        20,035
Miscellaneous                                                    3,997
                                                            ----------
   Total expenses                                            1,262,113
   Custodian fees paid indirectly                              (14,657)
                                                            ----------
   Net expenses                                              1,247,456
                                                            ----------
Net investment income                                        7,435,613
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              1,493,514
Net realized gain on foreign currency transactions               1,904
Net realized loss on written options                           (28,454)
Net change in unrealized appreciation (depreciation) on
  investments                                               (7,091,439)
                                                           ------------
Net loss on investments                                    (5,624,475)
                                                           -----------
Net increase in net assets resulting from
  operations                                               $1,811,138
                                                           ===========


                       See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended            Year Ended
                                                                                     November 30, 1997     November 30, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                 $   7,435,613         $  2,436,105
 Net realized gain                                                                         1,466,964            6,344,543
 Net change in unrealized appreciation (depreciation)                                     (7,091,439)           2,233,148
                                                                                       -------------         ------------
 Increase in net assets resulting from operations                                          1,811,138           11,013,796
                                                                                       -------------         ------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (4,916,690)          (1,792,007)
 Net investment income--Class B                                                           (2,280,551)            (458,779)
 Net realized gains--Class A                                                              (4,477,700)                  --
 Net realized gains--Class B                                                              (1,490,259)                  --
                                                                                       -------------         ------------
 Decrease in net assets from distributions to shareholders                               (13,165,200)          (2,250,786)
                                                                                       -------------         ------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,047,705 and 923,074 shares, respectively)               56,372,468           12,175,504
 Net asset value of shares issued from reinvestment of distributions (636,006 and
  131,956 shares, respectively)                                                            8,387,234            1,635,413
 Cost of shares repurchased (1,401,387 and 243,677 shares, respectively)                 (19,377,800)          (3,184,227)
                                                                                       -------------         ------------
Total                                                                                     45,381,902           10,626,690
                                                                                       -------------         ------------
Class B
 Proceeds from sales of shares (2,934,383 and 700,581 shares, respectively)               41,013,074            8,585,460
 Net asset value of shares issued from reinvestment of distributions (163,679 and
  17,331 shares, respectively)                                                             2,172,877              219,353
 Cost of shares repurchased (727,786 and 119,165 shares, respectively)                   (10,039,719)          (1,565,347)
                                                                                       -------------         ------------
Total                                                                                     33,146,232            7,239,466
                                                                                       -------------         ------------
 Increase in net assets from share transactions                                           78,528,134           17,866,156
                                                                                       -------------         ------------
 Net increase in net assets                                                               67,174,072           26,629,166
Net Assets
 Beginning of period                                                                      39,374,006           12,744,840
                                                                                       -------------         ------------
 End of period (including undistributed net investment income of
  $362,088 and $161,377, respectively)                                                 $ 106,548,078         $ 39,374,006
                                                                                       =============         ============


                        See Notes to Financial Statements
36

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                                    Class A
                                          -----------------------------------------------------------
                                              Year Ended November 30,           From Inception
                                                                                  9/5/95 to
                                               1997             1996               11/30/95
                                          -----------------   ---------------   ---------------------
Net asset value, beginning of period              $14.80             $10.18               $10.00
Income from investment operations
 Net investment income                              1.38(4)            1.26(5)              0.25(4)(5)
 Net realized and unrealized gain                   0.17               4.56                 0.18
                                             -----------        -----------         ------------
  Total from investment operations                  1.55               5.82                 0.43
                                             -----------        -----------         ------------
Less distributions
 Dividends from net investment income              (1.28)             (1.20)               (0.25)
 Dividends from net realized gains                 (2.23)                --                   --
                                             -----------        -----------         ------------
  Total distributions                              (3.51)             (1.20)               (0.25)
                                             -----------        -----------         ------------
Change in net asset value                          (1.96)              4.62                 0.18
                                             -----------        -----------         ------------
Net asset value, end of period                    $12.84             $14.80               $10.18
                                            ============        ===========       ==============
Total return(1)                                    11.91%             60.18%                4.40%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)            $67,875            $29,661              $12,149
Ratio to average net assets of:
 Operating expenses                                 1.40%(7)           1.50%                1.50%(2)
 Net investment income                              9.90%             10.41%               10.48%(2)
Portfolio turnover                                   614%               378%                  38%(3)


                                                                    Class B
                                          -----------------------------------------------------------
                                              Year Ended November 30,           From Inception
                                                                                  9/5/95 to
                                               1997             1996               11/30/95
                                          -----------------   ---------------   ---------------------
Net asset value, beginning of period              $14.78             $10.18               $10.00
Income from investment operations
 Net investment income                              1.26(4)            1.19(6)              0.22(4)(6)
 Net realized and unrealized gain                   0.18               4.53                 0.20
                                             -----------        -----------         ------------
  Total from investment operations                  1.44               5.72                 0.42
                                             -----------        -----------         ------------
Less distributions
 Dividends from net investment income              (1.22)             (1.12)               (0.24)
 Dividends from net realized gains                 (2.23)                --                   --
                                             -----------        -----------         ------------
  Total distributions                              (3.45)             (1.12)               (0.24)
                                             -----------        -----------         ------------
Change in net asset value                          (2.01)              4.60                 0.18
                                             -----------        -----------         ------------
Net asset value, end of period                    $12.77             $14.78               $10.18
                                            ============        ===========       ==============
Total return(1)                                    11.07%             58.94%                4.22%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)            $38,673             $9,713                 $596
Ratio to average net assets of:
 Operating expenses                                 2.15%(7)           2.25%                2.25%(2)
 Net investment income                              9.14%              9.79%               10.29%(3)
Portfolio turnover                                   614%               378%                  38%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.


                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Tax-Exempt Bond Portfolio, Mid Cap Portfolio, International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, and Diversified Income Portfolio. The Diversified Income Portfolio is reported separately from these financial statements. Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation.

     The Trust offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     The Mid Cap Portfolio, the Emerging Markets Bond Portfolio and the International Portfolio may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Options:

     Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. Security lending:

     The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1997, none of the Portfolios had security loans outstanding.

J. Expenses:

     Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

K. When-issued and delayed delivery transactions:

     The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Phoenix Realty Securities, Inc. ("PRS"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:


                                            1st        $1-2       $2+
                                         $1 Billion   Billion   Billion
                                         ------------ --------- --------
Tax-Exempt Bond Portfolio   ............   0.45%       0.40%     0.35%
Mid Cap Portfolio  .....................   0.75%       0.70%     0.65%
International Portfolio  ...............   0.75%       0.70%     0.65%
Real Estate Securities Portfolio  ......   0.75%       0.70%     0.65%
Emerging Markets Bond Portfolio   ......   0.75%       0.70%     0.65%

     Pursuant to a Sub-Advisory Agreement with the Trust, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM") for which DPIM is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Securities Portfolio. Formerly, ABKB/LaSalle Securities Limited Partnership ("ABKB") served as sub-advisor for the Real Estate Securities Portfolio.

     The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.30% and 1.50%, respectively of the average daily net assets for Class A shares and 2.05% and 2.25%, respectively, for Class B shares.

     Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $200,220 for Class A shares and deferred sales charges of $294,116 for Class B shares for the year ended November 30, 1997. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1997, $876,201 was retained by the Distributor, $1,368,595 was paid out to unaffiliated Participants and $309,305 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of each Portfolio through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1997, transfer agent fees were $1,525,483 of which PEPCO retained $560,294 which is net of fees paid to State Street.

     At November 30, 1997, PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:


                                             Aggregate
                               Shares     Net Asset Value
                              ----------- ----------------
Tax-Exempt Bond
   Portfolio--Class A  ......    230,671    $ 2,576,595
Real Estate Securities
   Portfolio--Class A  ......    557,799      9,142,321
 Portfolio--Class B .........     11,196        182,721
Emerging Markets Bond
   Portfolio--Class A  ......  1,702,082     21,854,733
 Portfolio--Class B .........     14,287        182,445

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1997 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:



                                        Purchases        Sales
                                       -------------- -------------
Tax-Exempt Bond Portfolio ............  $ 18,740,420   $ 34,016,449
Mid Cap Portfolio   ..................   578,334,569    694,407,130
International Portfolio   ............   213,360,270    237,377,574
Real Estate Securities Portfolio .....    41,106,626     24,920,724
Emerging Markets Bond
   Portfolio  ........................   548,432,231    474,955,002

     There were no purchases or sales of long-term U.S. Government and agency securities during the year ended November 30, 1997.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

     At November 30, 1997, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:


                            Value of
                            Contracts     Market          Net
               Number of      when       Value of      Unrealized
 Description   Contracts     Opened      Contracts    Depreciation
-------------- ----------- ------------ ------------  -------------
U.S. Treasury
March, '98
(Short)           30        $3,566,250   $3,570,938     $ (4,688)

     Written option activity for the year ended November 30, 1997 aggregated the following:


     Emerging Markets Bond Portfolio             Call Options
------------------------------------------ ------------------------
                                           Number of     Amount
                                            Options    of Premiums
                                           ----------- ------------
Options outstanding at
 November 30, 1996                           --         $      --
Options written                            11.5           129,046
Options canceled in closing
 purchase transactions                     (5.5)          (40,500)
Options expired                            (3.0)          (27,046)
Options exercised                          (3.0)          (61,500)
                                           ----         ---------
Options outstanding at November 30, 1997     --         $      --
                                           ====         =========

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

     The Trust may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Trust is a participant, the Trust may not sell its participation in the loan without the lender's prior consent. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.


6. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1997, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below.


                                                       Capital paid
                       Undistributed    Accumulated    in on shares
                      net investment   net realized   of beneficial
                          income        gain (loss)     interest
                      ---------------- -------------- --------------
Tax-Exempt Bond
  Portfolio .........    $ (35,745)     $   29,801      $  5,944
Mid Cap
  Portfolio .........      450,831        (448,263)       (2,568)
International
  Portfolio .........      (43,082)         43,082            --
Emerging Markets
  Bond Portfolio  ...      (37,661)         39,127        (1,466)

TAX NOTICE (Unaudited)

     For the fiscal year ended November 30, 1997, the Tax-Exempt Bond Portfolio distributed $6,810,497 of exempt-interest dividends.
     For the fiscal year ended November 30, 1997, the following Portfolios distributed long-term capital gains dividends as follows:


Tax-Exempt Bond Portfolio   .........  $ 1,614,748
Mid Cap Portfolio  ..................   16,751,508
International Portfolio  ............    5,783,374
Real Estate Securities Portfolio  ...      333,679
Emerging Markets Bond Portfolio   ...       91,354

     This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




Price Waterhouse LLP                                                      [LOGO]



To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio, the International Portfolio, the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio (constituting separate series of the Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP



Boston, Massachusetts
January 21, 1998

                          DIVERSIFIED INCOME PORTFOLIO

Diversified Income Portfolio
--------------------------------------------------------------------------------


[LINE CHART]
(data representation of plot points)


               Diversified
               Income          Lehman Brothers
   Year End    Portfolio       Aggregate Bond Index*

      4/1/93      $10,000           $10,000
    11/30/93      $10,535           $10,482
    11/30/94       $9,981           $10,162
    11/30/95      $11,643           $11,955
    11/30/96      $13,427           $12,681
    11/30/97      $14,582           $13,638

[/LINE CHART]


Average Annual Total Returns for Periods Ending 11/30/97
                                                            From Inception
                                                              4/1/93 to
                                              1 Year          11/30/97
--------------------------------------------------------------------------------
Diversified Income Portfolio                   8.58%            8.41%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*          7.55%            6.87%
--------------------------------------------------------------------------------




This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the Change in share price for the stated period. Returns indicate past performance, which is not Predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers fixed income indices.
The index's performance does not include sales charges.

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                                MOODY'S
                                                  BOND       PAR
                                                 RATING     VALUE
                                               Unaudited)   (000)      VALUE
                                                ---------  -------   ---------
U.S. GOVERNMENT AND AGENCY SECURITIES   4.0%
U.S. Treasury Bonds                     2.0%
    U.S. Treasury Bonds 6.375%, 8/15/27           Aaa      $ 125     $129,726
                                                                     ---------

U.S. Treasury Notes                     2.0%
    U.S. Treasury Notes 6.125%, 8/15/07           Aaa        125      127,266
                                                                     ---------

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    (Identified cost $251,443)                                        256,992
                                                                     ---------

MUNICIPAL BONDS                         12.6%
California                              4.4%
    Kern County Pension Obligation
     Taxable 7.26%, 8/15/14 (f)                   Aaa        150      156,735
    Orange County Pension Series A Taxable
      7.67%, 9/1/09                               Aaa        120      130,163
                                                                     ---------
                                                                      286,898
                                                                     ---------

Colorado                                2.0%
    Denver City and County School District
      Taxable 6.76%, 12/15/07                     Aaa        125      127,420
                                                                     ---------

Florida                                 2.1%
    University of Miami Exchangeable Revenue
     Series A Taxable 7.40%, 4/1/11 (f)           Aaa         85       88,515
    University of Miami Exchangeable Revenue
     Series A Taxable 7.65%, 4/1/20 (f)           Aaa         45       46,771
                                                                     ---------
                                                                      135,286
                                                                     ---------
Illinois                                2.0%
    Illinois Educational Facilities Authority
      Revenue - Loyola University
        Series A Taxable 7.84%, 7/1/24            Aaa        125      132,199
                                                                     ---------

Pennsylvania                            2.1%
    Pennsylvania Economic Development
      Financing Authority 9.50%, 1/1/12           NR         200      136,000
                                                                     ---------

TOTAL MUNICIPAL BONDS
    (Identified cost $858,768)                                        817,803
                                                                     ---------

NON-CONVERTIBLE BONDS                   54.3%
Asset-Backed Securities                 7.1%
    BankAmerica Manufactured Housing
      Contract 97-1, B1 6.94%, 6/10/21            Baa        125      125,390
    Green Tree Financial Corp. 95-8,
      A2 6.15%, 12/15/26                          Aaa        124      124,600
    Green Tree Financial Corp. 97-3,
      A6 7.32%, 7/15/28                           Aaa        200      206,250
                                                                     ---------
                                                                      456,240
                                                                     ---------
Banks (Major Regional)                  2.8%
    First Union Institutional Capital I
      8.04%, 12/1/26                              A          125      132,625
    Wachovia Capital Trust II
     6.258%, 1/15/27     (c)                      Aa          50       48,379
                                                                     ---------
                                                                      181,004
                                                                     ---------



                        See Notes to Financial Statements                      3

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                               MOODY'S
                                                 BOND         PAR
                                                RATING       VALUE
                                             (Unaudited)     (000)       VALUE
                                             -----------   --------   ----------
Containers & Packaging (Paper)          1.6%
    Riverwood International Corp.
     10.625%, 8/1/07                            B-   (b)       $100   $  104,250
                                                                      ----------

Engineering & Construction              1.3%
    Neenah Corp. Series B
     11.125%, 5/1/07                            B                80       86,800
                                                                      ----------

Gaming, Lottery & Parimutuel Cos.       1.6%
    Mashantucket Pequot Revenue 144A
     6.91%, 9/1/12 (d)                          Aaa             100      103,299
                                                                      ----------

Non-Agency Mortgage-Backed Securities   33.9%
    DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A
        7.14%, 11/15/08 (d)                     Baa             100       99,875
    FDIC REMIC Trust 96-C1, 1D
     7.25%, 5/25/26                             Baa             150      151,781
    G.E. Capital Mortgage Services, Inc.
      96-8, 2A5 7.50%, 5/25/26                  AAA  (b)        222      229,074
    G.E. Capital Mortgage Services, Inc.
      97-1, A14 7.50%, 3/25/27                  AAA  (b)        150      154,172
    Norwest Asset Securities Corp.
     96-3, B1 7.25%, 9/25/26                    A    (b)        148      151,170
    Norwest Asset Securities Corp.
     96-3, B2 7.25%, 9/25/26                    BBB  (b)        148      149,899
    Residential Asset Securitization Trust
      96-A8, A1 8%, 12/25/26                    AAA  (b)        154      161,327
    Resolution Trust Corp.
     92-C3, B 9.05%, 8/25/23                    AA   (b)        155      156,854
    Resolution Trust Corp.
     93-C1, B 8.75%, 5/25/24                    Aa              119      118,905
    Resolution Trust Corp.
     95-1, B2 7.50%, 10/25/28                   Aa               87       87,633
    Resolution Trust Corp.
      95-1, C2 7.50%, 10/25/28                  A                85       85,977
    Resolution Trust Corp.
      95-2, C1 7.45%, 5/25/29                   Baa             104      105,181
    Structured Asset Securities Corp.
      95-C1, D 7.375%, 9/25/24                  BBB  (b)        150      151,828
    Structured Asset Securities Corp.
      93-C1, B 6.60%, 10/25/24                  A+   (b)        250      244,942
    Structured Asset Securities Corp.
      95-C4, D 7%, 6/25/26                      BBB  (b)        150      149,719
                                                                      ----------
                                                                       2,198,337
                                                                      ----------
Oil & Gas (Exploration & Production)    1.2%
    Lomak Petroleum, Inc. 8.75%, 1/15/07        B                75       76,688
                                                                      ----------

Publishing                              3.2%
    Hollinger International Publishing, Inc.
      9.25%,  3/15/07                           BB-  (b)        200      207,000
                                                                       ---------

Telecommunications (Cellular/Wireless)  1.6%
    Comcast Cellular Holdings
      Series B 9.50%, 5/1/07                    BB+  (b)        100      104,500
                                                                      ----------

TOTAL NON-CONVERTIBLE BONDS
    (Identified cost $3,429,687)                                       3,518,118
                                                                      ----------

FOREIGN GOVERNMENT SECURITIES           24.7%
Argentina                               3.6%
    Republic of Argentina RegS
      11.75%, 2/12/07                           BBB- (b)        250(g)   235,000
                                                                       ---------



                        See Notes to Financial Statements                      4

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                               MOODY'S
                                                 BOND       PAR
                                                RATING     VALUE
                                             (Unaudited)   (000)        VALUE
                                             -----------   -------   ----------
Brazil                                  4.0%
    Republic of Brazil C Bond, PIK interest
    capitalization, 8%, 4/15/14 (c)             BB-  (b)     $342    $  255,703
                                                                     ----------

Bulgaria                                2.7%
    Republic of Bulgaria IAB PDI Euro
      6.688%, 7/28/11 (c)                       B             250       177,734
                                                                     ----------

Ecuador                                 2.6%
    Ecuador Bearer PDI Euro,
     PIK interest capitalization,
        6.688%, 2/27/15 (c)                     B             273       171,427
                                                                     ----------

Mexico                                  2.2%
    United Mexican States Global Bond
      11.375%, 9/15/16                          Ba            125       141,563
                                                                     ----------

Panama                                  1.8%
    Republic of Panama 8.875%, 9/30/27          Ba            125       116,250
                                                                     ----------

Peru                                    1.2%
    Peru PDI 4%, 3/7/17 (c)                     NR            125        78,125
                                                                     ----------

Russia                                  3.1%
    Russia Principal Loans WI
     6.719%, 12/15/20 (c) (e)                   NR            350       201,250
                                                                     ----------

Venezuela                               3.5%
    Republic of Venezuela DCB Euro
      6.75%, 12/18/07 (c)                       Ba            250       223,750
                                                                     ----------

TOTAL FOREIGN GOVERNMENT SECURITIES
    (Identified cost $1,682,031)                                      1,600,802
                                                                     ----------

                                                           SHARES
                                                           -------
PREFERRED STOCKS                        3.8%
REITS                                   3.8%
    Home Ownership Funding 2,
     Step-down Pfd. 144A 13.338% (d)                          250       247,698
                                                                     ----------

TOTAL PREFERRED STOCKS
    (Identified cost $241,507)                                         247,698
                                                                     ----------

TOTAL LONG-TERM INVESTMENTS             99.4%
    (Identified cost $6,463,436)                                     6,441,413
                                                                     ----------







                       See Notes to Financial Statements                       5

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------    ---------
SHORT-TERM OBLIGATIONS                  3.4%
Commercial Paper                        3.4%
    BellSouth Telecommunications, Inc.
      5.75%, 12/1/97                            A-1+        $150   $  150,000
    Koch Industries, Inc.
      5.62%, 12/1/97                            A-1+          70       70,000
                                                                   ----------
                                                                      220,000
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
    (Identified cost $220,000)                                        220,000
                                                                   ----------


TOTAL INVESTMENTS                       102.8%
    (Identified cost $6,683,436)                                    6,661,413(a)
                                                                   ----------


    Cash and receivables, less liabilities (2.8%)                    (181,283)
                                                                   ==========
NET ASSETS                              100.0%                     $6,480,130
                                                                   ===========









(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $184,040 and gross depreciation of $214,662. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $6,692,035.
(b)  As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(c) Variable or step coupon security; the interest rate shown reflects the rate currently in effect. (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $450,872 or 7.0% of net assets.
(e)  When issued.
(f)  All or a portion segregated as collateral.
(g) Par value represents Argentine Pesos.

                       See Notes to Financial Statements                       6

Diversified Income Portfolio
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1997


Assets
Investment securities at value
       (Identified cost $6,683,436)                                 $6,661,413
Cash                                                                     4,131
Receivables
       Investment securities sold                                      135,119
       Interest and dividends                                           96,982
                                                                    ----------
          Total assets                                               6,897,645
                                                                    ----------

Liabilities
Payables
       Investment securities purchased                                 367,875
       Trustees' fee                                                     7,222
       Investment advisory fee                                           5,854
       Financial agent fee                                               5,753
       Transfer agent fee                                                1,647
Accrued expenses                                                        29,164
                                                                    ----------
          Total liabilities                                            417,515
                                                                    ----------
Net Assets                                                          $6,480,130
                                                                    ==========


Net Assets Consist of:
Capital paid in on shares of beneficial interest                    $6,245,891
Undistributed net investment income                                     14,837
Accumulated net realized gain                                          241,425
Net unrealized depreciation                                          (22,023)
                                                                    ----------
Net Assets                                                          $6,480,130
                                                                    ==========


Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization                                648,866

Net asset value and offering price per share                             $9.99



                       See Notes to Financial Statements                       7

Diversified Income Portfolio
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1997


Investment Income
Interest                                                              $492,509

Dividends                                                               14,779
                                                                    ----------
       Total investment income                                         507,288
                                                                    ----------

Expenses
Investment advisory fee                                                 31,318
Financial agent fee                                                     64,206
Professional                                                            24,400
Trustees                                                                20,816
Transfer agent                                                          18,562
Registration                                                            14,544
Custodian                                                                5,707
Printing                                                                 1,408
Miscellaneous                                                              718
                                                                    ----------
       Total expenses                                                  181,679
       Less expenses borne by investment adviser                    (140,966)
                                                                    ----------
       Net expenses                                                     40,713
                                                                    ----------

Net investment income                                                  466,575
                                                                    ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                        251,177
Net change in unrealized appreciation (depreciation)
   on investments                                                     (194,058)
                                                                    ----------

Net gain on investments                                                 57,119
                                                                    ----------

Net increase in net assets resulting from operations                  $523,694
                                                                    ==========








                       See Notes to Financial Statements                       8

Diversified Income Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS



                                                                     Year Ended       Year Ended
                                                                 November 30, 1997  November 30, 1996
                                                                 -----------------  ------------------
From Operations
       Net investment income                                         $  466,575       $  442,214
       Net realized gain                                                251,177          254,797
       Net change in unrealized appreciation (depreciation)            (194,058)         100,101
                                                                     ----------       ----------
       Increase in net assets resulting from operations                 523,694          797,112
                                                                     ----------       ----------

From Distributions to Shareholders
       Net investment income                                           (469,335)        (451,539)
       Net realized gains                                               (72,586)               -
                                                                     ----------       ----------
       Decrease in net assets from distributions to shareholders       (541,921)        (451,539)
                                                                     ----------       ----------

From Share Transactions
       Proceeds from sales of shares
           (27,068 and 0 shares, respectively)                          263,374                -
       Net asset value of shares issued from reinvestment of
           distributions (54,582 and 47,353 shares, respectively)       541,924          451,539
       Cost of shares repurchased
          (27,376 and 1 shares, respectively)                          (273,623)              (5)
                                                                     ----------       ----------
       Increase in net assets from share transactions                   531,675          451,534
                                                                     ----------       ----------
       Net increase in net assets                                       513,448          797,107
Net Assets
       Beginning of period                                            5,966,682        5,169,575
                                                                     ----------       ----------
       End of period (including undistributed net investment
          income of $14,837 and $3,918, respectively)                $6,480,130       $5,966,682
                                                                     ==========       ==========







                       See Notes to Financial Statements                       9

Diversified Income Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)


                                                                                                       From
                                                                      Year Ended November 30,        Inception
                                                                                                     4/1/93 to
                                                  1997          1996          1995         1994      11/30/93
                                                --------      --------     ---------     --------    ---------
Net asset value, beginning of period            $10.03        $ 9.45        $ 8.97       $10.12      $ 10.00
Income from investment operations
     Net investment income                        0.74(1)(4)    0.78(1)       0.91(1)      0.63(1)      0.40(1)
     Net realized and unrealized gain (loss)      0.09          0.59          0.51        (1.13)        0.12
                                                --------      --------     ---------     --------    ---------
          Total from investment operations        0.83          1.37          1.42        (0.50)        0.52
                                                --------      --------     ---------     --------    ---------

Less distributions
     Dividends from net investment income        (0.75)        (0.79)        (0.94)       (0.59)       (0.40)

     Dividends from net realized gains           (0.12)            --            --       (0.06)          --
                                                --------      --------     ---------     --------    ---------
          Total distributions                    (0.87)        (0.79)        (0.94)       (0.65)       (0.40)
                                                --------      --------     ---------     --------    ---------

Change in net asset value                        (0.04)         0.58          0.48        (1.15)        0.12
                                                --------      --------     ---------     --------    ---------
Net asset value, end of period                  $ 9.99        $10.03        $ 9.45       $ 8.97      $ 10.12
                                                ========      ========     =========     ========    =========

Total return                                      8.58%        15.32%        16.65%       (5.26)%       5.35% (3)

Ratios/supplemental data:
Net assets, end of period (thousands)           $6,480        $5,967        $5,170       $1,780      $ 1,989
Ratio to average net assets of:
     Operating expenses                           0.65%         0.65%         0.65%        0.65%        0.65% (2)
     Net investment income                        7.45%         8.11%         7.60%        6.64%        6.13% (2)
Portfolio turnover                                 194%          231%          618%         124%         183% (2)








(1) Includes reimbursement of operating expenses by investment adviser of $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.





                      See Notes to Financial Statements                       10

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES
         The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio, Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Diversified Income Portfolio (the "Portfolio"). On November 19, 1997, the Trustees approved an amendment to the Articles, changing the Portfolio name to the Phoenix Strategic Income Fund. The Portfolio's investment objective is to achieve current income through investment primarily in publicly-traded, investment quality debt securities.

         The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:
         Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price.

         Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:
         Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. The Portfolio does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Security lending:
         The Portfolio loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Portfolio receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Portfolio net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1997, the Portfolio had no security loans outstanding.

D. Income taxes:
         The Portfolio is treated as a separate taxable entity. It is the policy of the Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:
         Distributions are recorded by the Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

F. Expenses:
         Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

G. When-issued and delayed delivery transactions:
          The Portfolio may engage in when-issued or delayed delivery transactions. The Portfolio records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
          As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.50% of the average daily net assets of the Diversified Income Portfolio. The Adviser has agreed to reimburse the Diversified Income Portfolio to the extent that expenses exceed 0.65% of the average daily net assets.

         As Financial Agent to the Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Portfolio through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply.

         PEPCO serves as the Portfolio's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1997, transfer agent fees were $18,562 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES
         Purchases and sales of securities during the year ended November 30, 1997 (excluding U.S. Government and agency securities and short-term securities) were $8,480,831 and $8,142,131, respectively.

         Purchases and sales of U.S. Government and agency securities during the year ended November 30, 1997 were $3,919,912 and $3,860,396, respectively.

4. OTHER
         As of November 30, 1997, substantially all shares of the Diversified Income Portfolio were owned by PHL.

         At the October 30, 1997 shareholder meeting, a change in the Portfolio's investment objective, the investment advisory agreement, and the offering of additional classes of shares were approved. The investment objective of the Portfolio was changed to maximize current income by investing in debt securities, with capital appreciation remaining as the secondary objective. The new investment advisory agreement provides for the Adviser, PIC, to receive a fee, based on an annual rate of 0.55% of the average aggregate daily net assets up to $1 billion, 0.50% of the average aggregate daily net assets of $1 billion through $2 billion, and 0.45% of average aggregate daily net assets over $2 billion. These changes are expected to become effective in March, 1998.

5. CREDIT RISK
         In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

6. LOAN AGREEMENTS
         The Portfolio may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Portfolio is a participant, the Portfolio may not sell its participation in the loan without the lender's prior consent. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

7. RECLASS OF CAPITAL ACCOUNTS
         In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1997, the Portfolio has decreased capital paid in on shares of beneficial interest by $9,113, increased undistributed net investment income by $13,679, and decreased accumulated net realized gains by $4,566.

TAX INFORMATION NOTICE (Unaudited)
         For the fiscal year ended November 30, 1997, the Portfolio distributed long-term capital gains dividends of $26,162.

























This report is not authorized for distribution to prospective investors in the Phoenix Diversified Income Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Diversified Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Diversified Income Portfolio (the "Portfolio") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





/s/ Price Waterhouse LLP

Boston, Massachusetts
January 21, 1998

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Multi-Portfolio Diversified Income Portfolio was held on October 30, 1997 to approve the following matters:

     1. Approve a new investment advisory agreement providing for changes to the fees to the investment adviser.

     2.   Approve a change in investment objective.

     3. Approve the revisions in the restrictions of the use of call and put options, futures contracts and related options to increase the applicable limit to 5% of net assets.

     4. Approve the elimination of a restriction on the use of futures contracts and related options.

     5. Approve the elimination of restrictions on investments in the securities of any issuer with a record of less than three years of continuous operations.

     6. Approve the increase in the limitation on the use of illiquid securities from 10% of total assets to 15% of net assets and to eliminate the restriction on the purchase of restricted securities.

     7. Approve the elimination of the limitation on the use of repurchase agreements.

     8.   Approve the adoption of a service fee plan.

On the record date for this meeting, there were 636,491 shares outstanding and 99.99% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:                           For        Against

1. Advisory Agreement                    636,466          0

2. Investment Objective                  636,466          0

3. Revisions in Restrictions             636,466          0

4. Elimination of Restriction            636,466          0

5. Restrictions on Issuers               636,466          0

6. Illiquid Securities                   636,466          0

7. Repurchase Agreements                 636,466          0

8. Service Fee Plan                      636,466          0

                         PHOENIX MULTI-PORTFOLIO FUND


                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits


 (a) Financial Statements:



     Included in Part A: Financial Highlights
     Included in Part B: Financial Statements and Notes Thereto, and Report of Independent Accountants
     covering the Strategic Income Fund are included in the Annual Report to
     Shareholders for the year ended November 30, 1997, incorporated by reference.
     Financial Statements and Notes Thereto, and Report of Independent Accountants
     covering the Tax Exempt Bond Portfolio, the Mid Cap Portfolio, the International
     Portfolio, the Real Estate Portfolio and the Emerging Markets Portfolio are included in the Annual Report to Shareholders for the year ended November 30, 1997, incorporated by reference.
     Included in Part C: Consent of Independent Accountants


 (b) Exhibits:



  1.1      Agreement and Declaration of Trust, previously filed with the Registration Statement on December 31,
           1987 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
  1.2      Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 2 on September 1, 1989, and
           filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
  1.3      Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
  1.4      Amendment to Declaration of Trust adding the Phoenix Real Estate Securities Portfolio, filed with Post-
           Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No.
           20 and incorporated herein by reference.
  1.5      Amendment to Declaration of Trust designating Classes of Shares, filed with Post-Effective Amendment No.
           14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
  1.6      Amendment to Declaration of Trust adding the Phoenix Emerging Markets Bond Portfolio filed via EDGAR with Post-Effective Amendment No. 17 on August 29, 1995 and incorporated herein by reference.
  1.7      Amendment to Declaration of Trust changing the name of the Phoenix Endowment Fixed-Income Portfolio to Phoenix Diversified Income Portfolio, filed via EDGAR with Post-Effective Amendment No. 19 on April
           19, 1996 and incorporated herein by reference.
  1.8      Amendment to Declaration of Trust changing the name of the Phoenix Capital Appreciation Portfolio to
           Phoenix Mid Cap Portfolio dated May 22, 1996 and filed via EDGAR with Post-Effective Amendment
           No. 20 and incorporated herein by reference.
  1.9      Amendment to Declaration of Trust changing the name of Phoenix Diversified Income Portfolio to Phoenix-
           Strategic Income Fund and designating Classes of Shares, filed herewith via EDGAR and incorporated herein by reference.
  2.       Not applicable.
  3.       Not applicable.
  4.       Reference is made to Article III of Registrant's Agreement and Declaration of Trust, as amended, and filed with those Registration Statements referred to in Exhibit 1, above.
  5.1      Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc.
           covering the Phoenix Tax-Exempt Bond, Phoenix Capital Appreciation, Phoenix International, Phoenix
           Endowment Equity and Phoenix Endowment Fixed Income Portfolios, filed with Post-Effective Amendment
           No. 12 on April 1, 1994, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

   5.2     Form of Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management
           Co., filed herewith via EDGAR and incorporated by reference.
   5.3     Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. dated
           October 30, 1997 covering the Phoenix Strategic Income Fund (f/k/a Phoenix Diversified Income Portfolio),
           and filed herewith via EDGAR and incorporated herein by reference.
   6.1     Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19,
           1997 and filed via EDGAR herewith.
   6.2     Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR herewith.
   6.3     Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.
   6.4     Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.
    7.     Not applicable.
   8.1     Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR herewith.
   8.2     Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix
           International Portfolio, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via
           EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
   9.1     Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
           Corporation dated November 19, 1997 and filed herewith via EDGAR.
   9.2     Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-
           Effective Amendment No. 20 and incorporated herein by reference.
   9.3     Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and
           Trust Company, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.
  10.1     Opinion and Consent of Counsel covering shares of the Phoenix Tax-Exempt Bond Portfolio, filed with
           Pre-Effective Amendment No. 2 on July 7, 1988, and filed via EDGAR herewith.
  10.2     Opinion and Consent of Counsel covering shares of the Phoenix Capital Appreciation Portfolio and the
           Phoenix International Portfolio, filed with Post-Effective Amendment No. 3 on October 30, 1989 and filed via EDGAR herewith.
  10.3     Opinion and Consent of Counsel covering shares of the Phoenix Endowment Equity Portfolio and
           Endowment Fixed-Income Portfolio, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR herewith.
  10.4     Opinion and Consent of Counsel covering shares of the Phoenix Real Estate Securities Portfolio, filed with
           Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment
           No. 20 and incorporated herein by reference.
   11.     Consent of Independent Accountants, filed herewith.
   12.     Not applicable.
   13.     Initial Capital Agreement, filed with Pre-Effective Amendment No. 2 July 7, 1988, and filed via EDGAR herewith.
  14.1     Custodial Agreement and supporting documentation and information relating to Internal Revenue Code
           Section 403(b) (7) tax sheltered accounts, filed with Post-Effective Amendment No. 3 on October 30, 1989, and filed via EDGAR herewith.
  14.2     Custodial Agreement and supporting documentation and information relating to Individual Retirement
           Accounts ("IRAs"), filed with Post-Effective Amendment No. 3 on October 30, 1989, and filed via EDGAR herewith.

  15.1      Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, filed herewith via EDGAR and incorporated herein by reference.
  15.2      Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, filed herewith via EDGAR and incorporated herein by reference.
  15.3      Class C Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, filed herewith via EDGAR and incorporated herein by reference.
  15.4      Class M Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, filed herewith via EDGAR and incorporated herein by reference.
   16.      Not applicable.
   17.      Financial Data Schedule filed herewith via EDGAR and reflected on EDGAR as Exhibit 27.
  18.1      Amended and Restated Rule 18f-3 Dual Distribution Plan effective November 19, 1997 filed via EDGAR herewith.
   19.      Powers of Attorney, filed via EDGAR with Post-Effective Amendment No. 20 and Powers of Attorney filed via EDGAR with Post-Effective Amendment No. 19 on April 1, 1996.


Item 25. Persons Controlled by or Under Common Control with Registrant.
     None

Item 26. Number of Holders of Securities

     The following information is given as of November 30, 1997.




                                                                            Number of
                                                                           Shareholder
                             Title of Class                                  Accounts
----------------------------------------------------------------------- ------------------
      Shares of Beneficial Interest, $1 par value, of the Phoenix       Class A     3,319
      Tax-Exempt Bond Portfolio                                         Class B       163
      Shares of Beneficial Interest, $1 par value of the Phoenix        Class A    12,026
      International Portfolio                                           Class B     1,567
      Shares of Beneficial Interest, $1 par value, of the Phoenix       Class A    30,928
      Mid Cap Portfolio                                                 Class B     2,235
      Shares of Beneficial Interest, $1 par value, of the Phoenix
      Endowment Equity Portfolio                                                        0
      Shares of Beneficial Interest, $1 par value, of the Phoenix
      Strategic Income Fund formerly the Diversified Income Portfolio   Class X         5
                                                                        Class A         0
                                                                        Class B         0
                                                                        Class C         0
                                                                        Class M         0
      Shares of Beneficial Interest, $1 par value, of the               Class A     2,325
      Real Estate Securities Portfolio                                  Class B     1,773
      Shares of Beneficial Interest, $1 par value, of the               Class A     3,912
      Phoenix Emerging Markets Portfolio                                Class B     2,167
                                                                        Class C         0
                                                                        Class M         0


Item 27. Indemnification
     Under the Agreement and Declaration of Trust establishing the Registrant any present or former Trustee or officer of the Registrant and any person who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise is indemnified against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding in which he may be or may have been involved as a party or otherwise by reason of being or having been such a Trustee, officer or director, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Registrant and with respect to any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 28. Business and Other Connections of the Investment Advisers

     See "Management of the Fund" in the Prospectus and "The Investment Advisers" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813
(DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.



Item 29. Principal Underwriter


 (a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Aberdeen Series Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Worldwide Opportunities Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Engemann Funds, Phoenix Investment Trust 97, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:



    Name and Principal           Positions and Offices         Positions and Offices
     Business Address               with Distributor              with Registrant
--------------------------   -----------------------------   -------------------------
Michael E. Haylon            Director                        Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480
Philip R. McLoughlin         Director and President          Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480
Leonard J. Saltiel           Managing Director,              Vice President
56 Prospect St.              Infrastructure
P.O. Box 150480
Hartford, CT 06115-0480
Paul A. Atkins               Senior Vice President and       None
56 Prospect St.              Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480
William R. Moyer             Senior Vice President and       Vice President
100 Bright Meadow Blvd.      Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900
John F. Sharry               Executive Vice President,       None
56 Prospect St.              Mutual Fund Sales and
P.O. Box 150480              Operations
Hartford, CT 06115-0480
G. Jeffrey Bohne             Vice President, Mutual Fund     Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

    Name and Principal           Positions and Offices         Positions and Offices
     Business Address               with Distributor              with Registrant
-------------------------   -------------------------------   -----------------------
Eugene A. Charon            Vice President and Controller     None
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900
Nancy G. Curtiss            Vice President and Treasurer,     Treasurer
56 Prospect St.             Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480
Elizabeth R. Sadowinski     Vice President,                   None
56 Prospect St.             Administration
P.O. Box 150480
Hartford, CT 06115-0480
Thomas N. Steenburg         Vice President, Counsel and       Assistant Secretary
56 Prospect St.             Secretary
P.O. Box 150480
Hartford, CT 06115-0480
William E. Keen, III        Assistant Vice President,         Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900



     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 30. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix International Portfolio). The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115 and Duff & Phelps Investment Management Co. is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.0. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.0. Box 351, Boston, Massachusetts 02101 and the address for the custodian of the Phoenix International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.


Item 31. Management Services

     The information required by this Item is included in the Statement of Additional Information.

Item 32. Undertakings
     The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders: accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

     The Fund undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist to communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

     Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Series' outstanding shares.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of January, 1998.



                                         PHOENIX MULTI-PORTFOLIO FUND


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
         Assistant Secretary                  President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 26th day of January, 1998.



             Signature                        Title
-----------------------------------   ---------------------
                                      Trustee
 --------------------------------
 Robert Chesek*

                                      Trustee
 --------------------------------
 E. Virgil Conway*

                                      Treasurer (principal
 --------------------------------     financial and
 Nancy G. Curtiss*                    accounting officer)

                                      Trustee
 --------------------------------
 Harry Dalzell-Payne*

                                      Trustee
 --------------------------------
 Francies E. Jeffries*

                                      Trustee
 --------------------------------
 Leroy Keith, Jr.*

                                      Trustee and
/s/ Philip R. McLoughlin              President
 --------------------------------
 Philip R. McLoughlin

                                      Trustee
 --------------------------------
 Everett L. Morris*

                                      Trustee
 --------------------------------
 James M. Oates*

                                      Trustee
 --------------------------------
 Calvin J. Pedersen*

                                      Trustee
 --------------------------------
 Herbert Roth, Jr.*

                                      Trustee
 --------------------------------
 Richard E. Segerson*

                                      Trustee
 --------------------------------
 Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
     -----------------------

* Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney previously filed.



                                     S-1(c)